AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2024, 2023 and 2022 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 10, 2025

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2024	2023
(in millions)
Admitted assets
Cash and invested assets:
Bonds	$52,642	$56,005
Stocks:
Preferred stocks	46	46
Common stocks	504	643
Investments in affiliates	3,585	3,486
Mortgage loans on real estate	10,192	10,500
Real estate:
Company occupied	142	145
Investment properties	4,077	4,225
Cash, cash equivalents and short-term investments	5,680	4,492
Policy loans	3,330	3,175
Derivatives	9,226	7,777
Receivable for securities	17	2
Other invested assets	13,088	13,227

Total cash and invested assets	102,529	103,723
Investment income due and accrued	904	822
Premiums due	44	58
Amounts recoverable from reinsurers	418	325
Funds held by or deposited with reinsured companies	2,345	2,486
Other reinsurance receivable	213	234
Amounts due from affiliates	238	204
Other assets	3,074	2,363
Assets held in separate accounts	152,380	142,884

Total admitted assets	$262,145	$253,099

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2024	2023
(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$70,314	$70,730
Policyholders’ and beneficiaries’ funds	3,431	3,152
Consumer notes	92	92
Dividends payable to policyholders	278	278
Policy benefits in process of payment	617	703
Other amount payable on reinsurance	211	173
Other policy obligations	65	53

Total policy and contract obligations	75,008	75,181
Payable to parent and affiliates	2,238	1,719
Transfers to (from) separate account due or accrued, net	(487)	(396)
Asset valuation reserve	3,029	3,102
Reinsurance in unauthorized companies	4	32
Funds withheld from unauthorized reinsurers	103	322
Net deferred tax liability	48	243
Derivatives	5,385	3,338
Payables for collateral on derivatives	3,367	3,793
Payables for securities	413	183
Funds held under coinsurance	7,748	9,687
Other general account obligations	1,920	1,596
Obligations related to separate accounts	152,380	142,884

Total liabilities	251,156	241,684
Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2024 and 2023)	—	—
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2024 and 2023)	5	5
Paid-in surplus	3,219	3,219
Special surplus funds	742	169
Surplus notes	136	586
Unassigned surplus	6,887	7,436

Total capital and surplus	10,989	11,415

Total liabilities and capital and surplus	$262,145	$253,099

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2024	2023	2022
(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,956	$16,370	$13,992
Consideration for supplementary contracts with life contingencies	131	149	118
Net investment income	4,586	4,393	4,374
Amortization of interest maintenance reserve	57	77	107
Commissions and expense allowance on reinsurance ceded	348	521	(617)
Reserve adjustment on reinsurance ceded	(6,533)	(5,735)	(4,499)
Separate account administrative and contract fees	1,822	1,719	1,736
Other revenue (expense)	(135)	(111)	(344)

Total premiums and other revenues	15,232	17,383	14,867
Benefits paid or provided:
Death, surrender and other contract benefits, net	17,414	14,372	13,784
Annuity benefits	715	920	971
Disability and long-term care benefits	1,015	1,141	1,051
Interest and adjustments on policy or deposit-type funds	120	88	68
Payments on supplementary contracts with life contingencies	71	51	57
Increase (decrease) in life, annuity and long-term care reserves	(343)	1,719	(540)

Total benefits paid or provided	18,992	18,291	15,391
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,074	990	1,026
General expenses	1,162	1,194	1,001
Insurance taxes, licenses and fees	173	167	159
Net transfers to (from) separate accounts	(8,064)	(5,146)	(5,052)
Investment income ceded	954	1,087	1,190
Other (income) deductions	96	—	2

Total insurance expenses and other deductions	(4,605)	(1,708)	(1,674)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	845	800	1,150
Dividends to policyholders	69	46	59

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	776	754	1,091
Federal income tax expense (benefit)	(302)	(319)	(68)

Income (loss) from operations before net realized capital gains (losses)	1,078	1,073	1,159
Net realized capital gains (losses)	(487)	(326)	(394)

Net income (loss)	$591	$747	$765

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)
Balances at January 1, 2022	$5	$3,219	$586	$—	$6,602	$10,412
Net income (loss)					765	765
Change in net unrealized capital gains (losses)					99	99
Change in net deferred income tax					72	72
Decrease (increase) in non-admitted assets					(51)	(51)
Change in liability for reinsurance in unauthorized companies					12	12
Decrease (increase) in asset valuation reserves					(211)	(211)
Dividend paid to parent					(580)	(580)
Change in surplus as a result of reinsurance					402	402
Other adjustments, net			—		(77)	(77)

Balances at December 31, 2022	5	3,219	586	—	7,033	10,843
Net income (loss)					747	747
Change in net unrealized capital gains (losses)					445	445
Change in net deferred income tax					59	59
Decrease (increase) in non-admitted assets					(25)	(25)
Change in liability for reinsurance in unauthorized companies					22	22
Decrease (increase) in asset valuation reserves					(69)	(69)
Dividend paid to parent					(500)	(500)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				169		169
Other adjustments, net			—		(196)	(196)

Balances at December 31, 2023	5	3,219	586	169	7,436	11,415
Net income (loss)					591	591
Change in net unrealized capital gains (losses)					(259)	(259)
Change in net deferred income tax					89	89
Decrease (increase) in non-admitted assets					17	17
Change in liability for reinsurance in unauthorized companies					28	28
Decrease (increase) in asset valuation reserves					73	73
Dividend paid to parent					(425)	(425)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				573	—	573
Surplus note redemptions			(450)			(450)
Other adjustments, net			—		(583)	(583)

Balances at December 31, 2024	$5	$3,219	$136	$742	$6,887	$10,989

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
	2024	2023	2022
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,011	$16,535	$16,558
Net investment income received	4,558	4,536	4,280
Separate account fees	1,822	1,719	1,736
Commissions and expenses allowance on reinsurance ceded	267	441	(215)
Miscellaneous income (loss)	(72)	(74)	(85)
Benefits and losses paid	(26,637)	(22,628)	(22,681)
Net transfers from (to) separate accounts	7,973	5,082	5,034
Commissions and expenses (paid) recovered	(3,119)	(3,291)	(3,414)
Dividends paid to policyholders	(69)	(62)	(82)
Federal and foreign income and capital gain taxes (paid) recovered	94	(29)	44

Net cash provided by (used in) operating activities	2,828	2,229	1,175
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	10,374	9,667	16,627
Stocks	337	658	216
Mortgage loans on real estate	751	695	1,278
Real estate	38	269	114
Other invested assets	1,437	833	1,024
Net gains (losses) on cash, cash equivalents and short term investments	—	6	—

Total investment proceeds	12,937	12,128	19,259
Cost of investments acquired:
Bonds	12,287	9,523	19,923
Stocks	137	128	148
Mortgage loans on real estate	451	282	882
Real estate	38	158	333
Other invested assets	1,274	1,359	2,033
Derivatives	548	719	960

Total cost of investments acquired	14,735	12,169	24,279
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(211)	(911)	3,595
Net (increase) decrease in policy loans	(155)	(411)	(27)

Net cash provided by (used in) investment activities	(2,164)	(1,363)	(1,452)
Financing and miscellaneous activities
Surplus notes	(450)	—	—
Capital and surplus paid-in
Borrowed funds	1	(34)	(16)
Net deposits (withdrawals) on deposit-type contracts	987	674	(81)
Dividend paid to Parent	(425)	(500)	(580)
Repurchase agreements	227	(163)	316
Other cash provided (applied)	184	644	(493)

Net cash provided by (used in) financing and miscellaneous activities	524	621	(854)
Net increase (decrease) in cash, cash equivalents and short-term investments	1,188	1,487	(1,131)
Cash, cash equivalents and short-term investments at beginning of year	4,492	3,005	4,136

Cash, cash equivalents and short-term investments at end of year	$5,680	$4,492	$3,005

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,200	$—	$—
Investing activities related to reinsurance transactions, net	(4,994)	—	—
Financing and miscellaneous sources related to reinsurance transactions, net	2,794	—	—

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. It provides a wide range of financial protection and wealth management products and services to both individual and institutional customers, primarily in the United States. Through its insurance operations, the Company offers various individual life insurance products distributed through multiple channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services, including various retirement products to retirement plans, distributed through insurance agents, affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company has discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. It also discontinued new sales of its legacy corporate and bank-owned life insurance products.

The Company is registered as a foreign reinsurer in several jurisdictions outside the United States as part of its International Group Program, offering pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches, or affiliates of multinational corporations.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three- month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Commissioner.

•	Reserves for most individual life insurance policies, written prior to 2020, are determined based on prescribed interest rates, mortality tables and valuation methods.

•

Reserves for some individual life insurance policies, written in 2018 and 2019, all individual life insurance policies written since January 1st, 2020, and for all variable annuities, are determined using principle-base reserve (“PBR”) methods and assumptions as defined in Valuation Manual 20 (“VM-20”) and Valuation Manual 21 (“VM-21”).

•	Reserves for other annuity and supplementary contracts with life contingency are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2024 and 2023. Reserves at December 31, 2024 and 2023 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income, and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participating Insurance and Policyholder Dividends: Participating business represented approximately 12% and 12% of the Company’s aggregate reserve for life contracts at December 31, 2024 and 2023, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole life, term life, universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium deficiency reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2024 and 2023.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method with estimates of future mortality, morbidity, persistency and interest; (j) reserves ceded under reinsurance contracts, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income. CECL requires entities to consider historical experience, current conditions, and reasonable forecasts to estimate these losses; (m) for held to maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”). For available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, and would generally be capitalized and amortized based on profit emergence over the expected life of the policies or the premium payment period; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2024 and 2023, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. The impact of this guidance is presented in special surplus funds in the Balance Sheets.

In September 2023, the NAIC adopted INT 23-03—Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101—Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to Statement of Statutory Accounting Principles (“SSAP”) No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which was used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the SSAP No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August 2023, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 43R—Loan-Backed and Structured Securities, and other related SSAPs as part of its principle-based bond definition project (the “Bond Project”). This adoption marks a significant milestone in the Bond Project, initiated in October 2020, to develop a principle-based bond definition for determining whether securities qualify for reporting on Schedule D, Part 1. Under the new bond definition, bonds are classified as either an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, while an “asset-backed security” is defined as a bond issued by an entity created primarily to raise capital through debt backed by financial assets. The revisions to SSAP No. 26R incorporate the principle-based bond definition, and SSAP No. 43R provides updated accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Following the adoption of these revisions, investments that do not qualify as bonds will no longer be permitted to be reported as bonds on Schedule D, Part 1, with no grandfathering for existing investments that do not meet the revised criteria. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective January 1, 2025. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

In March 2024, the NAIC adopted Ref #2024-11, which includes revisions to SSAP No. 101- Income Taxes to incorporate Accounting Standards Update (“ASU”) 2023-09. These revisions involve adding certain disclosures and removing one existing disclosure to conform with the ASU. This adoption aims to align income tax reporting with the latest accounting standards. The added disclosures provide detailed information on the components of income tax expense, deferred tax assets and liabilities, and the valuation allowance, helping users of financial statements understand the tax positions and potential future tax benefits or obligations of the Company. The revisions will be effective January 1, 2025, and will not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2024, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 30R—Unaffiliated Common Stock, SSAP No. 32R—Preferred Stock, SSAP No. 43R—Asset-Backed Securities, and SSAP No. 48—Joint Ventures, Partnerships, and Limited Liability Companies to incorporate consistency revisions for residual interests, ensuring all SSAPs refer to SSAP No. 21R for the formal definition and accounting and reporting guidance for residual interests. The changes also emphasize the requirement for substantive credit enhancements within the structure that absorb losses before the debt instrument being evaluated would absorb losses, applying to both issuer credit obligations and asset-backed securities. The revisions will be effective January 1, 2025, to align with the principles-based bond definition’s effective date. Changes resulting from the adoption of these revisions will be accounted for as a change in accounting principle in accordance with SSAP No. 3—Accounting Changes and Corrections of Errors. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2024, 2023 and 2022.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2024:
U.S. government and agencies	$4,100	$1	$(749)	$3,352
States and political subdivisions	3,198	25	(341)	2,882
Foreign governments	2,953	18	(48)	2,923
Corporate bonds	37,238	261	(4,304)	33,195
Mortgage-backed and asset-backed securities	5,153	21	(424)	4,750

Total bonds	$52,642	$326	$(5,866)	$47,102

December 31, 2023:
U.S. government and agencies	$3,831	$3	$(514)	$3,320
States and political subdivisions	3,651	76	(257)	3,470
Foreign governments	2,872	24	(40)	2,856
Corporate bonds	40,101	453	(3,796)	36,758
Mortgage-backed and asset-backed securities	5,550	44	(368)	5,226

Total bonds	$56,005	$600	$(4,975)	$51,630

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$1,344	$1,347
Due after one year through five years	7,294	7,162
Due after five years through ten years	11,188	10,639
Due after ten years	27,663	23,204
Mortgage-backed and asset-backed securities	5,153	4,750

Total	$52,642	$47,102

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2024	2023
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$3,036	$1,974
Bonds and cash pledged in support of exchange-traded futures	140	151
Bonds and cash pledged in support of cleared interest rate swaps	370	509

Total fair value	$3,546	$2,634

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	82	92
Pledged collateral under reinsurance agreements	4,183	4,104

Total carrying value	$4,279	$4,210

At December 31, 2024 and 2023, the Company held below investment grade corporate bonds of $2,757 million and $3,056 million, with an aggregate fair value of $2,618 million and $2,926 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2024 and 2023, the Company had no Other-Than-temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2024:
U.S. government and agencies	$1,291	$(47)	$1,964	$(702)	$3,255	$(749)
States and political subdivisions	732	(23)	1,736	(318)	2,468	(341)
Foreign governments	62	(4)	134	(44)	196	(48)
Corporate bonds	5,549	(175)	20,746	(4,129)	26,295	(4,304)
Mortgage-backed and asset-backed securities	730	(23)	2,939	(401)	3,669	(424)

Total	$8,364	$(272)	$27,519	$(5,594)	$35,883	$(5,866)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2023:
U.S. government and agencies	$1,415	$(29)	$1,580	$(485)	$2,995	$(514)
States and political subdivisions	44	(1)	2,032	(256)	2,076	(257)
Foreign governments	49	(2)	158	(38)	207	(40)
Corporate bonds	1,278	(38)	27,377	(3,758)	28,655	(3,796)
Mortgage-backed and asset-backed securities	192	(2)	3,445	(366)	3,637	(368)

Total	$2,978	$(72)	$34,592	$(4,903)	$37,570	$(4,975)

At December 31, 2024 and 2023, there were 2,530 and 2,509 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $124 million and $100 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $44 million, $26 million, and $0 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 9, 15, and 0 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2024, 2023 and 2022 was $0 million, $0 million, and $28 million, respectively. There were 0, 0, and 1 restructured corporate bonds for which an impairment was recognized during 2024, 2023 and 2022, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Proceeds	$13,314	$7,382	$14,747
Realized gross gains	102	74	16
Realized gross losses	(478)	(111)	(563)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2024 and 2023.

Affiliate Transactions

In 2024, the Company sold certain bonds to an affiliate, John Hancock Funding Company, LLC (“JHF LLC”). These bonds had a book value of $367 million and fair value of $373 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, JHF LLC, for $14 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife (International) Limited (“MIL”) for $57 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $51 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd. (“MRBL”), for $23 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Ltd. (“MRL”) for $65 million.

In 2023, the Company sold certain bonds to an affiliate, JHF LLC. These bonds had a book value of $40 million and fair value of $40 million. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $149 million and fair value of $142 million. The Company recognized $7 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $112 million and fair value of $102 million. The Company recognized $10 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company acquired at fair value, bonds from an affiliate, JHLH, for $101 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2022, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $128 million and fair value of $136 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $408 million.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $161 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, MRBL, for $56 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHLH, for $123 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHF LLC, for $6 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2024:
Preferred stocks:
Nonaffiliated	$38	$8	$—	$46
Common stocks:
Nonaffiliated	350	160	(6)	504

Total stocks	$388	$168	$(6)	$550

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
Preferred stocks:
Nonaffiliated	$35	$11	$—	$46
Common stocks:
Nonaffiliated	451	200	(8)	643

Total stocks	$486	$211	$(8)	$689

At December 31, 2024 and 2023, there were 68 and 73 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $5 million at December 31, 2024 and 2023, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $4 million, $14 million, and $25 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 128, 224, and 96 securities, respectively. These are primarily made up of impairments on public and private common stocks.

Affiliate Transactions

In 2024, the Company sold certain common stocks to an affiliate, Manulife Singapore Pte Ltd (“MLS”). These common stocks had a book value of $23 million and fair value of $48 million. The Company recognized $25 million in pre-tax realized gains before transfer to the IMR.

Mortgage Loans on Real Estate

At December 31, 2024 and 2023, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2024:
Property Type	Carrying Value
(in millions)
Apartments	$2,956
Industrial	940
Office buildings	2,220
Retail	2,607
Agricultural	—
Agribusiness	129
Mixed use	—
Other	1,391
Allowance	(51)

Total mortgage loans on real estate	$10,192

Geographic Concentration	Carrying Value
(in millions)
East North Central	$799
East South Central	168
Middle Atlantic	1,813
Mountain	687
New England	576
Pacific	3,473
South Atlantic	1,650
West North Central	336
West South Central	741
Canada / Other	—
Allowance	(51)

Total mortgage loans on real estate	$10,192

December 31, 2023:
Property Type	Carrying Value
(in millions)
Apartments	$2,983
Industrial	859
Office buildings	2,508
Retail	2,659
Agricultural	—
Agribusiness	160
Mixed use	6
Other	1,452
Allowance	(127)

Total mortgage loans on real estate	$10,500

Geographic Concentration	Carrying Value
(in millions)
East North Central	$949
East South Central	173
Middle Atlantic	1,988
Mountain	730
New England	549
Pacific	3,471
South Atlantic	1,700
West North Central	344
West South Central	723
Canada / Other	—
Allowance	(127)

Total mortgage loans on real estate	$10,500

At December 31, 2024, the aggregate mortgages outstanding to any one borrower do not exceed $465 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

During 2024, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 7.25% and 4.80% for commercial loans. The Company issued no purchase money mortgages in 2024 and 2023. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2024, 2023 and 2022, respectively. The average recorded investment in impaired loans was $147 million, $123 million, and $46 million at December 31, 2024, 2023 and 2022, respectively. The Company recognized $0 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2024, 2023 and 2022, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2024:
Recorded Investment
a. Current	$205	$—	$9,877	$141	$10,223
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
a. Recorded Investment	—	—	—	20	20
December 31, 2023:
Recorded Investment
Current	$242	$—	$10,092	$163	$10,497
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	16	—	16
180 + Days Past Due	—	—	114	—	114
Accruing Interest 90-179 Days Past Due
a. Recorded Investment	—	—	—	—	—

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2024 and 2023. The Company was not a participant or co-lender in a mortgage loan agreement in 2024 and 2023.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2024	2023
(in millions)
AAA	$—	$—
AA	2,803	3,086
A	4,187	4,010
BBB	2,733	2,979
BB	360	351
B and lower and unrated	109	74

Total	$10,192	$10,500

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2024	2023
(in millions)
Properties occupied by the company	$201	$200
Properties held for the production of income	5,577	5,618
Properties held for sale	—	—
Less accumulated depreciation	(1,559)	(1,448)

Total	$4,219	$4,370

The Company recorded $66 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2024, 2023 and 2022, respectively. The Company impaired one commercial office real estate property in 2024. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2024 and 2023.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $89 million, $0 million, and $28 million of impairments on partnerships and LLCs during the years ended December 31, 2024, 2023 and 2022, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2024, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $64 million.

In 2023, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $43 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2022, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $237 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2024 or 2023.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. As of December 31, 2024, the Company had repurchase agreements set to mature January 2, 2025, with various interest rates. The carrying value of the transferred assets and the obligations related to their repurchase, which approximate their fair value, are $380 million and $153 million as of December 31, 2024 and 2023, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction.

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2024 and 2023, the Company had $560 million and $533 million of reverse repurchase agreements with varying maturity dates which are recorded as cash equivalents. The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. On December 20, 2024, Manulife Reinsurance sold a bond to JHUSA that was repurchased from the Company on January 17, 2025. On December 18, 2023, MRBL sold a bond to JHUSA that was repurchased from the Company on January 17, 2024. The repurchase agreement affiliate activity as of December 31, 2024 and 2023 was $80 million and $180 million, respectively. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transactions.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. The Company had one security on loan from the securities lending program with a fair value of $39 million and collateral held of $40 million at December 31, 2024. There were no securities on loan as of December 31, 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Income:
Bonds	$2,323	$2,443	$2,284
Preferred stocks	2	2	—
Common stocks	118	118	115
Mortgage loans on real estate	448	454	495
Real estate	494	470	485
Policy loans	214	199	166
Cash, cash equivalents and short-term investments	155	109	25
Other invested assets	964	882	1,020
Derivatives	678	584	440
Other income	(176)	(196)	(63)

Total investment income	5,220	5,065	4,967
Expenses
Investment expenses	(443)	(475)	(397)
Investment taxes, licenses and fees, excluding federal income taxes	(56)	(55)	(54)
Investment interest expense	(30)	(43)	(46)
Depreciation on real estate and other invested assets	(105)	(99)	(96)

Total investment expenses	(634)	(672)	(593)

Net investment income	$4,586	$4,393	$4,374

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Realized capital gains (losses)	$(972)	$(350)	$(1,485)
Less amount transferred to the IMR (net of related tax benefit (expense) of $167 in 2024, $63 in 2023, and $279 in 2022)	(627)	(238)	(1,051)
Realized capital gains (losses) before tax	(345)	(112)	(434)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	142	214	(40)

Net realized capital gains (losses)	$(487)	$(326)	$(394)

Net Negative (Disallowed) IMR

At December 31, 2024 and 2023, the Company reported $742 million and $169 million of admitted disallowed IMR in special surplus funds. No portion of the admitted disallowed IMR was allocated to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s unamortized IMR gains and losses from derivatives are summarized below.

	Years ended December 31,
	2024	2023
Unamortized IMR from derivatives:
Gains	$3,081	$3,138
Losses	(4,100)	(4,227)

Total unamortized IMR from derivatives (net)	$(1,019)	$(1,089)

The calculated adjusted capital and surplus are as follows:

Calculation of Limitation Total
(1) Calculated adjusted capital and surplus: Prior Period Less:	$11,241
(2) Admitted Positive Goodwill (a)	—
(3) Admitted EDP Equipment & Operating System Software	8
(4) Admitted Net Deferred Taxes	—
(5) Admitted net negative (disallowed) IMR	725

(6) Adjusted Capital and Surplus (Line 1-2-3-4-5)	$10,508

(7) Limitation on amount of net negative (disallowed) IMR (adjusted capital and surplus times 10% limitation [Line 6*10%])	$1,051
Percentage of adjusted capital and surplus
(8) Current period reported Admitted net negative (disallowed) IMR	$742
(9) Current period Admitted IMR as a % of prior period Adjusted Capital and Surplus (Line 8/Line 6)	7%

The Company confirms the following attestation related to its IMR balances:

(1)	Asset sales were not forced by liquidity constraints.
(2)	There were no events leading to deviations from standard IMR accounting practices.
(3)	All investment activity is consistent with the Company’s investment and risk management policies.
(4)	IMR generated from derivatives is consistent with the Company’s derivative usage plan and follows historical treatment.

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2024
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$961	$—	$—	$18	$15
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	6,283	—	—	41	345
	Foreign currency swaps	302	56	—	32	1
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,560	—	—	2	761
	Equity total return swaps	96	—	—	2	—

Total Derivatives in Effective Hedge Accounting Relationships		$12,202	$56	$—	$95	$1,122

Other Hedging Relationships
	Interest rate swaps	$117,983	$8,797	$4,033	$8,797	$4,033
	Interest rate treasury locks	5,613	—	1,079	—	1,079
	Interest rate options	2,243	9	—	9	—
	Interest rate futures	3,929	—	—	—	—
	Foreign currency swaps	1,491	233	222	233	222
	Foreign currency forwards	885	8	27	8	27
	Foreign currency futures	17	—	—	—	—
	Equity total return swaps	274	5	—	5	—
	Equity index options	8,465	118	21	118	21
	Equity index futures	172	—	—	—	—
	Forwards	4	—	3	—	3

Total Derivatives in Other Hedging Relationships		$141,076	$9,170	$5,385	$9,170	$5,385
Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$—	$—	$1	$1,075
	Treasury Locks	1,790	—	—	—	173

Total Derivatives in Replication Synthetic Asset Transactions		$6,066	$—	$—	$1	$1,248

Total Derivatives		$159,344	$9,226	$5,385	$9,266	$7,755

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2023
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,048	$—	$—	$33	$30
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	6,333	—	—	67	279
	Foreign currency swaps	316	37	—	25	4
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,331	—	—	78	740
	Equity total return swaps	74	—	—	1	—

Total Derivatives in Effective Hedge Accounting Relationships		$12,102	$37	$—	$204	$1,053

Other Hedging Relationships
	Interest rate swaps	$117,982	$7,359	$2,324	$7,359	$2,324
	Interest rate treasury locks	6,265	5	829	5	829
	Interest rate options	2,756	20	—	20	—
	Interest rate futures	4,205	—	—	—	—
	Foreign currency swaps	1,371	214	139	214	139
	Foreign currency forwards	878	—	13	—	13
	Foreign currency futures	25	—	—	—	—
	Equity total return swaps	177	2	—	2	—
	Equity index options	6,926	140	2	140	2
	Equity index futures	161	—	—	—	—
	Forwards	21	—	31	—	31

Total Derivatives in Other Hedging Relationships		$140,767	$7,740	$3,338	$7,740	$3,338

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$—	$—	$2	$823
	Treasury locks	1,707	—	—	2	87

Total Derivatives in Replication Synthetic Asset Transactions		$5,983	$—	$—	$4	$910

Total Derivatives		$158,852	$7,777	$3,338	$7,948	$5,301

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2024, 2023 and 2022, respectively, the Company recorded unrealized gains (losses) of $4 million, ($72) million, and ($44) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2024, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, swaptions and interest rate futures contracts to manage interest rate risk and total return swap agreements to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, interest rate swaptions and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(272)	$(641)	$2,657
Interest rate treasury locks	(255)	463	(2,378)
Interest rate options	(7)	(5)	(136)
Interest rate futures	(21)	20	4
Foreign currency swaps	(73)	(4)	(10)
Foreign currency forwards	(8)	15	(15)
Foreign currency futures	1	—	(13)
Equity total return swaps	1	—	(3)
Equity index options	(17)	222	(522)
Equity index futures	6	(5)	115
Forwards	27	(31)	—

Total net unrealized capital gain (loss)	$(618)	$34	$(301)

Net realized capital gain (loss):
Interest rate swaps	$—	$258	$(470)
Interest rate treasury locks	(300)	(681)	(197)
Interest rate options	(5)	(11)	(43)
Interest rate futures	(4)	(11)	(551)
Foreign currency swaps	75	3	2
Foreign currency forwards	(21)	(15)	9
Foreign currency futures	1	—	(4)
Equity total return swaps	—	—	2
Equity index options	210	(2)	206
Equity index futures	(30)	(31)	57
Forwards	(13)	—	—

Total net realized capital gain (loss)	$(87)	$(490)	$(989)

Total gain (loss) from derivatives in other hedging relationships	$(705)	$(456)	$(1,290)

The table above does not include unrealized gains (losses) of $4 million, ($9) million, ($9) million and realized gains (losses) of $138 million, $64 million and $22 million for the years ended December 31, 2024, 2023 and 2022, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($424) million, ($261) million, and ($796) million (including $0 million, ($15) million, and ($820) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2024, 2023 and 2022, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2024 and 2023, the Company accepted collateral consisting of cash of $3,367 million and $3,793 million, and various securities with a fair value of $613 million and $644 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2025	$371
2026	5
2027	—
2028	—
Thereafter	—

Total Future Settled Premiums	$376

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$285	$108	$387
Current Year	$376	$96	$464

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

The Company is a guarantor on a joint venture arrangement with Enviva Holdings (“Enviva”), a U.S. wood pellet provider. The guarantee has a non escalating liability cap ending in November 2037. The Company is indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company is subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

At inception in 2017 when the joint venture was formed, the risk of the Company making guarantee payments was extremely low, therefore no liability was established. A monitoring materiality threshold was set and if breached a derivative liability would be recognized. Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company will have to pay on its guarantee increased. Therefore, a liability (loss) of ($3 million) was recognized on the balance sheet as of December 31, 2024. The Enviva guarantee is classified as a Forward - Other Derivative.

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2024 and 2023, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $150 million and $138 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2024 and 2023, the equity total return swap agreements with MLI had a fair value of $7 million and $3 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks which do not have regular market pricing are classified within Level 2, although a fair value can be determined based on other data. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2024
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$10	$10	$—	$—	$10	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	10	—	—	10	—
Preferred stocks:
Industrial and misc	46	46	—	—	46	—

Total preferred stocks	46	46	—	—	46	—
Common stocks:
Industrial and misc	504	504	411	26	67	—

Total common stocks	504	504	411	26	67	—
Cash and cash equivalents	2,443	2,443	2,443	—	—	—
Derivatives:
Interest rate swaps	8,797	8,797	—	8,797	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	9	9	—	—	9	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	233	233	—	233	—	—
Foreign currency forwards	8	8	—	8	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	5	5	—	5	—	—
Equity index options	118	118	—	118	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	9,170	9,170	—	9,161	9	—
Assets held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total assets	$164,553	$164,553	$152,723	$10,477	$1,353	$—

Liabilities:
Derivatives:
Interest rate swaps	$4,033	$4,033	$—	$4,033	$—	$—
Interest rate treasury locks	1,079	1,079	—	191	888	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	222	222	—	222	—	—
Foreign currency forwards	27	27	—	27	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	21	21	—	10	11	—
Equity index futures	—	—	—	—	—	—
Forward contracts	3	3	—	—	3	—

Total derivatives	5,385	5,385	—	4,483	902	—
Liabilities held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total liabilities	$157,765	$157,765	$149,869	$5,773	$2,123	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$10	$10	$—	$—	$10	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	10	—	—	10	—
Preferred stocks:
Industrial and misc	46	46	—	—	46	—

Total preferred stocks	46	46	—	—	46	—
Common stocks:
Industrial and misc	643	643	493	26	124	—

Total common stocks	643	643	493	26	124	—
Cash and cash equivalents	2,659	2,659	2,659	—	—	—
Derivatives:
Interest rate swaps	7,359	7,359	—	7,359	—	—
Interest rate treasury locks	5	5	—	—	5	—
Interest rate options	20	20	—	3	17	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	214	214	—	214	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	2	2	—	2	—	—
Equity index options	140	140	—	132	8	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	7,740	7,740	—	7,710	30	—
Assets held in separate accounts	142,884	142,884	140,095	1,465	1,324	—

Total assets	$153,982	$153,982	$143,247	$9,201	$1,534	$—

Liabilities:
Derivatives:
Interest rate swaps	$2,324	$2,324	$—	$2,324	$—	$—
Interest rate treasury locks	829	829	—	43	786	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	139	139	—	139	—	—
Foreign currency forwards	13	13	—	13	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	2	2	—	2	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	31	31	—	—	31	—

Total derivatives	3,338	3,338	—	2,521	817	—
Liabilities held in separate accounts	142,884	142,884	140,095	1,465	1,324	—

Total liabilities	$146,222	$146,222	$140,095	$3,986	$2,141	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2024
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$49,773	$44,233	$214	$42,146	$1,873
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	10,192	9,321	—	—	9,321
Short-term investments	3,237	3,237	—	3,237	—
Policy loans	3,330	3,330	—	3,330	—
Derivatives in effective hedge accounting and RSAT relationships	56	96	—	94	2

Total assets	$66,588	$60,217	$214	$48,807	$11,196

Liabilities:
Consumer notes	$92	$96	$—	$—	$96
Borrowed money	500	500	—	500	—
Policy reserves	1,109	1,101	—	—	1,101
Policyholders’ and beneficiaries’ funds	3,117	3,266	—	3,266	—
Derivatives in effective hedge accounting and RSAT relationships	—	2,370	—	1,684	686

Total liabilities	$4,818	$7,333	$—	$5,450	$1,883

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$53,259	$48,884	$215	$46,457	$2,212
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	10,500	9,812	—	—	9,812
Short-term investments	1,833	1,833	—	1,833	—
Policy loans	3,175	3,175	—	3,175	—
Derivatives in effective hedge accounting and RSAT relationships	37	208	—	127	81

Total assets	$68,804	$63,912	$215	$51,592	$12,105

Liabilities:
Consumer notes	$92	$99	$—	$—	$99
Borrowed money	500	500	—	500	—
Policy reserves	1,059	1,049	—	—	1,049
Policyholders’ and beneficiaries’ funds	1,992	2,149	—	2,149	—
Derivatives in effective hedge accounting and RSAT relationships	—	1,963	—	1,136	827

Total liabilities	$3,643	$5,760	$—	$3,785	$1,975

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Carrying value and fair value of bonds exclude leveraged leases of $2,859 million and $2,736 million at December 31, 2024 and 2023, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2024, 2023 and 2022, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2024	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2024
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	—	—	—	—	—	—	—	—	—	10
Preferred stocks:
Industrial and misc	8	—	—	—	2	—	—	—	—	—	10

Total preferred stocks	8	—	—	—	2	—	—	—	—	—	10
Common stocks:
Industrial and misc	124	24	(25)	—	1	—	(57)	—	—	—	67

Total common stocks	124	24	(25)	—	1	—	(57)	—	—	—	67
Net derivatives	(787)	(658)	(249)	—	—	—	—	656	—	145	(893)
Separate account assets/liabilities	1,324	3	—	—	64	—	(170)	—	—	—	1,221

Total	$679	$(631)	$(274)	$—	$67	$—	$(227)	$656	$—	$145	$415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(8)	$—	$—	$19	$—	$(18)	$—	$—	$—	$10
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	17	(8)	—	—	19	—	(18)	—	—	—	10
Preferred stocks:
Industrial and misc	22	—	—	—	1	—	(3)	—	—	(12)	8

Total preferred stocks	22	—	—	—	1	—	(3)	—	—	(12)	8
Common stocks:
Industrial and misc	128	—	11	—	25	—	(40)	—	—	—	124

Total common stocks	128	—	11	—	25	—	(40)	—	—	—	124
Net derivatives	(1,028)	(697)	240	—	—	—	—	688	—	10	(787)
Separate account assets/liabilities	1,387	43	—	—	12	—	(118)	—	—	—	1,324

Total	$526	$(662)	$251	$—	$57	$—	$(179)	$688	$—	$(2)	$679

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$17	$—	$17
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	17	—	17
Preferred stocks:
Industrial and misc	7	—	—	—	15	—	—	—	—	—	22

Total preferred stocks	7	—	—	—	15	—	—	—	—	—	22
Common stocks:
Industrial and misc	84	2	11	—	34	—	(3)	—	—	—	128

Total common stocks	84	2	11	—	34	—	(3)	—	—	—	128
Net derivatives	1,278	(545)	(1,996)	—	(81)	—	—	500	—	(184)	(1,028)
Separate account assets/liabilities	1,820	312	—	—	20	—	(764)	—	—	(1)	1,387

Total	$3,189	$(231)	$(1,985)	$—	$(12)	$—	$(767)	$500	$17	$(185)	$526

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums earned
Direct	$21,799	$21,115	$20,631
Assumed	454	463	459
Ceded	(7,297)	(5,208)	(7,098)

Net	$14,956	$16,370	$13,992

Benefits to policyholders ceded	$(14,288)	$(13,123)	$(13,473)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2024, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,896 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(150)	$(151)	$(174)
Premiums assumed	60	59	69
Benefits ceded	(572)	(508)	(583)
Benefits assumed	229	203	233
Other reinsurance receivable (payable)	58	15	4
Funds held by or deposited with reinsured companies	2,341	2,482	2,601

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(503)	(651)	(531)
Other reinsurance receivable	58	88	107
Other amounts payable on reinsurance	—	—	—

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(374)	(392)	(410)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	37	40
Other amounts payable on reinsurance	—	—	—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(4,270)	$—	$—
Benefits ceded, net	(605)	(62)	(27)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	3	2
Other amounts payable on reinsurance	—	—	—

On December 11, 2023, the Company entered into an agreement with Global Atlantic Financial Group Ltd to reinsure a block of long-term care (“LTC”) policies and annuity structured settlements. Under the terms of the transaction, the Company retains responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with an 80% quota share for the LTC block and a 100% quota share for the annuity structured settlements. The Company transferred policy liabilities of $4,992 million and assets of $5,031 million. The Company recorded a pre-tax loss of $150 million and a decrease of $101 million to statutory surplus.

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The partial recapture resulted in a pre-tax loss of $56 million and a decrease to surplus of $45 million, net of tax. The recapture was necessary to complete the transaction with Global Atlantic Financial Group LTD because the policies under this treaty are the same policies at risk.

The transactions were effective on January 1, 2024 and closed on February 22, 2024.

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(6)	$(6)	$(21,426)
Benefits ceded, net	(2,195)	(1,824)	(1,587)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	4	17	9

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2024, the Company has established full provisions to offset the net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(84)	$(92)	$(113)
Benefits ceded, net	(307)	(371)	(581)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	31	65
Other amounts payable on reinsurance	2	6	—
Treaty settlement received (paid)	130	110	70

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(385)	$(488)	$(480)
Impact of treaty recapture	2,031
Benefits ceded	(614)	(779)	(713)
Other reinsurance receivable	—	5	4
Other amounts payable on reinsurance	—	4	23
Funds held under coinsurance	7,239	9,250	9,138
Treaty settlement received (paid)	(76)	(78)	(182)

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the LTC risk with JHRECO under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s ultimate parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”) and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis and its capital position on OSFI’s capital framework, the Life Insurance Capital Adequacy Test (“LICAT”). As such, the agreement has no impact on MFC’s financial results or LICAT position, other than the frictional costs of administering the agreement. Effective January 1, 2024 and in conjunction with the LTC component of the Global Atlantic transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,496 million and $10,305 million at December 31, 2024 and 2023, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,239 million and $9,250 million at December 31, 2024 and 2023, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(2,265)	$(2,444)	$17,053
Benefits ceded	(6,688)	(6,203)	(6,736)
Other reinsurance receivable	21	37	37
Other amounts payable on reinsurance	51	45	214
Funds withheld from unauthorized reinsurers	103	322	276
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	65	66	(264)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, GMIB, and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s ultimate parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis and its capital position on OSFI’s capital framework, LICAT. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $40 million and $25 million as a coinsurance reserve and JHUSA holds $55 million and $85 million as a modified coinsurance reserve at December 31, 2024 and 2023, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The reserves are calculated over a range of stochastically generated economic scenarios and recorded at conditional tail expectation (“CTE70”) of the distribution of the results. They are based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $4 million and $7 million at December 31, 2024 and 2023, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and is being amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(29)	$(28)	$(27)
Premiums assumed	—	—	—
Benefits ceded	(32)	(30)	(28)
Benefits assumed	14	17	17
Other reinsurance receivable	1	1	—
Other amounts payable on reinsurance	1	—	4
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	3	(3)	(13)

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(81)	$(108)	$(118)
Premiums assumed	—	—	—
Benefits ceded	(70)	(26)	(35)
Benefits assumed	—	—	—
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	12	34	39
Funds held under coinsurance	509	437	367
Treaty settlement received (paid)	39	(18)	(78)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2024 and 2023, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$1,950	$77	$2,027
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a – b)	1,829	77	1,906
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	1,829	77	1,906
(f) Deferred tax liabilities	1,606	348	1,954

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$223	$(271)	$(48)

	December 31, 2023
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total
(in millions)
(a) Gross deferred tax assets	$1,894	$73	$1,967
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a – b)	1,773	73	1,846
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	1,773	73	1,846
(f) Deferred tax liabilities	1,777	312	2,089

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$(4)	$(239)	$(243)

	Change
	(7) (Col 1 – 4) Ordinary	(8) (Col 2 – 5) Capital	(9) (Col 7 + 8) Total
(in millions)
(a) Gross deferred tax assets	$56	$4	$60
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a – b)	56	4	60
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	56	4	60
(f) Deferred tax liabilities	(171)	36	(135)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$227	$(32)	$195

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2024 and 2023, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2024
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	503	—	503
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	503	—	503
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,647	—	1,647
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,326	77	1,403

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,829	$77	$1,906

	December 31, 2023
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	463	—	463
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	463	—	463
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,711	—	1,711
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,310	73	1,383

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,773	$73	$1,846

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7) (Col 1 – 4) Ordinary	(8) (Col 2 – 5) Capital	(9) (Col 7 + 8) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	40	—	40
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	40	—	40
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(64)	—	(64)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	16	4	20

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$56	$4	$60

	2024	2023
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	834%	864%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,981	$11,406

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Impact of tax planning strategies is as follows:

	December 31, 2024
	(1)	(2)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,829	$77
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,829	$77
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2023
	(3)	(4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,773	$73
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,773	$73
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5) (Col 1 –3) Ordinary	(6) (Col 2 –4) Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$56	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$56	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 – 2)
	2024	2023	Change
(in millions)
1. Current income tax
(a) Federal	$(302)	$(319)	$17
(b) Foreign	—	—	—

(c) Subtotal	(302)	(319)	17
(d) Federal income tax expense (benefit) on net capital gains	142	214	(72)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$(160)	$(105)	$(55)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2024	2023	(Col 1 – 2) Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	713	727	(14)
(4) Investments	110	121	(11)
(5) Deferred acquisition costs	649	658	(9)
(6) Policyholder dividends accrual	38	38	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	119	83	36
(9) Pension accrual	35	32	3
(10) Receivables – nonadmitted	52	51	1
(11) Net operating loss carryforward	11	14	(3)
(12) Tax credit carry-forward	198	144	54
(13) Other (including items <5% of total ordinary tax assets)	25	26	(1)

(99) Subtotal	$1,950	$1,894	$56
(b) Statutory valuation allowance adjustment	121	121	—
(c) Nonadmitted	—	—	—

(d) Admitted ordinary deferred tax assets (2(a)(99) – 2(b) – 2(c))	$1,829	$1,773	$56
(e) Capital:
(1) Investments	$77	$73	$4
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$77	$73	$4
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2(e)(99) – 2(f) – 2(g))	$77	$73	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,906	$1,846	$60
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,539	$1,661	$(122)
(2) Fixed assets	12	14	(2)
(3) Deferred and uncollected premium	6	8	(2)
(4) Policyholder reserves	47	92	(45)
(5) Other (including items <5% of total ordinary tax liabilities)	2	2	—

(99) Subtotal	$1,606	$1,777	$(171)
(b) Capital:
(1) Investments	$348	$312	$36
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$348	$312	$36

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,954	$2,089	$(135)

4. Net deferred tax assets/liabilities (2(i) – 3(c))	$(48)	$(243)	$195

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2024	2023	Change
(in millions)
Total deferred tax assets	$1,906	$1,846	$60
Total deferred tax liabilities	1,954	2,089	(135)

Net deferred tax assets (liabilities)	$(48)	$(243)	$195

Tax effect of unrealized gains and losses			98
Tax effect of unrealized foreign exchange gains (losses)			8
Other			—

Change in net deferred income taxes			$89

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Ordinary provisions computed at statutory rate	$(31)	$2	$18
Net realized capital gains (losses) before IMR at statutory rate	(10)	83	(101)
Change in nonadmitted assets	—	—	—
Reinsurance	(11)	(12)	87
Valuation allowance	—	—	—
Tax-exempt income	(19)	(19)	24
Nondeductible expenses	4	3	2
Foreign tax expense gross up	10	6	6
Amortization of IMR	8	(16)	(22)
Tax recorded in surplus	1	(1)	(22)
Dividend received deduction	(146)	(129)	(112)
Investment in subsidiaries	(12)	(12)	(13)
Prior year adjustment	—	(40)	(20)
Tax credits	(39)	(29)	(29)
Change in tax reserve	3	—	—
Pension	—	—	—
Tax rate change	—	—	—
Other	(7)	—	2

Total	$(249)	$(164)	$(180)

Federal and foreign income taxes incurred	$(302)	$(319)	$(68)
Capital gains tax	142	214	(40)
Change in net deferred income taxes	(89)	(59)	(72)

Total statutory income tax expense (benefit)	$(249)	$(164)	$(180)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2024, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)
Net Operating Losses
	2022	N/A	11
			$11

General Business Credits	2007	2027	20
	2008	2028	53
	2009	2029	49
	2021	2041	2
	2022	2042	2
	2023	2043	1
			$127

Foreign Tax Credits
	2020	2030	1
	2022	2032	33
	2023	2033	4
	2024	2034	34
			$72

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $0 million for the years 2024, 2023 and 2022 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $154 million and $106 million at December 31, 2024 and 2023, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014 – 2015 and 2016 – 2018. One issue remains in appeals. The audit of tax years 2019 – 2021 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2024	2023
(in millions)
Balance at beginning of year	$68	$68
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	3	—
Reductions for tax positions of prior years	—	—

Balance at end of year	$71	$68

Included in the balances as of December 31, 2024 and 2023, are $71 million and $68 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2024 and 2023, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2024, 2023 and 2022, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2024 and 2023, respectively. The Company did not recognize any material penalties for the years ended December 31, 2024, 2023 and 2022.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2024, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2024.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2024, 2023 and 2022, the Company paid ordinary dividends of $425 million, $500 million and $580 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024 and 2023, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $136 million outstanding as of December 31, 2024. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes were represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate was fixed at 7.375%, and interest was payable semi-annually. The notes matured on February 15, 2024. For the year ended December 31, 2024, interest expense was $17 million. Interest expense was $33 million for years ended December 31, 2023 and 2022. Total interest paid through December 31, 2024 was $996 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. On June 15, 2023, the note was amended and restated to address the retirement of The London Interbank Offered Rate (“LIBOR”). Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month Term Secured Overnight Financing Rate (“SOFR”) plus 56 basis points and is payable semi-annually. Interest expense was $8 million, $4 million, and $4 million for the years ended December 31, 2024, 2023 and 2022, respectively. Total interest paid through December 31, 2024 was $49 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

As of December 31, 2024 and 2023, the Company reported $743 million and $169 million of admitted disallowed negative IMR in special surplus funds.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $308 million, and $229 million, respectively, for the years ended December 31, 2024, 2023 and 2022.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $668 million, $671 million, and $662 million for the years ended December 31, 2024, 2023 and 2022, respectively. The amounts are included in miscellaneous revenue or general insurance expenses as a contra expense in the Company’s Statements of Operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2024, 2023 and 2022, respectively, the Company received dividends of $23 million, $23 million, and $25 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $58 million, $56 million, and $61 million from JHD, $100 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $313 million, $207 million, and $219 million from John Hancock Subsidiaries LLC (“JHS LLC”), $3 million, $0 million, and $0 million from Clarendon Real Estate LLC. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2024 and 2023, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $638 million and $625 million at December 31, 2024 and 2023, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar SOFR less 5 basis points and interest payable on Canadian dollar funds is based off the Canadian Overnight Repo Rate Average (“CORRA”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2024	2023
(In millions)
The Manufacturers Investment Corporation	$26	$25
John Hancock Financial Corporation	90	46
Manulife Reinsurance Limited	13	16
Manulife Reinsurance (Bermuda) Limited	162	129
Manulife (Michigan) Reassurance Company	—	9
John Hancock Life & Health Insurance Company	301	256
John Hancock Reassurance Company, Ltd.	270	249
John Hancock Life Insurance Company New York	472	320
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	21	18
John Hancock Subsidiaries LLC	55	61
John Hancock Insurance Agency, Inc.	20	18
Essex Corporation	2	1
John Hancock Signature Services, Inc.	6	—
John Hancock Realty Advisors, Inc.	6	12
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	131	117
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	30	26
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	12	17
John Hancock Retirement Plan Services LLC	22	13
The Berkeley Financial Group, LLC	2	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	43	37
JH Networking Insurance Agency, Inc.	2	7
John Hancock Financial Network, Inc.	46	44
Manulife Investment Management Timberland and Agriculture, Inc.	31	27
Manulife Investment Management Forest Management, Inc.	9	10
John Hancock Personal Financial Services, LLC	9	—
Guide Financial, Inc.	4	5
John Hancock Funding Company LLC	58	(27)

Total	$1,843	$1,438

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2024 and 2023, the Company held a common stock investment in MMRC of $511 million and $538 million, respectively. As of December 31, 2024 and 2023, MMRC’s total admitted assets included an $991 million and $999 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2024 and 2023, without the modification the Company’s investment in MMRC would be ($480) million and ($460) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $392 million, purchase other invested assets of $2,011 million, purchase real estate of $134 million, and issue agricultural and commercial mortgages of $41 million at December 31, 2024. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2024.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2025	$2
2026	1
2027	—
2028	—
2029	—
Thereafter	9

Total	$12

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$2,666	$38	$863	$3,567	2%
At book value less current surrender charge of 5% or more	—	—	—	—	0%
At fair value	—	—	132,119	132,119	87%

Total with adjustment or at fair value	2,666	38	132,982	135,686	90%
At book value without adjustment (minimal or no charge or adjustment)	2,674	—	—	2,674	2%
Not subject to discretionary withdrawal	12,733	112	273	13,118	9%

Total (gross)	18,073	150	133,255	151,478	100%

Reinsurance ceded	8,058	—	—	8,058

Total (net)	$10,015	$150	$133,255	$143,420

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,561	$60	$995	$2,616	2%
At book value less current surrender charge of 5% or more	1	—	—	1	0%
At fair value	—	—	124,516	124,516	87%

Total with adjustment or at fair value	1,562	60	125,511	127,133	89%
At book value without adjustment (minimal or no charge or adjustment)	3,106	—	—	3,106	2%
Not subject to discretionary withdrawal	13,008	126	244	13,378	9%

Total (gross)	17,676	186	125,755	143,617	100%

Reinsurance ceded	7,540	—	—	7,540

Total (net)	$10,136	$186	$125,755	$136,077

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$—	$—	$1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	4,860	4,860	5,055
c. Universal Life with Secondary Guarantees	14,897	13,649	32,089
d. Indexed Universal Life	—	—	35
e. Indexed Universal Life with Secondary Guarantees	5,605	4,832	5,639
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	14,586	14,585	14,692
h. Variable Life	292	292	75
i. Variable Universal Life	3,034	3,024	3,036
j. Miscellaneous Reserves	—	—	4,336
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	2,767
b. Accidental Death Benefits	—	—	6
c. Disability - Active Lives	—	—	20
d. Disability - Disabled Lives	—	—	108
e. Miscellaneous Reserves	—	—	191

(3) Total (gross: direct + assumed)	$43,274	$41,242	$68,049
(4) Reinsurance Ceded	11,969	11,412	20,573

(5) Total (net) (3) - (4)	$31,305	$29,830	$47,476

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,044	$2,044	$2,042
i. Variable Universal Life	16,779	16,391	16,413
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$18,823	$18,435	$18,455
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$18,823	$18,435	$18,455

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	5,952	5,945	6,187
c. Universal Life with Secondary Guarantees	14,125	12,713	26,927
d. Indexed Universal Life	192	189	207
e. Indexed Universal Life with Secondary Guarantees	4,439	3,778	4,324
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	15,294	15,295	15,399
h. Variable Life	298	298	79
i. Variable Universal Life	2,993	2,985	3,029
j. Miscellaneous Reserves	—	—	7,571
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	2,837
b. Accidental Death Benefits	—	—	6
c. Disability - Active Lives	—	—	23
d. Disability - Disabled Lives	—	—	123
e. Miscellaneous Reserves	—	—	212

(3) Total (gross: direct + assumed)	$43,293	$41,203	$66,924
(4) Reinsurance Ceded	12,453	11,973	20,741

(5) Total (net) (3) - (4)	$30,840	$29,230	$46,183

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,832	$1,832	$1,830
i. Variable Universal Life	14,896	14,579	14,610
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$16,728	$16,411	$16,440
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$16,728	$16,411	$16,440

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2024	2023	2024	2023
Group Annuity Contracts (401K)	$110,831	$102,379	$—	$—
Variable and Fixed Annuities	20,448	21,216	16	16
Life Insurance	18,891	16,904	—	—
Fixed Products - Institutional and stable value fund	1,192	1,201	—	—
Fixed Products - Retail	19	29	47	65
Investments - Funds	936	1,074	—	—

Total	$152,317	$142,803	$63	$81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2024	$143	$130
2023	$151	$89
2022	$157	$76
2021	$164	$51
2020	$177	$61

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2024	2023
(in millions, except for ages)
Account value	$20,483	$21,191
Amount of reserve held	226	348
Net amount at risk - gross	6,274	6,287
Weighted average attained age	75	74

The following assumptions and methodology were used to determine the amounts above at December 31, 2024 and 2023:

•	VM-21 is used in both years to determine the aggregate reserve for the variable annuity products.

•

VM-21 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund return and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. The Company has built an ESG that does not materially reduce reserves consistent with VM-21.

•

In 2024 and 2023, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2024 and 2023, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2024	2023
(in millions)
Type of Fund
Equity	$24,335	$22,974
Balanced	6,127	6,263
Bonds	4,224	4,353
Money Market	492	418

Total	$35,178	$34,008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2024			2023
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$—	$16,095	$16,095	$—	$15,424	$15,424

Reserves for accounts with assets at:
Fair value	150	151,710	151,860	186	142,194	142,380
Amortized cost	—	—	—	—	—	—

Total	$150	$151,710	$151,860	$186	$142,194	$142,380

	December 31,
	2024			2023
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$38	$863	$901	$60	$995	$1,055
At book value without fair value adjustments and with current surrender charge of 5% or more	—	1,114	1,114	—	931	931
At fair value	—	148,794	148,794	—	139,371	139,371
At book value without fair value adjustments and with current surrender charge of less than 5%	—	666	666	—	653	653

Subtotal	38	151,437	151,475	60	141,950	142,010
Not subject to discretionary withdrawal	112	273	385	126	244	370

Total	$150	$151,710	$151,860	$186	$142,194	$142,380

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2024	2023	2022
(in millions)
Transfers to separate accounts	$17,290	$16,409	$15,744
Transfers from separate accounts	25,354	21,555	20,796

Net transfers to (from) separate accounts	$(8,064)	$(5,146)	$(5,052)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $23 million, $24 million, and $25 million in 2024, 2023 and 2022, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $19 million and $53 million for 2024 and 2023 and was not material for the year ended December 31, 2022. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $201 million and $227 million at December 31, 2024 and 2023, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2024, 2023 and 2022, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2024 and 2023 was $210 million and $170 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2024 and 2023 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2024, 2023 and 2022, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17. Lines of Credit, Consumer Notes and Affiliated Debt

Effective June 30, 2023, the Company amended certain intercompany loan agreements to address the industry transition from The London Interbank Offered Rate (“LIBOR”) to Secured Overnight Financing Rate (“SOFR”), as publication of LIBOR ceased after June 30, 2023. Effective July 1, 2023, the SOFR-based interest rate has been implemented for intercompany loans where the Company is either a lender or borrower.

Lines of Credit: At December 31, 2024, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2024, the Company had no outstanding borrowings under the agreement.

JHUSA and MIC were in a committed line of credit established by MFC totaling $1 billion, which was set to expire December 21, 2023. On June 30, 2023, the existing credit facility was terminated and MFC issued a new 5-year uncommitted credit facility to JHUSA and MIC totaling $1 billion, set to expire June 30, 2028. MFC will loan funds when requested for contingency purposes at a fluctuating interest based on the SOFR Rate Index as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2024, the Company had no outstanding borrowings under the agreement.

At December 31, 2024, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2027. The banks may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2024. At December 31, 2024, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2024, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2024, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $7 million and $7 million for the years ended December 31, 2024 and 2023.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2024, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2025. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 25 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2024, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

At December 31, 2024, the Company had a 5-year senior loan facility with MLI and MFAL, set to expire June 30, 2028. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. The interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 29 basis points as determined in accordance with the loan agreement. At December 31, 2024, the Company has no outstanding borrowings under the agreement.

At December 31, 2024, the Company, JHF LLC, MFAL and Manufacturers Life Reinsurance Limited (“MLRL”) share in a 5-year loan facility established by John Hancock Reassurance Company Ltd. (“JHRECO”) totaling $200 million, set to expire July 31, 2028. JHRECO will commit, when requested, to loan funds for contingent purposes at prevailing interest rates equal to 3-month term SOFR as determined in accordance with the loan facility agreement. At December 31, 2024, the Company has no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2024 and 2023 was $92 million and $92 million, respectively. SignatureNotes interest rates range from 4.98% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2025-$0 million; 2026-$0 million; 2027-$40 million; 2028-$51 million; 2029-$0 million; and thereafter $1 million.

Interest expense on consumer notes, included in benefits to policyholders, was $5 million, $6 million, and $9 million in 2024, 2023 and 2022, respectively. Interest paid amounted to $5 million, $5 million, and $7 million in 2024, 2023 and 2022, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock—Class A	$—	$—	$—
(b) Membership stock—Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	—	—	—
(e) Aggregate total	$23	$23	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock—Class A	$—	$—	$—
(b) Membership stock—Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	7	7	—
(e) Aggregate total	$30	$30	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$659

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2024 and 2023, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,541	$1,640	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$1,541	$1,640	$500

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,684	$1,763	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$1,684	$1,763	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,645	$1,748	$500
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$1,645	$1,748	$500

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,811	$1,988	$500
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$1,811	$1,988	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

The maximum amount of aggregate borrowings from FHLBI during 2024 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2024	2023
(in millions)
Assets:
Bonds	$1,312	$1,281
Stocks:
Common stocks	—	2
Mortgage loans on real estate	445	462
Real estate	512	560
Cash, cash equivalents and short-term investments	6	8
Policy loans	1,591	1,607
Other invested assets	397	485

Total cash and invested assets	4,263	4,405
Investment income due and accrued	109	106
Premiums due	2	3
Net deferred tax asset	56	51
Other reinsurance receivable	19	26

Total closed block assets	4,449	4,591

Obligations:
Policy reserves	$3,809	$3,894
Policyholders’ and beneficiaries’ funds	48	50
Dividends payable to policyholders	164	170
Policy benefits in process of payment	106	108
Other policy obligations	1	—
Current federal income taxes payable	228	245
Other closed block obligations	267	271

Total closed block obligations	4,623	4,738

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2024 financial statements through April 10, 2025, the date the financial statements were issued.

On November 20, 2024, the Company entered into an agreement with Reinsurance Group of America to reinsure policies from the LTC and annuity structured settlements legacy blocks. Under the terms of the transaction, the Company will retain responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with a 75% quota share for both the LTC and annuity structured settlements blocks. The Company transferred policy liabilities of $3,421 million and assets with fair value of $3,631 million. The Company recorded a pre-tax a loss of $578 million and a decrease of $384 million to statutory surplus, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The recapture was necessary to complete the transaction with Reinsurance Group of America because the policies under this treaty are the same policies at risk. The partial recapture resulted in a pre-tax gain of $96 million, including a recapture fee and a increase to surplus of $76 million, net of tax.

The transactions were effective on January 1, 2025, and closed on January 2, 2025.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

December 31, 2024

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(USA) SEPARATE ACCOUNT H

Audited Financial Statements

December 31, 2024

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (the “Separate Account”) as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 2, 2025

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Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO (USA) SEPARATE ACCOUNT H

500 Index Fund Series I	International Equity Index Series I

500 Index Fund Series II	International Equity Index Series II

500 Index Fund Series NAV	International Equity Index Series NAV

Active Bond Trust Series I	International Small Company Trust Series I

Active Bond Trust Series II	International Small Company Trust Series II

American Asset Allocation Trust Series I	Investment Quality Bond Trust Series I

American Asset Allocation Trust Series II	Investment Quality Bond Trust Series II

American Asset Allocation Trust Series III	Lifestyle Balanced Portfolio Series I

American Global Growth Trust Series II	Lifestyle Balanced Portfolio Series II

American Global Growth Trust Series III	Lifestyle Conservative Portfolio Series I

American Growth Trust Series II	Lifestyle Conservative Portfolio Series II

American Growth Trust Series III	Lifestyle Growth Portfolio Series I

American Growth-Income Trust Series I	Lifestyle Growth Portfolio Series II

American Growth-Income Trust Series II	Lifestyle Growth Portfolio Series NAV

American Growth-Income Trust Series III	Lifestyle Moderate Portfolio Series I

American International Trust Series II	Lifestyle Moderate Portfolio Series II

American International Trust Series III	Managed Volatility Balanced Portfolio Series I

Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series II

Blue Chip Growth Trust Series II	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series II

Capital Appreciation Trust Series II	Managed Volatility Growth Portfolio Series I

Capital Appreciation Value Trust Series II	Managed Volatility Growth Portfolio Series II

Core Bond Trust Series I	Managed Volatility Growth Portfolio Series NAV

Core Bond Trust Series II	Managed Volatility Moderate Portfolio Series I

Disciplined Value Emerging Markets Value Trust Series II	Managed Volatility Moderate Portfolio Series II

Disciplined Value Emerging Markets Value Trust Series NAV	Mid Cap Growth Trust Series I

Disciplined Value International Trust Series I	Mid Cap Growth Trust Series II

Disciplined Value International Trust Series II	Mid Cap Index Trust Series I

Equity Income Trust Series I	Mid Cap Index Trust Series II

Equity Income Trust Series II	Mid Value Trust Series I

Financial Industries Trust Series I	Mid Value Trust Series II

Financial Industries Trust Series II	Money Market Trust Series I

Fundamental All Cap Core Trust Series II	Money Market Trust Series II

Fundamental Large Cap Value Trust Series I	Money Market Trust Series NAV

Fundamental Large Cap Value Trust Series II	Opportunistic Fixed Income Trust Series I

Global Equity Trust Series I	Opportunistic Fixed Income Trust Series II

Global Equity Trust Series II	Real Estate Securities Trust Series I

Health Sciences Trust Series I	Real Estate Securities Trust Series II

Health Sciences Trust Series II	Science & Technology Trust Series I

High Yield Trust Series I	Science & Technology Trust Series II

High Yield Trust Series II	Select Bond Trust Series I

4 of 75

Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO (USA) SEPARATE ACCOUNT H

Select Bond Trust Series II	Small Company Value Trust Series I

Short Term Government Income Trust Series I	Small Company Value Trust Series II

Short Term Government Income Trust Series II	Strategic Income Opportunities Trust Series I

Small Cap Index Trust Series I	Strategic Income Opportunities Trust Series II

Small Cap Index Trust Series II	Total Bond Market Series Trust NAV

Small Cap Opportunities Trust Series I	Total Bond Market Trust Series II

Small Cap Opportunities Trust Series II	Total Stock Market Index Trust Series I

Small Cap Stock Trust Series I	Total Stock Market Index Trust Series II

Small Cap Stock Trust Series II	Ultra Short Term Bond Trust Series I

Small Cap Value Trust Series I	Ultra Short Term Bond Trust Series II

Small Cap Value Trust Series II

5 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets

Investments at fair value	$157,067,758	$71,339,242	$182,733,992	$15,127,862	$84,710,025	$90,282,947

Units outstanding	2,976,637	1,449,522	3,319,796	768,560	4,626,266	2,935,849

Unit value	$52.77	$49.22	$55.04	$19.68	$18.31	$30.75

Shares	2,583,776	1,173,729	3,005,493	1,860,746	10,393,868	9,156,486

Cost	$93,029,511	$50,288,029	$106,234,904	$17,298,487	$97,174,802	$100,294,446

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets

Investments at fair value	$650,579,430	$103,612,036	$103,145,067	$26,550,226	$499,128,388	$90,233,612

Units outstanding	21,980,830	2,729,958	2,762,110	568,467	4,977,056	1,148,959

Unit value	$29.60	$37.95	$37.34	$46.70	$100.29	$78.54

Shares	65,981,687	10,487,048	7,228,106	1,834,846	27,500,187	4,877,493

Cost	$731,638,607	$117,130,093	$109,038,868	$27,600,306	$443,908,231	$78,782,585

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Blue Chip Growth Trust Series I
Total Assets

Investments at fair value	$96,047,886	$349,872,084	$176,853,057	$171,632,033	$26,079,075	$245,809,565

Units outstanding	1,336,816	5,487,396	3,125,334	5,796,671	1,372,411	1,900,363

Unit value	$71.85	$63.76	$56.59	$29.61	$19.00	$129.35

Shares	5,321,213	19,524,112	9,819,714	11,628,187	1,775,294	7,300,551

Cost	$83,254,759	$294,118,435	$149,687,519	$192,865,695	$29,566,882	$215,798,846

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II
Total Assets

Investments at fair value	$98,270,539	$160,528,090	$55,666,292	$220,145,078	$35,855,036	$35,316,174

Units outstanding	1,151,927	2,536,186	626,252	5,340,524	2,191,208	2,302,113

Unit value	$85.31	$63.30	$88.89	$41.22	$16.36	$15.34

Shares	3,191,638	26,187,290	12,127,733	18,239,029	3,241,866	3,198,929

Cost	$85,872,617	$132,899,629	$46,645,813	$212,634,482	$41,521,083	$41,206,903

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Disciplined Value Emerging Markets Value Trust Series II (a)	Disciplined Value Emerging Markets Value Trust Series NAV (b)	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	Equity Income Trust Series I	Equity Income Trust Series II
Total Assets

Investments at fair value	$18,051,429	$960,117	$39,129,961	$35,755,255	$141,707,524	$87,883,998

Units outstanding	1,429,675	72,362	1,556,716	1,359,059	1,731,185	2,090,718

Unit value	$12.63	$13.27	$25.14	$26.31	$81.86	$42.04

Shares	1,918,324	102,249	2,796,995	2,559,431	10,035,944	6,286,409

Cost	$17,953,544	$970,369	$36,740,366	$34,185,256	$140,333,134	$86,356,145

(a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II. (b) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Equity Trust Series I

Total Assets

Investments at fair value	$6,715,071	$10,706,239	$45,548,178	$190,387,895	$128,267,978	$202,655,680

Units outstanding	170,494	266,450	513,525	3,353,178	2,543,155	6,775,035

Unit value	$39.39	$40.18	$88.70	$56.78	$50.44	$29.91

Shares	472,892	764,731	1,404,941	7,117,305	4,741,885	8,727,635

Cost	$6,089,876	$9,724,774	$37,129,448	$157,958,088	$112,149,342	$171,857,049

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Global Equity Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I

Total Assets

Investments at fair value	$17,038,031	$31,724,245	$37,268,567	$37,647,957	$27,976,474	$12,697,406

Units outstanding	585,645	301,900	373,858	1,748,823	1,058,655	665,308

Unit value	$29.09	$105.08	$99.69	$21.53	$26.43	$19.09

Shares	740,140	1,422,612	1,969,797	7,843,324	5,651,813	670,756

Cost	$14,639,311	$37,397,746	$46,105,011	$38,711,573	$29,092,542	$12,196,060

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I	International Small Company Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II

Total Assets

Investments at fair value	$14,268,522	$5,893,045	$11,016,915	$7,033,641	$83,740,688	$39,710,896

Units outstanding	777,553	387,425	463,731	313,536	4,305,462	2,255,186

Unit value	$18.35	$15.21	$23.76	$22.43	$19.45	$17.61

Shares	752,956	311,472	872,281	557,783	8,787,061	4,162,568

Cost	$13,519,377	$5,280,568	$11,332,920	$7,394,801	$95,423,662	$45,369,076

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II

Total Assets

Investments at fair value	$29,783,181	$499,111,921	$10,937,761	$99,149,126	$180,724,217	$3,695,969,604

Units outstanding	1,475,815	23,986,333	686,046	6,262,094	7,438,102	153,360,716

Unit value	$20.18	$20.81	$15.94	$15.83	$24.30	$24.10

Shares	2,280,489	38,100,147	971,382	8,789,816	13,134,027	268,212,598

Cost	$32,591,496	$548,427,138	$12,678,196	$110,789,699	$199,987,330	$4,061,548,580

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I

Total Assets

Investments at fair value	$5,659,041	$10,281,579	$141,888,004	$223,372,480	$2,540,995,809	$42,563,215

Units outstanding	278,947	549,629	7,423,609	8,291,699	104,452,078	1,943,513

Unit value	$20.29	$18.71	$19.11	$26.94	$24.33	$21.90

Shares	411,567	835,901	11,507,543	21,033,190	241,539,526	4,401,573

Cost	$6,253,652	$11,887,096	$158,775,842	$244,193,758	$2,783,888,767	$48,911,414

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II

Total Assets

Investments at fair value	$363,798,868	$266,033,433	$3,842,623,192	$401,587	$76,046,685	$773,523,959

Units outstanding	19,881,933	9,767,343	149,141,807	15,193	2,821,372	33,746,814

Unit value	$18.30	$27.24	$25.76	$26.43	$26.95	$22.92

Shares	37,974,830	23,214,087	337,072,210	34,951	7,507,077	77,198,000

Cost	$418,441,379	$285,117,555	$4,137,592,040	$423,784	$84,213,763	$858,583,960

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II

Total Assets

Investments at fair value	$110,437,345	$56,387,685	$65,560,882	$46,833,390	$39,612,246	$45,502,145

Units outstanding	1,710,513	741,570	994,335	786,693	659,646	844,196

Unit value	$64.56	$76.04	$65.93	$59.53	$60.05	$53.90

Shares	10,225,680	6,696,874	3,085,218	2,223,808	3,647,537	4,182,182

Cost	$120,997,735	$58,118,407	$60,688,636	$44,280,811	$36,027,305	$42,173,897

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust Series NAV	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	Real Estate Securities Trust Series I

Total Assets

Investments at fair value	$11,717,550	$44,050,055	$2,894,667	$13,318,984	$32,678,629	$19,406,353

Units outstanding	773,656	3,753,887	226,186	438,298	1,706,308	260,949

Unit value	$15.15	$11.73	$12.80	$30.39	$19.15	$74.37

Shares	11,717,550	44,050,055	2,894,667	1,251,784	3,127,141	948,502

Cost	$11,717,550	$44,050,055	$2,894,667	$15,351,089	$37,186,820	$18,296,899

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Select Bond Trust Series I	Select Bond Trust Series II	Short Term Government Income Trust Series I

Total Assets

Investments at fair value	$20,149,489	$121,555,801	$53,256,288	$128,094,759	$311,472,708	$14,307,599

Units outstanding	377,028	1,185,558	467,336	8,927,416	24,340,135	1,241,965

Unit value	$53.44	$102.53	$113.96	$14.35	$12.80	$11.52

Shares	985,787	4,891,582	2,606,769	11,100,067	26,967,334	1,257,258

Cost	$20,189,266	$87,857,700	$30,724,032	$145,730,748	$345,463,524	$14,809,468

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Short Term Government Income Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I

Total Assets

Investments at fair value	$13,549,492	$11,035,510	$21,179,226	$27,139,284	$22,970,265	$885,557

Units outstanding	1,235,795	238,164	464,543	421,373	387,395	21,071

Unit value	$10.96	$46.34	$45.59	$64.41	$59.29	$42.03

Shares	1,190,641	782,106	1,516,051	974,831	854,231	135,822

Cost	$13,663,573	$10,715,022	$21,027,393	$25,317,100	$22,096,921	$1,055,627

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Small Cap Stock Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I

Total Assets

Investments at fair value	$17,190,411	$529,622	$16,211,695	$24,627,372	$24,735,004	$18,347,252

Units outstanding	343,495	13,050	411,539	390,151	514,347	757,458

Unit value	$50.05	$40.58	$39.39	$63.12	$48.09	$24.22

Shares	3,114,205	38,518	1,192,914	2,549,417	2,745,284	1,449,230

Cost	$20,434,209	$573,098	$17,739,272	$23,770,605	$24,465,695	$19,336,401

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I
Total Assets

Investments at fair value	$20,864,859	$65,365,878	$37,275,226	$44,564,322	$41,677,178	$7,099,192

Units outstanding	936,153	5,063,713	3,198,744	865,056	669,147	550,143

Unit value	$22.29	$12.91	$11.65	$51.52	$62.28	$12.90

Shares	1,642,902	7,419,509	4,226,216	1,552,223	1,462,357	618,397

Cost	$21,916,223	$74,054,207	$40,438,781	$35,638,055	$33,183,902	$6,971,346

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

Ultra Short Term Bond Trust Series II
Total Assets

Investments at fair value	$164,945,300

Units outstanding	14,274,539

Unit value	$11.56

Shares	14,368,058

Cost	$160,746,786

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$1,593,266	$1,665,336	$602,267	$627,678	$1,950,963	$2,135,026

Expenses:

Mortality and expense risk and administrative charges	(2,248,013)	(1,979,621)	(1,123,942)	(944,409)	(1,968,326)	(1,756,674)

Net investment income (loss)	(654,747)	(314,285)	(521,675)	(316,731)	(17,363)	378,352

Realized gains (losses) on investments:

Capital gain distributions received	1,849,998	1,844,938	827,084	808,302	2,181,106	2,285,485

Net realized gain (loss)	12,677,198	6,682,358	4,964,600	2,997,845	21,043,621	15,721,624

Realized gains (losses)	14,527,196	8,527,296	5,791,684	3,806,147	23,224,727	18,007,109

Unrealized appreciation (depreciation) during the period	17,400,741	21,216,002	8,286,191	8,986,630	15,335,288	18,604,944

Net increase (decrease) in net assets from operations	31,273,190	29,429,013	13,556,200	12,476,046	38,542,652	36,990,405

Changes from principal transactions:

Purchase payments	104,091	86,042	36,154	43,774	16,770	18,050

Transfers between sub-accounts and the company	1,158,176	(79,439)	531,918	2,917,256	(8,874,927)	3,582,912

Withdrawals	(19,611,597)	(12,642,602)	(6,251,191)	(6,326,210)	(22,505,262)	(15,688,147)

Annual contract fee	(204,502)	(205,143)	(238,614)	(229,403)	(1,569,964)	(1,599,376)

Net increase (decrease) in net assets from principal transactions	(18,553,832)	(12,841,142)	(5,921,733)	(3,594,583)	(32,933,383)	(13,686,561)

Total increase (decrease) in net assets	12,719,358	16,587,871	7,634,467	8,881,463	5,609,269	23,303,844

Net assets at beginning of period	144,348,400	127,760,529	63,704,775	54,823,312	177,124,723	153,820,879

Net assets at end of period	$157,067,758	$144,348,400	$71,339,242	$63,704,775	$182,733,992	$177,124,723

	2024	2023	2024	2023	2024	2023

Units, beginning of period	3,360,786	3,673,181	1,578,884	1,674,675	3,964,576	4,259,327

Units issued	92,219	77,559	175,505	216,529	12,299	321,425

Units redeemed	(476,368)	(389,954)	(304,867)	(312,320)	(657,079)	(616,176)

Units, end of period	2,976,637	3,360,786	1,449,522	1,578,884	3,319,796	3,964,576

See accompanying notes.	24 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$593,276	$574,226	$3,073,150	$2,893,896	$1,540,775	$1,596,258

Expenses:

Mortality and expense risk and administrative charges	(236,731)	(241,921)	(1,434,916)	(1,418,547)	(1,331,985)	(1,312,281)

Net investment income (loss)	356,545	332,305	1,638,234	1,475,349	208,790	283,977

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	5,218,840	12,059,055

Net realized gain (loss)	(586,705)	(421,638)	(2,411,747)	(2,423,588)	(5,186,319)	(6,512,753)

Realized gains (losses)	(586,705)	(421,638)	(2,411,747)	(2,423,588)	32,521	5,546,302

Unrealized appreciation (depreciation) during the period	346,297	859,402	1,171,883	4,661,930	11,862,658	4,405,728

Net increase (decrease) in net assets from operations	116,137	770,069	398,370	3,713,691	12,103,969	10,236,007

Changes from principal transactions:

Purchase payments	18,960	15,496	18,990	23,060	36,574	45,686

Transfers between sub-accounts and the company	637,064	490,902	6,408,997	8,461,605	264,285	(2,796,339)

Withdrawals	(2,163,190)	(1,453,338)	(11,154,185)	(10,555,221)	(11,124,977)	(11,792,108)

Annual contract fee	(19,911)	(24,333)	(263,224)	(288,874)	(82,157)	(90,223)

Net increase (decrease) in net assets from principal transactions	(1,527,077)	(971,273)	(4,989,422)	(2,359,430)	(10,906,275)	(14,632,984)

Total increase (decrease) in net assets	(1,410,940)	(201,204)	(4,591,052)	1,354,261	1,197,694	(4,396,977)

Net assets at beginning of period	16,538,802	16,740,006	89,301,077	87,946,816	89,085,253	93,482,230

Net assets at end of period	$15,127,862	$16,538,802	$84,710,025	$89,301,077	$90,282,947	$89,085,253

	2024	2023	2024	2023	2024	2023

Units, beginning of period	846,887	895,778	4,894,668	5,033,935	3,311,426	3,872,750

Units issued	73,856	54,814	550,307	551,309	93,194	38,256

Units redeemed	(152,183)	(103,705)	(818,709)	(690,576)	(468,771)	(599,580)

Units, end of period	768,560	846,887	4,626,266	4,894,668	2,935,849	3,311,426

See accompanying notes.	25 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,542,933	$11,084,501	$2,115,087	$2,222,779	$1,103,045	$435,139

Expenses:

Mortality and expense risk and administrative charges	(9,541,848)	(9,210,241)	(952,138)	(891,426)	(1,633,184)	(1,571,612)

Net investment income (loss)	1,001,085	1,874,260	1,162,949	1,331,353	(530,139)	(1,136,473)

Realized gains (losses) on investments:

Capital gain distributions received	38,201,151	88,628,015	6,044,821	13,771,686	10,871,310	14,305,876

Net realized gain (loss)	(35,764,180)	(37,625,513)	(6,267,506)	(4,667,811)	(4,730)	332,837

Realized gains (losses)	2,436,971	51,002,502	(222,685)	9,103,875	10,866,580	14,638,713

Unrealized appreciation (depreciation) during the period	85,017,734	20,570,245	14,150,918	2,019,376	1,827,664	6,326,336

Net increase (decrease) in net assets from operations	88,455,790	73,447,007	15,091,182	12,454,604	12,164,105	19,828,576

Changes from principal transactions:

Purchase payments	179,249	83,363	9,210	9,252	71,399	43,868

Transfers between sub-accounts and the company	(6,363,336)	(5,157,551)	(55,631)	(151,236)	(4,523,724)	(2,968,766)

Withdrawals	(81,529,880)	(68,296,619)	(14,419,212)	(8,667,405)	(12,343,150)	(12,814,667)

Annual contract fee	(4,904,620)	(5,112,348)	(614,527)	(627,386)	(589,707)	(637,777)

Net increase (decrease) in net assets from principal transactions	(92,618,587)	(78,483,155)	(15,080,160)	(9,436,775)	(17,385,182)	(16,377,342)

Total increase (decrease) in net assets	(4,162,797)	(5,036,148)	11,022	3,017,829	(5,221,077)	3,451,234

Net assets at beginning of period	654,742,227	659,778,375	103,601,014	100,583,185	108,366,144	104,914,910

Net assets at end of period	$650,579,430	$654,742,227	$103,612,036	$103,601,014	$103,145,067	$108,366,144

	2024	2023	2024	2023	2024	2023

Units, beginning of period	25,274,892	28,499,623	3,149,977	3,460,428	3,235,943	3,760,722

Units issued	69,217	107,524	18,281	5,637	44,078	114,025

Units redeemed	(3,363,279)	(3,332,255)	(438,300)	(316,088)	(517,911)	(638,804)

Units, end of period	21,980,830	25,274,892	2,729,958	3,149,977	2,762,110	3,235,943

See accompanying notes.	26 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$389,944	$223,136	$-	$326,071	$60,428	$59,120

Expenses:

Mortality and expense risk and administrative charges	(252,391)	(237,011)	(7,542,149)	(6,761,190)	(837,341)	(749,023)

Net investment income (loss)	137,553	(13,875)	(7,542,149)	(6,435,119)	(776,913)	(689,903)

Realized gains (losses) on investments:

Capital gain distributions received	2,690,287	3,505,183	41,919,767	71,067,206	7,576,553	12,885,196

Net realized gain (loss)	315,798	271,867	6,227,706	(20,438,244)	1,593,524	(3,753,331)

Realized gains (losses)	3,006,085	3,777,050	48,147,473	50,628,962	9,170,077	9,131,865

Unrealized appreciation (depreciation) during the period	114,555	1,319,368	85,001,446	92,358,439	15,588,901	17,525,211

Net increase (decrease) in net assets from operations	3,258,193	5,082,543	125,606,770	136,552,282	23,982,065	25,967,173

Changes from principal transactions:

Purchase payments	1,550	1,716	158,020	213,074	3,815	4,149

Transfers between sub-accounts and the company	(470,913)	(707,453)	(34,017,131)	(33,246,397)	(8,456,396)	(8,454,487)

Withdrawals	(2,993,487)	(2,108,485)	(60,581,634)	(45,145,887)	(10,348,399)	(7,062,154)

Annual contract fee	(138,984)	(145,181)	(1,507,273)	(1,587,379)	(600,380)	(607,182)

Net increase (decrease) in net assets from principal transactions	(3,601,834)	(2,959,403)	(95,948,018)	(79,766,589)	(19,401,360)	(16,119,674)

Total increase (decrease) in net assets	(343,641)	2,123,140	29,658,752	56,785,693	4,580,705	9,847,499

Net assets at beginning of period	26,893,867	24,770,727	469,469,636	412,683,943	85,652,907	75,805,408

Net assets at end of period	$26,550,226	$26,893,867	$499,128,388	$469,469,636	$90,233,612	$85,652,907

	2024	2023	2024	2023	2024	2023

Units, beginning of period	647,945	724,713	6,055,573	7,242,498	1,421,569	1,725,087

Units issued	20,428	23,054	63,130	70,994	1,768	9,422

Units redeemed	(99,906)	(99,822)	(1,141,647)	(1,257,919)	(274,378)	(312,940)

Units, end of period	568,467	647,945	4,977,056	6,055,573	1,148,959	1,421,569

See accompanying notes.	27 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$746,024	$902,998	$2,493,991	$3,101,641	$2,010,926	$2,327,266

Expenses:

Mortality and expense risk and administrative charges	(1,450,753)	(1,298,241)	(5,491,376)	(5,085,066)	(1,670,551)	(1,538,222)

Net investment income (loss)	(704,729)	(395,243)	(2,997,385)	(1,983,425)	340,375	789,044

Realized gains (losses) on investments:

Capital gain distributions received	6,362,456	9,343,758	23,458,597	35,061,551	11,871,529	17,735,275

Net realized gain (loss)	1,360,799	(1,374,320)	3,472,937	(3,324,453)	2,056,611	(1,866,024)

Realized gains (losses)	7,723,255	7,969,438	26,931,534	31,737,098	13,928,140	15,869,251

Unrealized appreciation (depreciation) during the period	12,162,524	11,288,652	45,967,461	40,773,498	23,264,315	21,260,655

Net increase (decrease) in net assets from operations	19,181,050	18,862,847	69,901,610	70,527,171	37,532,830	37,918,950

Changes from principal transactions:

Purchase payments	23,687	44,979	137,429	123,678	9,695	10,598

Transfers between sub-accounts and the company	(1,636,195)	(1,626,563)	(18,432,321)	(7,681,746)	(12,794,506)	(9,144,208)

Withdrawals	(14,312,946)	(9,275,027)	(44,324,387)	(37,778,015)	(21,510,050)	(15,300,968)

Annual contract fee	(139,677)	(147,756)	(1,271,305)	(1,363,849)	(1,213,654)	(1,247,730)

Net increase (decrease) in net assets from principal transactions	(16,065,131)	(11,004,367)	(63,890,584)	(46,699,932)	(35,508,515)	(25,682,308)

Total increase (decrease) in net assets	3,115,919	7,858,480	6,011,026	23,827,239	2,024,315	12,236,642

Net assets at beginning of period	92,931,967	85,073,487	343,861,058	320,033,819	174,828,742	162,592,100

Net assets at end of period	$96,047,886	$92,931,967	$349,872,084	$343,861,058	$176,853,057	$174,828,742

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,577,010	1,782,308	6,562,909	7,526,589	3,800,457	4,416,317

Units issued	28,358	24,199	38,721	167,742	2,344	11,250

Units redeemed	(268,552)	(229,497)	(1,114,234)	(1,131,422)	(677,467)	(627,110)

Units, end of period	1,336,816	1,577,010	5,487,396	6,562,909	3,125,334	3,800,457

See accompanying notes.	28 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Blue Chip Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,150,583	$1,480,048	$289,904	$376,752	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(2,773,091)	(2,742,809)	(255,333)	(249,952)	(3,476,899)	(2,796,469)

Net investment income (loss)	(1,622,508)	(1,262,761)	34,571	126,800	(3,476,899)	(2,796,469)

Realized gains (losses) on investments:

Capital gain distributions received	172,506	25,793,279	26,453	3,940,388	19,658,448	-

Net realized gain (loss)	(9,113,893)	(3,786,930)	(1,006,401)	(392,930)	(943,898)	(6,396,925)

Realized gains (losses)	(8,941,387)	22,006,349	(979,948)	3,547,458	18,714,550	(6,396,925)

Unrealized appreciation (depreciation) during the period	13,326,020	2,172,641	1,671,272	81,766	52,092,836	81,829,437

Net increase (decrease) in net assets from operations	2,762,125	22,916,229	725,895	3,756,024	67,330,487	72,636,043

Changes from principal transactions:

Purchase payments	118,892	83,315	210	258	74,636	98,286

Transfers between sub-accounts and the company	9,814,089	3,016,292	1,288,770	192,265	(7,529,966)	(3,324,105)

Withdrawals	(22,425,913)	(20,380,384)	(3,420,094)	(2,460,914)	(26,191,451)	(16,890,434)

Annual contract fee	(698,821)	(779,978)	(233,835)	(251,402)	(249,530)	(252,836)

Net increase (decrease) in net assets from principal transactions	(13,191,753)	(18,060,755)	(2,364,949)	(2,519,793)	(33,896,311)	(20,369,089)

Total increase (decrease) in net assets	(10,429,628)	4,855,474	(1,639,054)	1,236,231	33,434,176	52,266,954

Net assets at beginning of period	182,061,661	177,206,187	27,718,129	26,481,898	212,375,389	160,108,435

Net assets at end of period	$171,632,033	$182,061,661	$26,079,075	$27,718,129	$245,809,565	$212,375,389

	2024	2023	2024	2023	2024	2023

Units, beginning of period	6,181,870	6,828,038	1,490,273	1,632,200	2,201,094	2,448,109

Units issued	415,158	322,641	87,985	60,849	28,979	47,234

Units redeemed	(800,357)	(968,809)	(205,847)	(202,776)	(329,710)	(294,249)

Units, end of period	5,796,671	6,181,870	1,372,411	1,490,273	1,900,363	2,201,094

See accompanying notes.	29 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(1,515,250)	(1,248,722)	(2,314,610)	(1,897,150)	(862,413)	(743,087)

Net investment income (loss)	(1,515,250)	(1,248,722)	(2,314,610)	(1,897,150)	(862,413)	(743,087)

Realized gains (losses) on investments:

Capital gain distributions received	8,708,300	-	8,168,305	1,904,216	3,700,444	914,767

Net realized gain (loss)	(2,901,043)	(9,224,578)	4,690,568	(4,159,679)	(3,065,090)	(6,190,213)

Realized gains (losses)	5,807,257	(9,224,578)	12,858,873	(2,255,463)	635,354	(5,275,446)

Unrealized appreciation (depreciation) during the period	22,770,539	40,568,692	29,012,167	56,519,751	14,000,814	24,973,244

Net increase (decrease) in net assets from operations	27,062,546	30,095,392	39,556,430	52,367,138	13,773,755	18,954,711

Changes from principal transactions:

Purchase payments	129,686	135,233	59,630	66,810	32,475	37,773

Transfers between sub-accounts and the company	(4,056,145)	(3,088,510)	(5,267,446)	(4,024,359)	(2,213,814)	(1,768,464)

Withdrawals	(11,745,437)	(7,570,444)	(18,090,785)	(12,421,418)	(7,787,713)	(4,676,976)

Annual contract fee	(280,162)	(272,378)	(191,683)	(204,153)	(157,418)	(160,433)

Net increase (decrease) in net assets from principal transactions	(15,952,058)	(10,796,099)	(23,490,284)	(16,583,120)	(10,126,470)	(6,568,100)

Total increase (decrease) in net assets	11,110,488	19,299,293	16,066,146	35,784,018	3,647,285	12,386,611

Net assets at beginning of period	87,160,051	67,860,758	144,461,944	108,677,926	52,019,007	39,632,396

Net assets at end of period	$98,270,539	$87,160,051	$160,528,090	$144,461,944	$55,666,292	$52,019,007

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,361,431	1,554,138	2,941,467	3,316,559	750,843	856,947

Units issued	77,655	81,158	50,987	72,140	25,786	76,881

Units redeemed	(287,159)	(273,865)	(456,268)	(447,232)	(150,377)	(182,985)

Units, end of period	1,151,927	1,361,431	2,536,186	2,941,467	626,252	750,843

See accompanying notes.	30 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Bond Trust Series I		Core Bond Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,443,524	$3,426,879	$1,333,230	$1,171,927	$1,251,666	$1,113,730

Expenses:

Mortality and expense risk and administrative charges	(3,155,860)	(3,046,988)	(561,583)	(580,772)	(573,473)	(627,555)

Net investment income (loss)	(1,712,336)	379,891	771,647	591,155	678,193	486,175

Realized gains (losses) on investments:

Capital gain distributions received	2,032,395	22,373,158	-	-	-	-

Net realized gain (loss)	1,078,618	(601,238)	(1,323,761)	(1,168,763)	(1,327,048)	(1,519,815)

Realized gains (losses)	3,111,013	21,771,920	(1,323,761)	(1,168,763)	(1,327,048)	(1,519,815)

Unrealized appreciation (depreciation) during the period	21,655,569	11,746,364	577,388	2,213,513	486,691	2,578,218

Net increase (decrease) in net assets from operations	23,054,246	33,898,175	25,274	1,635,905	(162,164)	1,544,578

Changes from principal transactions:

Purchase payments	23,179	42,918	37,095	51,751	15,593	19,340

Transfers between sub-accounts and the company	(1,586,679)	148,890	1,489,542	1,485,471	1,080,679	418,604

Withdrawals	(27,312,373)	(21,883,369)	(5,276,192)	(4,589,744)	(5,457,184)	(4,477,712)

Annual contract fee	(1,604,439)	(1,654,488)	(61,119)	(71,320)	(89,225)	(107,894)

Net increase (decrease) in net assets from principal transactions	(30,480,312)	(23,346,049)	(3,810,674)	(3,123,842)	(4,450,137)	(4,147,662)

Total increase (decrease) in net assets	(7,426,066)	10,552,126	(3,785,400)	(1,487,937)	(4,612,301)	(2,603,084)

Net assets at beginning of period	227,571,144	217,019,018	39,640,436	41,128,373	39,928,475	42,531,559

Net assets at end of period	$220,145,078	$227,571,144	$35,855,036	$39,640,436	$35,316,174	$39,928,475

	2024	2023	2024	2023	2024	2023

Units, beginning of period	6,101,869	6,772,822	2,420,754	2,615,079	2,581,151	2,852,202

Units issued	55,919	125,942	181,791	153,849	164,601	214,473

Units redeemed	(817,264)	(796,895)	(411,337)	(348,174)	(443,639)	(485,524)

Units, end of period	5,340,524	6,101,869	2,191,208	2,420,754	2,302,113	2,581,151

See accompanying notes.	31 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value Emerging Markets Value Trust Series II		Disciplined Value Emerging Markets Value Trust Series NAV		Disciplined Value International Trust Series I

	2024 (a)	2023	2024 (b)	2023	2024	2023
Income:

Dividend distributions received	$743,648	$298,623	$40,689	$16,998	$128,037	$777,659

Expenses:

Mortality and expense risk and administrative charges	(299,906)	(323,763)	(10,332)	(10,402)	(634,402)	(624,432)

Net investment income (loss)	443,742	(25,140)	30,357	6,596	(506,365)	153,227

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	3,774,453	-

Net realized gain (loss)	(37,400)	(205,857)	(3,428)	(5,067)	1,479,829	1,018,209

Realized gains (losses)	(37,400)	(205,857)	(3,428)	(5,067)	5,254,282	1,018,209

Unrealized appreciation (depreciation) during the period	(1,143,124)	2,980,827	(60,551)	131,788	(5,218,242)	5,935,294

Net increase (decrease) in net assets from operations	(736,782)	2,749,830	(33,622)	133,317	(470,325)	7,106,730

Changes from principal transactions:

Purchase payments	16,375	12,989	-	-	30,987	37,794

Transfers between sub-accounts and the company	(584,037)	(89,480)	11,183	46,303	515,400	(243,126)

Withdrawals	(2,872,992)	(2,900,367)	(115,647)	(41,583)	(4,534,264)	(3,855,315)

Annual contract fee	(81,967)	(95,108)	(282)	(329)	(70,758)	(79,905)

Net increase (decrease) in net assets from principal transactions	(3,522,621)	(3,071,966)	(104,746)	4,391	(4,058,635)	(4,140,552)

Total increase (decrease) in net assets	(4,259,403)	(322,136)	(138,368)	137,708	(4,528,960)	2,966,178

Net assets at beginning of period	22,310,832	22,632,968	1,098,485	960,777	43,658,921	40,692,743

Net assets at end of period	$18,051,429	$22,310,832	$960,117	$1,098,485	$39,129,961	$43,658,921

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,694,841	1,944,014	79,920	79,506	1,703,093	1,868,162

Units issued	83,003	123,174	3,920	3,845	75,773	98,833

Units redeemed	(348,169)	(372,347)	(11,478)	(3,431)	(222,150)	(263,902)

Units, end of period	1,429,675	1,694,841	72,362	79,920	1,556,716	1,703,093

(a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II. (b) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.	32 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series II		Equity Income Trust Series I		Equity Income Trust Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$51,376	$644,951	$2,401,601	$2,679,551	$1,343,981	$1,593,290

Expenses:

Mortality and expense risk and administrative charges	(628,615)	(613,309)	(2,194,310)	(2,104,527)	(1,470,283)	(1,463,346)

Net investment income (loss)	(577,239)	31,642	207,291	575,024	(126,302)	129,944

Realized gains (losses) on investments:

Capital gain distributions received	3,453,826	-	6,517,188	12,868,575	4,060,756	8,440,898

Net realized gain (loss)	1,352,676	822,696	(2,454,720)	(3,107,883)	(470,187)	(2,835,346)

Realized gains (losses)	4,806,502	822,696	4,062,468	9,760,692	3,590,569	5,605,552

Unrealized appreciation (depreciation) during the period	(4,786,789)	5,506,073	10,074,018	300,671	5,192,442	1,043,257

Net increase (decrease) in net assets from operations	(557,526)	6,360,411	14,343,777	10,636,387	8,656,709	6,778,753

Changes from principal transactions:

Purchase payments	175,916	56,742	61,159	126,858	65,037	83,932

Transfers between sub-accounts and the company	339,226	348,092	(2,013,127)	(3,530,323)	(1,493,980)	(1,501,749)

Withdrawals	(4,005,635)	(3,428,150)	(16,404,541)	(12,301,641)	(12,523,348)	(9,194,014)

Annual contract fee	(113,607)	(131,076)	(172,587)	(208,662)	(252,432)	(284,891)

Net increase (decrease) in net assets from principal transactions	(3,604,100)	(3,154,392)	(18,529,096)	(15,913,768)	(14,204,723)	(10,896,722)

Total increase (decrease) in net assets	(4,161,626)	3,206,019	(4,185,319)	(5,277,381)	(5,548,014)	(4,117,969)

Net assets at beginning of period	39,916,881	36,710,862	145,892,843	151,170,224	93,432,012	97,549,981

Net assets at end of period	$35,755,255	$39,916,881	$141,707,524	$145,892,843	$87,883,998	$93,432,012

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,482,597	1,601,787	1,968,570	2,187,398	2,435,490	2,730,982

Units issued	63,877	98,476	24,779	39,499	48,249	156,574

Units redeemed	(187,415)	(217,666)	(262,164)	(258,327)	(393,021)	(452,066)

Units, end of period	1,359,059	1,482,597	1,731,185	1,968,570	2,090,718	2,435,490

See accompanying notes.	33 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$72,233	$102,394	$87,546	$137,875	$-	$76,545

Expenses:

Mortality and expense risk and administrative charges	(97,875)	(88,859)	(153,058)	(143,779)	(700,119)	(622,644)

Net investment income (loss)	(25,642)	13,535	(65,512)	(5,904)	(700,119)	(546,099)

Realized gains (losses) on investments:

Capital gain distributions received	-	254,529	-	383,628	4,037,277	4,967,016

Net realized gain (loss)	97,407	(492,631)	(277,748)	(842,531)	1,896,498	1,859,679

Realized gains (losses)	97,407	(238,102)	(277,748)	(458,903)	5,933,775	6,826,695

Unrealized appreciation (depreciation) during the period	1,596,095	421,105	2,752,442	704,086	3,558,865	5,046,272

Net increase (decrease) in net assets from operations	1,667,860	196,538	2,409,182	239,279	8,792,521	11,326,868

Changes from principal transactions:

Purchase payments	1,342	2,062	11,133	9,550	24,623	22,018

Transfers between sub-accounts and the company	(451,093)	(231,972)	207,880	(1,018,316)	104,322	(458,491)

Withdrawals	(636,498)	(490,457)	(1,331,746)	(711,231)	(5,798,786)	(4,631,382)

Annual contract fee	(15,029)	(15,933)	(27,371)	(29,789)	(146,778)	(152,586)

Net increase (decrease) in net assets from principal transactions	(1,101,278)	(736,300)	(1,140,104)	(1,749,786)	(5,816,619)	(5,220,441)

Total increase (decrease) in net assets	566,582	(539,762)	1,269,078	(1,510,507)	2,975,902	6,106,427

Net assets at beginning of period	6,148,489	6,688,251	9,437,161	10,947,668	42,572,276	36,465,849

Net assets at end of period	$6,715,071	$6,148,489	$10,706,239	$9,437,161	$45,548,178	$42,572,276

	2024	2023	2024	2023	2024	2023

Units, beginning of period	200,367	225,480	301,318	361,660	583,837	671,076

Units issued	31,037	17,527	32,386	23,950	42,742	37,980

Units redeemed	(60,910)	(42,640)	(67,254)	(84,292)	(113,054)	(125,219)

Units, end of period	170,494	200,367	266,450	301,318	513,525	583,837

See accompanying notes.	34 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Equity Trust Series I

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$608,046	$1,810,214	$192,490	$1,023,664	$2,392,980	$1,551,966

Expenses:

Mortality and expense risk and administrative charges	(2,873,169)	(2,624,702)	(2,088,896)	(1,955,585)	(2,191,942)	(2,075,787)

Net investment income (loss)	(2,265,123)	(814,488)	(1,896,406)	(931,921)	201,038	(523,821)

Realized gains (losses) on investments:

Capital gain distributions received	19,270,144	13,455,708	12,802,865	9,179,161	10,224,702	6,941,785

Net realized gain (loss)	11,579,539	7,830,461	8,724,326	6,590,045	7,379,552	3,189,814

Realized gains (losses)	30,849,683	21,286,169	21,527,191	15,769,206	17,604,254	10,131,599

Unrealized appreciation (depreciation) during the period	(760,099)	15,095,278	(1,195,816)	9,458,389	1,480,993	25,243,907

Net increase (decrease) in net assets from operations	27,824,461	35,566,959	18,434,969	24,295,674	19,286,285	34,851,685

Changes from principal transactions:

Purchase payments	61,537	94,962	114,237	92,377	82,359	61,643

Transfers between sub-accounts and the company	(3,405,588)	(1,766,093)	(2,491,970)	(4,089,545)	1,892,141	(2,487,004)

Withdrawals	(23,459,498)	(18,106,815)	(16,121,989)	(14,060,556)	(25,447,583)	(18,840,553)

Annual contract fee	(199,645)	(224,588)	(410,150)	(441,549)	(1,191,835)	(1,248,155)

Net increase (decrease) in net assets from principal transactions	(27,003,194)	(20,002,534)	(18,909,872)	(18,499,273)	(24,664,918)	(22,514,069)

Total increase (decrease) in net assets	821,267	15,564,425	(474,903)	5,796,401	(5,378,633)	12,337,616

Net assets at beginning of period	189,566,628	174,002,203	128,742,881	122,946,480	208,034,313	195,696,697

Net assets at end of period	$190,387,895	$189,566,628	$128,267,978	$128,742,881	$202,655,680	$208,034,313

	2024	2023	2024	2023	2024	2023

Units, beginning of period	3,850,634	4,281,429	2,934,300	3,394,774	7,586,245	8,482,151

Units issued	35,818	118,097	57,285	55,945	251,367	76,073

Units redeemed	(533,274)	(548,892)	(448,430)	(516,419)	(1,062,577)	(971,979)

Units, end of period	3,353,178	3,850,634	2,543,155	2,934,300	6,775,035	7,586,245

See accompanying notes.	35 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Equity Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$175,220	$104,310	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(282,735)	(272,132)	(552,062)	(579,871)	(685,844)	(710,343)

Net investment income (loss)	(107,515)	(167,822)	(552,062)	(579,871)	(685,844)	(710,343)

Realized gains (losses) on investments:

Capital gain distributions received	875,832	599,456	2,317,838	1,962,626	3,191,640	2,629,972

Net realized gain (loss)	554,363	238,358	131,984	(154,533)	(690,446)	(1,237,603)

Realized gains (losses)	1,430,195	837,814	2,449,822	1,808,093	2,501,194	1,392,369

Unrealized appreciation (depreciation) during the period	192,997	2,215,126	(1,396,792)	(346,875)	(1,349,348)	250,779

Net increase (decrease) in net assets from operations	1,515,677	2,885,118	500,968	881,347	466,002	932,805

Changes from principal transactions:

Purchase payments	27,592	22,964	13,233	15,309	34,792	39,848

Transfers between sub-accounts and the company	(458,764)	(495,686)	(1,630,324)	(1,148,446)	(1,514,802)	(2,240,934)

Withdrawals	(1,917,774)	(1,508,069)	(4,516,962)	(4,269,600)	(5,579,448)	(3,573,132)

Annual contract fee	(64,344)	(82,594)	(71,407)	(94,278)	(144,824)	(172,291)

Net increase (decrease) in net assets from principal transactions	(2,413,290)	(2,063,385)	(6,205,460)	(5,497,015)	(7,204,282)	(5,946,509)

Total increase (decrease) in net assets	(897,613)	821,733	(5,704,492)	(4,615,668)	(6,738,280)	(5,013,704)

Net assets at beginning of period	17,935,644	17,113,911	37,428,737	42,044,405	44,006,847	49,020,551

Net assets at end of period	$17,038,031	$17,935,644	$31,724,245	$37,428,737	$37,268,567	$44,006,847

	2024	2023	2024	2023	2024	2023

Units, beginning of period	668,152	752,972	357,083	411,937	442,272	512,723

Units issued	16,182	11,760	8,902	7,967	29,649	17,975

Units redeemed	(98,689)	(96,580)	(64,085)	(62,821)	(98,063)	(88,426)

Units, end of period	585,645	668,152	301,900	357,083	373,858	442,272

See accompanying notes.	36 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$2,632,192	$985,989	$1,872,853	$702,165	$207,687	$321,910

Expenses:

Mortality and expense risk and administrative charges	(444,505)	(443,674)	(442,721)	(452,404)	(199,836)	(202,529)

Net investment income (loss)	2,187,687	542,315	1,430,132	249,761	7,851	119,381

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(288,569)	(1,313,813)	(356,438)	(968,170)	228,431	(1,009)

Realized gains (losses)	(288,569)	(1,313,813)	(356,438)	(968,170)	228,431	(1,009)

Unrealized appreciation (depreciation) during the period	989,269	5,066,898	908,183	3,807,676	268,784	1,621,967

Net increase (decrease) in net assets from operations	2,888,387	4,295,400	1,981,877	3,089,267	505,066	1,740,339

Changes from principal transactions:

Purchase payments	10,492	26,883	25,285	17,383	2,785	5,272

Transfers between sub-accounts and the company	566,426	415,706	339,382	667,141	(613,961)	493,479

Withdrawals	(5,100,300)	(3,681,801)	(3,778,035)	(4,310,658)	(1,410,140)	(1,385,535)

Annual contract fee	(238,253)	(252,728)	(119,454)	(135,968)	(28,507)	(41,691)

Net increase (decrease) in net assets from principal transactions	(4,761,635)	(3,491,940)	(3,532,822)	(3,762,102)	(2,049,823)	(928,475)

Total increase (decrease) in net assets	(1,873,248)	803,460	(1,550,945)	(672,835)	(1,544,757)	811,864

Net assets at beginning of period	39,521,205	38,717,745	29,527,419	30,200,254	14,242,163	13,430,299

Net assets at end of period	$37,647,957	$39,521,205	$27,976,474	$29,527,419	$12,697,406	$14,242,163

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,971,703	2,135,202	1,196,737	1,353,387	771,597	823,720

Units issued	82,100	188,619	57,301	115,720	25,672	72,172

Units redeemed	(304,980)	(352,118)	(195,383)	(272,370)	(131,961)	(124,295)

Units, end of period	1,748,823	1,971,703	1,058,655	1,196,737	665,308	771,597

See accompanying notes.	37 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$210,178	$333,187	$99,196	$169,874	$308,841	$237,687

Expenses:

Mortality and expense risk and administrative charges	(239,483)	(227,039)	(100,162)	(113,676)	(172,375)	(179,640)

Net investment income (loss)	(29,305)	106,148	(966)	56,198	136,466	58,047

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	84,563	260,894

Net realized gain (loss)	244,285	(75,482)	256,971	340,421	150,817	52,179

Realized gains (losses)	244,285	(75,482)	256,971	340,421	235,380	313,073

Unrealized appreciation (depreciation) during the period	279,481	1,819,396	(37,683)	568,769	(160,439)	1,015,058

Net increase (decrease) in net assets from operations	494,461	1,850,062	218,322	965,388	211,407	1,386,178

Changes from principal transactions:

Purchase payments	100,860	41,819	10,165	10,092	5,387	5,954

Transfers between sub-accounts and the company	(49,223)	1,010,150	(299,817)	(205,627)	(561,417)	(385,851)

Withdrawals	(1,920,635)	(1,378,857)	(1,232,985)	(1,281,706)	(885,484)	(1,413,656)

Annual contract fee	(39,272)	(42,363)	(26,976)	(34,428)	(21,342)	(27,134)

Net increase (decrease) in net assets from principal transactions	(1,908,270)	(369,251)	(1,549,613)	(1,511,669)	(1,462,856)	(1,820,687)

Total increase (decrease) in net assets	(1,413,809)	1,480,811	(1,331,291)	(546,281)	(1,251,449)	(434,509)

Net assets at beginning of period	15,682,331	14,201,520	7,224,336	7,770,617	12,268,364	12,702,873

Net assets at end of period	$14,268,522	$15,682,331	$5,893,045	$7,224,336	$11,016,915	$12,268,364

	2024	2023	2024	2023	2024	2023

Units, beginning of period	879,283	900,501	492,028	605,370	524,441	606,448

Units issued	48,128	123,043	10,013	13,057	11,865	12,086

Units redeemed	(149,858)	(144,261)	(114,616)	(126,399)	(72,575)	(94,093)

Units, end of period	777,553	879,283	387,425	492,028	463,731	524,441

See accompanying notes.	38 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$182,566	$135,745	$2,878,095	$1,303,217	$1,280,446	$529,213

Expenses:

Mortality and expense risk and administrative charges	(115,779)	(114,735)	(902,166)	(890,704)	(623,512)	(611,066)

Net investment income (loss)	66,787	21,010	1,975,929	412,513	656,934	(81,853)

Realized gains (losses) on investments:

Capital gain distributions received	53,344	163,594	-	-	-	-

Net realized gain (loss)	(22,042)	(35,327)	(1,736,750)	(2,279,809)	(1,231,686)	(1,254,118)

Realized gains (losses)	31,302	128,267	(1,736,750)	(2,279,809)	(1,231,686)	(1,254,118)

Unrealized appreciation (depreciation) during the period	16,501	669,531	603,808	6,276,484	672,769	3,163,418

Net increase (decrease) in net assets from operations	114,590	818,808	842,987	4,409,188	98,017	1,827,447

Changes from principal transactions:

Purchase payments	55,516	18,560	6,597	27,265	9,541	21,303

Transfers between sub-accounts and the company	132,867	(33,608)	6,490,999	5,633,034	4,580,145	2,802,302

Withdrawals	(995,528)	(409,042)	(10,555,921)	(8,569,743)	(5,701,554)	(4,837,391)

Annual contract fee	(22,868)	(25,358)	(504,961)	(546,988)	(143,512)	(165,403)

Net increase (decrease) in net assets from principal transactions	(830,013)	(449,448)	(4,563,286)	(3,456,432)	(1,255,380)	(2,179,189)

Total increase (decrease) in net assets	(715,423)	369,360	(3,720,299)	952,756	(1,157,363)	(351,742)

Net assets at beginning of period	7,749,064	7,379,704	87,460,987	86,508,231	40,868,259	41,220,001

Net assets at end of period	$7,033,641	$7,749,064	$83,740,688	$87,460,987	$39,710,896	$40,868,259

	2024	2023	2024	2023	2024	2023

Units, beginning of period	349,105	370,155	4,537,813	4,703,511	2,328,600	2,454,071

Units issued	18,671	9,975	357,333	364,055	366,475	241,699

Units redeemed	(54,240)	(31,025)	(589,684)	(529,753)	(439,889)	(367,170)

Units, end of period	313,536	349,105	4,305,462	4,537,813	2,255,186	2,328,600

See accompanying notes.	39 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$724,396	$694,149	$11,151,263	$10,528,571	$342,421	$305,838

Expenses:

Mortality and expense risk and administrative charges	(388,223)	(355,256)	(6,799,929)	(6,513,150)	(125,397)	(136,574)

Net investment income (loss)	336,173	338,893	4,351,334	4,015,421	217,024	169,264

Realized gains (losses) on investments:

Capital gain distributions received	764,826	2,721,413	12,972,000	44,549,862	17,871	475,286

Net realized gain (loss)	(692,125)	(728,521)	(9,785,598)	(11,191,319)	(530,713)	(444,856)

Realized gains (losses)	72,701	1,992,892	3,186,402	33,358,543	(512,842)	30,430

Unrealized appreciation (depreciation) during the period	1,749,877	1,020,997	27,649,586	19,541,027	619,018	648,298

Net increase (decrease) in net assets from operations	2,158,751	3,352,782	35,187,322	56,914,991	323,200	847,992

Changes from principal transactions:

Purchase payments	22,555	28,754	3,947,308	5,262,816	150	600

Transfers between sub-accounts and the company	477,866	5,341,731	6,397,174	36,793,893	1,274,731	(135,033)

Withdrawals	(4,061,875)	(3,525,557)	(66,747,236)	(55,575,503)	(1,794,363)	(1,316,792)

Annual contract fee	(157,538)	(155,277)	(4,039,395)	(4,037,404)	(65,272)	(70,571)

Net increase (decrease) in net assets from principal transactions	(3,718,992)	1,689,651	(60,442,149)	(17,556,198)	(584,754)	(1,521,796)

Total increase (decrease) in net assets	(1,560,241)	5,042,433	(25,254,827)	39,358,793	(261,554)	(673,804)

Net assets at beginning of period	31,343,422	26,300,989	524,366,748	485,007,955	11,199,315	11,873,119

Net assets at end of period	$29,783,181	$31,343,422	$499,111,921	$524,366,748	$10,937,761	$11,199,315

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,666,247	1,562,981	26,988,104	27,983,824	728,752	832,986

Units issued	50,361	352,388	1,897,169	3,332,803	115,256	7,831

Units redeemed	(240,793)	(249,122)	(4,898,940)	(4,328,523)	(157,962)	(112,065)

Units, end of period	1,475,815	1,666,247	23,986,333	26,988,104	686,046	728,752

See accompanying notes.	40 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$2,925,445	$2,655,474	$3,834,238	$3,500,565	$71,149,602	$64,832,442

Expenses:

Mortality and expense risk and administrative charges	(1,268,050)	(1,294,852)	(1,862,267)	(1,799,209)	(53,107,742)	(51,355,290)

Net investment income (loss)	1,657,395	1,360,622	1,971,971	1,701,356	18,041,860	13,477,152

Realized gains (losses) on investments:

Capital gain distributions received	177,285	4,433,033	6,837,639	22,343,292	140,561,323	457,459,130

Net realized gain (loss)	(5,527,319)	(5,340,951)	(4,188,323)	(4,443,869)	(92,253,108)	(86,255,373)

Realized gains (losses)	(5,350,034)	(907,918)	2,649,316	17,899,423	48,308,215	371,203,757

Unrealized appreciation (depreciation) during the period	6,560,898	6,970,944	13,505,793	7,234,110	288,793,252	140,338,618

Net increase (decrease) in net assets from operations	2,868,259	7,423,648	18,127,080	26,834,889	355,143,327	525,019,527

Changes from principal transactions:

Purchase payments	1,562,268	2,956,583	69,680	67,635	14,443,225	16,652,990

Transfers between sub-accounts and the company	4,708,107	5,996,468	(875,735)	(387,794)	2,900,849	10,120,445

Withdrawals	(14,213,073)	(11,622,994)	(19,776,495)	(19,251,297)	(478,735,080)	(358,636,508)

Annual contract fee	(856,945)	(869,939)	(1,266,528)	(1,314,047)	(30,450,058)	(31,277,237)

Net increase (decrease) in net assets from principal transactions	(8,799,643)	(3,539,882)	(21,849,078)	(20,885,503)	(491,841,064)	(363,140,310)

Total increase (decrease) in net assets	(5,931,384)	3,883,766	(3,721,998)	5,949,386	(136,697,737)	161,879,217

Net assets at beginning of period	105,080,510	101,196,744	184,446,215	178,496,829	3,832,667,341	3,670,788,124

Net assets at end of period	$99,149,126	$105,080,510	$180,724,217	$184,446,215	$3,695,969,604	$3,832,667,341

	2024	2023	2024	2023	2024	2023

Units, beginning of period	6,831,549	7,055,024	8,365,662	9,355,754	174,418,990	192,349,325

Units issued	820,317	1,140,300	70,912	81,672	3,294,008	3,249,182

Units redeemed	(1,389,772)	(1,363,775)	(998,472)	(1,071,763)	(24,352,282)	(21,179,517)

Units, end of period	6,262,094	6,831,549	7,438,102	8,365,663	153,360,716	174,418,990

See accompanying notes.	41 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$123,039	$108,258	$280,758	$245,464	$3,653,423	$3,438,032

Expenses:

Mortality and expense risk and administrative charges	(74,356)	(67,841)	(122,984)	(121,694)	(1,950,716)	(1,994,963)

Net investment income (loss)	48,683	40,417	157,774	123,770	1,702,707	1,443,069

Realized gains (losses) on investments:

Capital gain distributions received	217,636	660,686	198,344	772,445	2,832,421	11,818,896

Net realized gain (loss)	(83,274)	(71,663)	(203,385)	(207,552)	(6,526,806)	(5,285,851)

Realized gains (losses)	134,362	589,023	(5,041)	564,893	(3,694,385)	6,533,045

Unrealized appreciation (depreciation) during the period	363,952	138,104	434,812	375,418	10,358,110	7,297,162

Net increase (decrease) in net assets from operations	546,997	767,544	587,545	1,064,081	8,366,432	15,273,276

Changes from principal transactions:

Purchase payments	-	-	17,805	16,296	1,526,697	2,725,455

Transfers between sub-accounts and the company	-	-	73,560	90,094	(2,446,049)	5,852,199

Withdrawals	(449,079)	(321,066)	(742,714)	(1,061,280)	(23,681,353)	(15,155,778)

Annual contract fee	-	-	(50,192)	(53,082)	(1,324,064)	(1,349,139)

Net increase (decrease) in net assets from principal transactions	(449,079)	(321,066)	(701,541)	(1,007,972)	(25,924,769)	(7,927,263)

Total increase (decrease) in net assets	97,918	446,478	(113,996)	56,109	(17,558,337)	7,346,013

Net assets at beginning of period	5,561,123	5,114,645	10,395,575	10,339,466	159,446,341	152,100,328

Net assets at end of period	$5,659,041	$5,561,123	$10,281,579	$10,395,575	$141,888,004	$159,446,341

	2024	2023	2024	2023	2024	2023

Units, beginning of period	301,969	320,966	587,678	649,190	8,810,459	9,315,496

Units issued	-	-	14,407	19,838	715,380	1,072,144

Units redeemed	(23,022)	(18,997)	(52,456)	(81,350)	(2,102,230)	(1,577,181)

Units, end of period	278,947	301,969	549,629	587,678	7,423,609	8,810,459

See accompanying notes.	42 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$5,623,675	$5,503,570	$59,809,214	$57,803,589	$1,402,527	$1,469,412

Expenses:

Mortality and expense risk and administrative charges	(2,761,963)	(2,811,226)	(38,738,504)	(39,660,828)	(542,885)	(628,591)

Net investment income (loss)	2,861,712	2,692,344	21,070,710	18,142,761	859,642	840,821

Realized gains (losses) on investments:

Capital gain distributions received	907,782	18,772,479	10,515,980	216,822,069	-	1,035,896

Net realized gain (loss)	(9,689,229)	(8,817,055)	(108,726,661)	(101,089,246)	(1,666,245)	(1,774,867)

Realized gains (losses)	(8,781,447)	9,955,424	(98,210,681)	115,732,823	(1,666,245)	(738,971)

Unrealized appreciation (depreciation) during the period	24,195,090	11,559,632	273,552,115	131,211,723	1,830,399	2,015,889

Net increase (decrease) in net assets from operations	18,275,355	24,207,400	196,412,144	265,087,307	1,023,796	2,117,739

Changes from principal transactions:

Purchase payments	94,427	272,592	872,740	932,174	12,220	71,125

Transfers between sub-accounts and the company	(3,338,669)	(3,174,977)	(17,971,004)	(23,566,658)	(289,062)	(1,458,678)

Withdrawals	(30,228,716)	(24,814,527)	(349,215,641)	(331,820,301)	(7,256,167)	(5,865,352)

Annual contract fee	(1,539,264)	(1,643,253)	(20,844,795)	(22,420,503)	(322,179)	(350,238)

Net increase (decrease) in net assets from principal transactions	(35,012,222)	(29,360,165)	(387,158,700)	(376,875,288)	(7,855,188)	(7,603,143)

Total increase (decrease) in net assets	(16,736,867)	(5,152,765)	(190,746,556)	(111,787,981)	(6,831,392)	(5,485,404)

Net assets at beginning of period	240,109,347	245,262,112	2,731,742,365	2,843,530,346	49,394,607	54,880,011

Net assets at end of period	$223,372,480	$240,109,347	$2,540,995,809	$2,731,742,365	$42,563,215	$49,394,607

	2024	2023	2024	2023	2024	2023

Units, beginning of period	9,634,371	10,854,238	120,788,880	138,385,966	2,282,637	2,621,740

Units issued	88,101	44,418	279,378	203,200	44,807	42,977

Units redeemed	(1,430,773)	(1,264,285)	(16,616,180)	(17,800,286)	(383,931)	(382,080)

Units, end of period	8,291,699	9,634,371	104,452,078	120,788,880	1,943,513	2,282,637

See accompanying notes.	43 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$11,413,665	$11,934,849	$5,409,339	$5,359,295	$71,291,278	$69,393,450

Expenses:

Mortality and expense risk and administrative charges	(5,758,775)	(6,508,608)	(3,244,890)	(3,218,919)	(58,458,585)	(58,060,555)

Net investment income (loss)	5,654,890	5,426,241	2,164,449	2,140,376	12,832,693	11,332,895

Realized gains (losses) on investments:

Capital gain distributions received	-	8,990,234	1,623,552	32,112,046	23,676,580	468,302,804

Net realized gain (loss)	(12,363,497)	(15,060,399)	(9,806,812)	(6,925,399)	(121,277,094)	(49,586,894)

Realized gains (losses)	(12,363,497)	(6,070,165)	(8,183,260)	25,186,647	(97,600,514)	418,715,910

Unrealized appreciation (depreciation) during the period	14,068,463	16,446,509	34,455,465	5,085,182	472,386,203	20,513,902

Net increase (decrease) in net assets from operations	7,359,856	15,802,585	28,436,654	32,412,205	387,618,382	450,562,707

Changes from principal transactions:

Purchase payments	171,420	176,719	162,102	123,566	1,963,582	1,805,616

Transfers between sub-accounts and the company	(6,263,965)	(2,124,985)	(8,051,619)	(6,798,952)	(23,191,972)	(38,748,103)

Withdrawals	(58,803,075)	(57,855,814)	(33,384,521)	(26,186,570)	(535,959,581)	(432,818,121)

Annual contract fee	(3,945,115)	(4,306,347)	(2,057,553)	(2,152,311)	(32,923,336)	(34,877,502)

Net increase (decrease) in net assets from principal transactions	(68,840,735)	(64,110,427)	(43,331,591)	(35,014,267)	(590,111,307)	(504,638,110)

Total increase (decrease) in net assets	(61,480,879)	(48,307,842)	(14,894,937)	(2,602,062)	(202,492,925)	(54,075,403)

Net assets at beginning of period	425,279,747	473,587,589	280,928,370	283,530,432	4,045,116,117	4,099,191,520

Net assets at end of period	$363,798,868	$425,279,747	$266,033,433	$280,928,370	$3,842,623,192	$4,045,116,117

	2024	2023	2024	2023	2024	2023

Units, beginning of period	23,683,479	27,255,505	11,392,483	12,861,753	172,749,244	195,624,567

Units issued	194,950	321,017	49,307	20,110	423,739	313,431

Units redeemed	(3,996,496)	(3,893,043)	(1,674,447)	(1,489,380)	(24,031,176)	(23,188,754)

Units, end of period	19,881,933	23,683,479	9,767,343	11,392,483	149,141,807	172,749,244

See accompanying notes.	44 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$8,314	$7,491	$2,102,328	$2,071,364	$20,144,844	$19,736,698

Expenses:

Mortality and expense risk and administrative charges	(4,742)	(4,302)	(949,432)	(982,595)	(11,732,093)	(12,248,893)

Net investment income (loss)	3,572	3,189	1,152,896	1,088,769	8,412,751	7,487,805

Realized gains (losses) on investments:

Capital gain distributions received	2,385	42,985	-	5,522,423	-	56,928,677

Net realized gain (loss)	(2,788)	(1,907)	(3,394,550)	(4,288,322)	(31,996,696)	(49,404,569)

Realized gains (losses)	(403)	41,078	(3,394,550)	1,234,101	(31,996,696)	7,524,108

Unrealized appreciation (depreciation) during the period	35,739	(1,007)	7,676,789	5,151,780	74,150,072	58,691,751

Net increase (decrease) in net assets from operations	38,908	43,260	5,435,135	7,474,650	50,566,127	73,703,664

Changes from principal transactions:

Purchase payments	-	-	15,439	30,090	203,140	210,450

Transfers between sub-accounts and the company	-	-	(1,779,725)	(685,369)	(3,733,774)	(9,290,045)

Withdrawals	(21,667)	(21,717)	(10,493,797)	(9,600,118)	(120,793,621)	(102,052,712)

Annual contract fee	-	-	(517,112)	(558,080)	(6,972,016)	(7,456,077)

Net increase (decrease) in net assets from principal transactions	(21,667)	(21,717)	(12,775,195)	(10,813,477)	(131,296,271)	(118,588,384)

Total increase (decrease) in net assets	17,241	21,543	(7,340,060)	(3,338,827)	(80,730,144)	(44,884,720)

Net assets at beginning of period	384,346	362,803	83,386,745	86,725,572	854,254,103	899,138,823

Net assets at end of period	$401,587	$384,346	$76,046,685	$83,386,745	$773,523,959	$854,254,103

	2024	2023	2024	2023	2024	2023

Units, beginning of period	16,085	17,075	3,297,485	3,722,100	39,612,434	45,277,668

Units issued	-	-	16,445	24,419	230,257	306,151

Units redeemed	(892)	(990)	(492,558)	(449,034)	(6,095,877)	(5,971,385)

Units, end of period	15,193	16,085	2,821,372	3,297,485	33,746,814	39,612,434

See accompanying notes.	45 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$688,439	$684,159

Expenses:

Mortality and expense risk and administrative charges	(1,456,038)	(1,371,597)	(859,797)	(817,947)	(892,070)	(855,162)

Net investment income (loss)	(1,456,038)	(1,371,597)	(859,797)	(817,947)	(203,631)	(171,003)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	2,248,006	3,252,092

Net realized gain (loss)	(18,487,035)	(16,017,677)	(17,223,609)	(14,933,485)	(237,970)	(1,454,269)

Realized gains (losses)	(18,487,035)	(16,017,677)	(17,223,609)	(14,933,485)	2,010,036	1,797,823

Unrealized appreciation (depreciation) during the period	42,499,520	33,343,824	29,345,590	23,884,873	5,778,471	7,263,930

Net increase (decrease) in net assets from operations	22,556,447	15,954,550	11,262,184	8,133,441	7,584,876	8,890,750

Changes from principal transactions:

Purchase payments	66,648	86,553	55,645	71,619	36,893	39,576

Transfers between sub-accounts and the company	(3,905,905)	(1,348,416)	(2,433,620)	(1,030,448)	(822,760)	(599,343)

Withdrawals	(11,796,852)	(9,527,838)	(6,202,154)	(4,655,683)	(8,227,068)	(6,050,915)

Annual contract fee	(327,083)	(355,638)	(163,116)	(184,969)	(193,563)	(209,212)

Net increase (decrease) in net assets from principal transactions	(15,963,192)	(11,145,339)	(8,743,245)	(5,799,481)	(9,206,498)	(6,819,894)

Total increase (decrease) in net assets	6,593,255	4,809,211	2,518,939	2,333,960	(1,621,622)	2,070,856

Net assets at beginning of period	103,844,090	99,034,879	53,868,746	51,534,786	67,182,504	65,111,648

Net assets at end of period	$110,437,345	$103,844,090	$56,387,685	$53,868,746	$65,560,882	$67,182,504

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,990,943	2,220,214	866,815	977,510	1,140,091	1,258,994

Units issued	30,325	50,717	28,448	29,637	18,593	24,031

Units redeemed	(310,755)	(279,988)	(153,693)	(140,332)	(164,349)	(142,934)

Units, end of period	1,710,513	1,990,943	741,570	866,815	994,335	1,140,091

See accompanying notes.	46 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$419,583	$411,418	$140,761	$428,272	$82,991	$414,965

Expenses:

Mortality and expense risk and administrative charges	(759,034)	(727,493)	(601,860)	(565,112)	(757,844)	(713,465)

Net investment income (loss)	(339,451)	(316,075)	(461,099)	(136,840)	(674,853)	(298,500)

Realized gains (losses) on investments:

Capital gain distributions received	1,629,954	2,346,818	2,079,770	5,303,854	2,337,522	6,091,454

Net realized gain (loss)	(262,066)	(1,060,865)	137,439	(657,192)	84,634	(456,080)

Realized gains (losses)	1,367,888	1,285,953	2,217,209	4,646,662	2,422,156	5,635,374

Unrealized appreciation (depreciation) during the period	4,140,765	5,085,751	3,904,851	1,482,789	4,486,488	1,412,322

Net increase (decrease) in net assets from operations	5,169,202	6,055,629	5,660,961	5,992,611	6,233,791	6,749,196

Changes from principal transactions:

Purchase payments	44,725	38,949	7,911	25,843	43,385	24,140

Transfers between sub-accounts and the company	(925,555)	(945,394)	(1,715,939)	(1,436,547)	(692,516)	(491,724)

Withdrawals	(4,797,920)	(4,391,510)	(4,639,356)	(3,939,612)	(6,487,758)	(3,400,915)

Annual contract fee	(146,255)	(158,922)	(95,251)	(103,245)	(142,752)	(151,861)

Net increase (decrease) in net assets from principal transactions	(5,825,005)	(5,456,877)	(6,442,635)	(5,453,561)	(7,279,641)	(4,020,360)

Total increase (decrease) in net assets	(655,803)	598,752	(781,674)	539,050	(1,045,850)	2,728,836

Net assets at beginning of period	47,489,193	46,890,441	40,393,920	39,854,870	46,547,995	43,819,159

Net assets at end of period	$46,833,390	$47,489,193	$39,612,246	$40,393,920	$45,502,145	$46,547,995

	2024	2023	2024	2023	2024	2023

Units, beginning of period	888,104	994,631	770,943	888,759	979,499	1,072,128

Units issued	14,446	22,027	14,571	35,793	38,780	55,074

Units redeemed	(115,857)	(128,554)	(125,868)	(153,609)	(174,083)	(147,703)

Units, end of period	786,693	888,104	659,646	770,943	844,196	979,499

See accompanying notes.	47 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$604,656	$655,730	$2,213,721	$2,505,372	$145,677	$149,109

Expenses:

Mortality and expense risk and administrative charges	(181,093)	(203,405)	(700,694)	(828,179)	(45,521)	(48,444)

Net investment income (loss)	423,563	452,325	1,513,027	1,677,193	100,156	100,665

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	-	2	-	-	-	(1)

Net increase (decrease) in net assets from operations	423,563	452,327	1,513,027	1,677,193	100,156	100,664

Changes from principal transactions:

Purchase payments	-	-	913,028	192,527	-	-

Transfers between sub-accounts and the company	(2,555,276)	(3,715,962)	(2,436,635)	(1,147,175)	(10,833)	47,441

Withdrawals	676,786	1,626,240	(7,274,505)	(8,875,438)	(281,105)	(291,082)

Annual contract fee	(54,550)	(60,481)	(769,495)	(856,383)	(18,062)	(20,373)

Net increase (decrease) in net assets from principal transactions	(1,933,040)	(2,150,203)	(9,567,607)	(10,686,469)	(310,000)	(264,014)

Total increase (decrease) in net assets	(1,509,477)	(1,697,876)	(8,054,580)	(9,009,276)	(209,844)	(163,350)

Net assets at beginning of period	13,227,027	14,924,903	52,104,635	61,113,911	3,104,511	3,267,861

Net assets at end of period	$11,717,550	$13,227,027	$44,050,055	$52,104,635	$2,894,667	$3,104,511

	2024	2023	2024	2023	2024	2023

Units, beginning of period	903,284	1,042,549	4,587,435	5,524,197	251,005	272,176

Units issued	6,636	26,488	93,882	38,299	4,416	10,587

Units redeemed	(136,264)	(165,753)	(927,430)	(975,061)	(29,235)	(31,758)

Units, end of period	773,656	903,284	3,753,887	4,587,435	226,186	251,005

See accompanying notes.	48 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Real Estate Securities Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$443,515	$403,655	$1,097,611	$906,094	$413,156	$426,200

Expenses:

Mortality and expense risk and administrative charges	(206,394)	(223,065)	(551,467)	(578,292)	(300,553)	(292,821)

Net investment income (loss)	237,121	180,590	546,144	327,802	112,603	133,379

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	338,990

Net realized gain (loss)	(426,628)	(388,525)	(1,243,756)	(1,418,537)	300,064	25,813

Realized gains (losses)	(426,628)	(388,525)	(1,243,756)	(1,418,537)	300,064	364,803

Unrealized appreciation (depreciation) during the period	(63,602)	1,204,117	(15,770)	3,326,940	1,400,041	1,629,936

Net increase (decrease) in net assets from operations	(253,109)	996,182	(713,382)	2,236,205	1,812,708	2,128,118

Changes from principal transactions:

Purchase payments	5,810	9,876	9,067	27,775	15,314	19,436

Transfers between sub-accounts and the company	272,820	87,512	1,248,882	1,286,486	(232,817)	(372,226)

Withdrawals	(2,072,808)	(1,311,187)	(4,824,409)	(5,037,773)	(2,541,758)	(1,752,051)

Annual contract fee	(18,390)	(24,161)	(126,256)	(155,128)	(30,760)	(35,060)

Net increase (decrease) in net assets from principal transactions	(1,812,568)	(1,237,960)	(3,692,716)	(3,878,640)	(2,790,021)	(2,139,901)

Total increase (decrease) in net assets	(2,065,677)	(241,778)	(4,406,098)	(1,642,435)	(977,313)	(11,783)

Net assets at beginning of period	15,384,661	15,626,439	37,084,727	38,727,162	20,383,666	20,395,449

Net assets at end of period	$13,318,984	$15,384,661	$32,678,629	$37,084,727	$19,406,353	$20,383,666

	2024	2023	2024	2023	2024	2023

Units, beginning of period	496,311	538,059	1,877,951	2,079,490	300,323	333,886

Units issued	17,612	19,112	168,784	157,462	16,431	8,082

Units redeemed	(75,625)	(60,860)	(340,427)	(359,001)	(55,805)	(41,645)

Units, end of period	438,298	496,311	1,706,308	1,877,951	260,949	300,323

See accompanying notes.	49 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$393,667	$443,099	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(329,535)	(355,556)	(1,699,815)	(1,388,753)	(868,010)	(703,347)

Net investment income (loss)	64,132	87,543	(1,699,815)	(1,388,753)	(868,010)	(703,347)

Realized gains (losses) on investments:

Capital gain distributions received	-	383,720	-	-	-	-

Net realized gain (loss)	(124,328)	(500,533)	(7,165,127)	(12,151,813)	(6,137,067)	(15,845,594)

Realized gains (losses)	(124,328)	(116,813)	(7,165,127)	(12,151,813)	(6,137,067)	(15,845,594)

Unrealized appreciation (depreciation) during the period	1,844,028	2,285,342	43,910,772	51,882,664	23,780,744	34,532,979

Net increase (decrease) in net assets from operations	1,783,832	2,256,072	35,045,830	38,342,098	16,775,667	17,984,038

Changes from principal transactions:

Purchase payments	15,187	15,369	61,734	55,615	60,359	51,133

Transfers between sub-accounts and the company	(992,068)	(2,199,337)	(2,629,126)	(1,766,760)	(2,844,567)	(131,205)

Withdrawals	(2,642,369)	(2,282,238)	(14,382,346)	(8,641,213)	(11,640,618)	(2,763,702)

Annual contract fee	(56,694)	(70,783)	(174,513)	(181,044)	(189,033)	(186,146)

Net increase (decrease) in net assets from principal transactions	(3,675,944)	(4,536,989)	(17,124,251)	(10,533,402)	(14,613,859)	(3,029,920)

Total increase (decrease) in net assets	(1,892,112)	(2,280,917)	17,921,579	27,808,696	2,161,808	14,954,118

Net assets at beginning of period	22,041,601	24,322,518	103,634,222	75,825,526	51,094,480	36,140,362

Net assets at end of period	$20,149,489	$22,041,601	$121,555,801	$103,634,222	$53,256,288	$51,094,480

	2024	2023	2024	2023	2024	2023

Units, beginning of period	453,542	549,031	1,375,694	1,536,361	603,023	646,920

Units issued	15,449	15,767	63,406	86,086	44,413	103,841

Units redeemed	(91,963)	(111,256)	(253,542)	(246,753)	(180,100)	(147,738)

Units, end of period	377,028	453,542	1,185,558	1,375,694	467,336	603,023

See accompanying notes.	50 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series I		Select Bond Trust Series II		Short Term Government Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$4,633,926	$4,106,499	$10,536,346	$10,767,253	$120,317	$259,517

Expenses:

Mortality and expense risk and administrative charges	(1,209,131)	(1,171,167)	(4,650,876)	(4,938,096)	(217,049)	(237,960)

Net investment income (loss)	3,424,795	2,935,332	5,885,470	5,829,157	(96,732)	21,557

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(2,715,476)	(2,424,929)	(5,223,564)	(11,882,593)	(218,277)	(410,068)

Realized gains (losses)	(2,715,476)	(2,424,929)	(5,223,564)	(11,882,593)	(218,277)	(410,068)

Unrealized appreciation (depreciation) during the period	567,000	5,832,095	569,687	21,627,755	477,592	757,057

Net increase (decrease) in net assets from operations	1,276,319	6,342,498	1,231,593	15,574,319	162,583	368,546

Changes from principal transactions:

Purchase payments	6,330	7,045	66,056	69,883	6,573	7,436

Transfers between sub-accounts and the company	10,992,223	10,951,674	8,246,367	1,700,874	1,160,351	859,981

Withdrawals	(16,046,099)	(12,231,648)	(39,290,825)	(37,601,018)	(2,149,463)	(2,397,186)

Annual contract fee	(992,331)	(1,061,900)	(2,460,473)	(3,046,148)	(27,522)	(30,551)

Net increase (decrease) in net assets from principal transactions	(6,039,877)	(2,334,829)	(33,438,875)	(38,876,409)	(1,010,061)	(1,560,320)

Total increase (decrease) in net assets	(4,763,558)	4,007,669	(32,207,282)	(23,302,090)	(847,478)	(1,191,774)

Net assets at beginning of period	132,858,317	128,850,648	343,679,990	366,982,080	15,155,077	16,346,851

Net assets at end of period	$128,094,759	$132,858,317	$311,472,708	$343,679,990	$14,307,599	$15,155,077

	2024	2023	2024	2023	2024	2023

Units, beginning of period	9,343,246	9,514,937	26,857,013	29,877,544	1,331,101	1,461,919

Units issued	792,565	823,865	7,509,823	5,437,318	155,087	175,370

Units redeemed	(1,208,395)	(995,556)	(10,026,701)	(8,457,849)	(244,223)	(306,188)

Units, end of period	8,927,416	9,343,246	24,340,135	26,857,013	1,241,965	1,331,101

See accompanying notes.	51 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$96,187	$197,657	$51,021	$134,752	$63,346	$223,442

Expenses:

Mortality and expense risk and administrative charges	(212,919)	(219,508)	(170,773)	(157,336)	(344,302)	(340,725)

Net investment income (loss)	(116,732)	(21,851)	(119,752)	(22,584)	(280,956)	(117,283)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	251,250	157,582	485,899	306,406

Net realized gain (loss)	(344,398)	(474,350)	(271,071)	(260,147)	(359,719)	(646,386)

Realized gains (losses)	(344,398)	(474,350)	(19,821)	(102,565)	126,180	(339,980)

Unrealized appreciation (depreciation) during the period	556,624	744,323	1,109,386	1,637,225	1,928,768	3,447,944

Net increase (decrease) in net assets from operations	95,494	248,122	969,813	1,512,076	1,773,992	2,990,681

Changes from principal transactions:

Purchase payments	16,686	17,638	13,177	13,760	13,657	18,388

Transfers between sub-accounts and the company	4,029,265	535,797	(497,083)	2,574,189	(712,025)	(136,580)

Withdrawals	(3,449,532)	(2,513,164)	(1,266,250)	(955,100)	(2,252,365)	(2,246,091)

Annual contract fee	(40,464)	(40,316)	(26,280)	(28,969)	(79,010)	(91,212)

Net increase (decrease) in net assets from principal transactions	555,955	(2,000,045)	(1,776,436)	1,603,880	(3,029,743)	(2,455,495)

Total increase (decrease) in net assets	651,449	(1,751,923)	(806,623)	3,115,956	(1,255,751)	535,186

Net assets at beginning of period	12,898,043	14,649,966	11,842,133	8,726,177	22,434,977	21,899,791

Net assets at end of period	$13,549,492	$12,898,043	$11,035,510	$11,842,133	$21,179,226	$22,434,977

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,181,093	1,367,346	278,855	235,668	533,023	594,316

Units issued	575,272	189,973	15,243	71,876	41,418	18,898

Units redeemed	(520,570)	(376,226)	(55,934)	(28,689)	(109,898)	(80,191)

Units, end of period	1,235,795	1,181,093	238,164	278,855	464,543	533,023

See accompanying notes.	52 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$149,397	$107,601	$89,277	$49,116	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(418,501)	(419,369)	(365,905)	(348,959)	(7,664)	(6,485)

Net investment income (loss)	(269,104)	(311,768)	(276,628)	(299,843)	(7,664)	(6,485)

Realized gains (losses) on investments:

Capital gain distributions received	1,576,222	2,365,977	1,362,757	1,952,015	-	-

Net realized gain (loss)	(93,985)	(443,502)	(54,141)	(377,881)	(19,897)	(27,684)

Realized gains (losses)	1,482,237	1,922,475	1,308,616	1,574,134	(19,897)	(27,684)

Unrealized appreciation (depreciation) during the period	717,528	2,552,923	448,103	2,021,971	115,419	141,845

Net increase (decrease) in net assets from operations	1,930,661	4,163,630	1,480,091	3,296,262	87,858	107,676

Changes from principal transactions:

Purchase payments	16,193	17,488	7,188	11,513	-	-

Transfers between sub-accounts and the company	(718,777)	(728,633)	1,007,706	(633,909)	29,583	5,136

Withdrawals	(2,863,720)	(2,691,437)	(2,591,894)	(1,977,696)	(38,172)	(26,685)

Annual contract fee	(53,227)	(62,335)	(73,426)	(81,436)	(265)	(271)

Net increase (decrease) in net assets from principal transactions	(3,619,531)	(3,464,917)	(1,650,426)	(2,681,528)	(8,854)	(21,820)

Total increase (decrease) in net assets	(1,688,870)	698,713	(170,335)	614,734	79,004	85,856

Net assets at beginning of period	28,828,154	28,129,441	23,140,600	22,525,866	806,553	720,697

Net assets at end of period	$27,139,284	$28,828,154	$22,970,265	$23,140,600	$885,557	$806,553

	2024	2023	2024	2023	2024	2023

Units, beginning of period	478,518	542,624	417,172	469,705	21,245	21,856

Units issued	18,843	15,937	33,630	22,332	781	269

Units redeemed	(75,988)	(80,043)	(63,407)	(74,865)	(955)	(880)

Units, end of period	421,373	478,518	387,395	417,172	21,071	21,245

See accompanying notes.	53 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series II		Small Cap Value Trust Series I		Small Cap Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$3,747	$2,237	$87,386	$35,776

Expenses:

Mortality and expense risk and administrative charges	(275,148)	(275,854)	(5,034)	(5,512)	(254,984)	(269,168)

Net investment income (loss)	(275,148)	(275,854)	(1,287)	(3,275)	(167,598)	(233,392)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	29,026	50,752	890,924	1,518,433

Net realized gain (loss)	(2,664,669)	(2,760,790)	(42,883)	(33,486)	(475,587)	(406,875)

Realized gains (losses)	(2,664,669)	(2,760,790)	(13,857)	17,266	415,337	1,111,558

Unrealized appreciation (depreciation) during the period	4,601,235	5,443,494	38,965	56,665	392,578	1,068,720

Net increase (decrease) in net assets from operations	1,661,418	2,406,850	23,821	70,656	640,317	1,946,886

Changes from principal transactions:

Purchase payments	31,675	15,154	-	-	17,344	9,733

Transfers between sub-accounts and the company	(554,139)	(611,523)	14,165	(35,193)	(131,163)	(1,613,798)

Withdrawals	(2,604,124)	(1,927,226)	(109,956)	(29,661)	(1,909,025)	(1,477,916)

Annual contract fee	(41,825)	(50,672)	(105)	(121)	(40,158)	(45,618)

Net increase (decrease) in net assets from principal transactions	(3,168,413)	(2,574,267)	(95,896)	(64,975)	(2,063,002)	(3,127,599)

Total increase (decrease) in net assets	(1,506,995)	(167,417)	(72,075)	5,681	(1,422,685)	(1,180,713)

Net assets at beginning of period	18,697,406	18,864,823	601,697	596,016	17,634,380	18,815,093

Net assets at end of period	$17,190,411	$18,697,406	$529,622	$601,697	$16,211,695	$17,634,380

	2024	2023	2024	2023	2024	2023

Units, beginning of period	407,968	469,512	15,587	17,466	463,770	550,702

Units issued	14,053	17,210	409	69	25,985	25,101

Units redeemed	(78,526)	(78,754)	(2,946)	(1,948)	(78,216)	(112,033)

Units, end of period	343,495	407,968	13,050	15,587	411,539	463,770

See accompanying notes.	54 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$135,039	$70,092	$101,212	$24,541	$498,378	$683,051

Expenses:

Mortality and expense risk and administrative charges	(385,503)	(401,164)	(398,571)	(410,913)	(283,619)	(297,162)

Net investment income (loss)	(250,464)	(331,072)	(297,359)	(386,372)	214,759	385,889

Realized gains (losses) on investments:

Capital gain distributions received	949,794	1,867,715	1,015,069	1,943,671	-	-

Net realized gain (loss)	(97,212)	(1,889,326)	(279,470)	(971,235)	(191,276)	(254,376)

Realized gains (losses)	852,582	(21,611)	735,599	972,436	(191,276)	(254,376)

Unrealized appreciation (depreciation) during the period	1,478,404	3,357,766	1,491,679	2,227,796	261,350	995,652

Net increase (decrease) in net assets from operations	2,080,522	3,005,083	1,929,919	2,813,860	284,833	1,127,165

Changes from principal transactions:

Purchase payments	9,226	13,918	40,416	23,762	12,468	12,002

Transfers between sub-accounts and the company	(1,196,038)	(1,251,283)	(832,027)	(720,892)	372,176	242,051

Withdrawals	(3,576,861)	(2,557,654)	(3,146,274)	(2,141,773)	(2,431,375)	(1,921,100)

Annual contract fee	(44,737)	(53,449)	(74,888)	(84,425)	(26,458)	(32,156)

Net increase (decrease) in net assets from principal transactions	(4,808,410)	(3,848,468)	(4,012,773)	(2,923,328)	(2,073,189)	(1,699,203)

Total increase (decrease) in net assets	(2,727,888)	(843,385)	(2,082,854)	(109,468)	(1,788,356)	(572,038)

Net assets at beginning of period	27,355,260	28,198,645	26,817,858	26,927,326	20,135,608	20,707,646

Net assets at end of period	$24,627,372	$27,355,260	$24,735,004	$26,817,858	$18,347,252	$20,135,608

	2024	2023	2024	2023	2024	2023

Units, beginning of period	470,476	540,386	601,039	670,069	844,270	912,111

Units issued	11,772	8,396	10,432	13,157	36,501	40,042

Units redeemed	(92,097)	(78,306)	(97,124)	(82,187)	(123,313)	(107,883)

Units, end of period	390,151	470,476	514,347	601,039	757,458	844,270

See accompanying notes.	55 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$542,726	$706,718	$2,002,836	$1,836,341	$1,037,652	$1,026,459

Expenses:

Mortality and expense risk and administrative charges	(359,759)	(362,236)	(617,076)	(609,714)	(584,397)	(633,226)

Net investment income (loss)	182,967	344,482	1,385,760	1,226,627	453,255	393,233

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(268,504)	(633,429)	(1,464,717)	(1,173,043)	(2,238,887)	(2,810,022)

Realized gains (losses)	(268,504)	(633,429)	(1,464,717)	(1,173,043)	(2,238,887)	(2,810,022)

Unrealized appreciation (depreciation) during the period	356,678	1,496,043	281,093	2,749,942	1,508,759	3,788,078

Net increase (decrease) in net assets from operations	271,141	1,207,096	202,136	2,803,526	(276,873)	1,371,289

Changes from principal transactions:

Purchase payments	9,796	18,769	490	626	25,614	28,860

Transfers between sub-accounts and the company	861,588	8,187	5,611,952	5,527,213	2,514,195	4,044,917

Withdrawals	(2,873,351)	(3,244,590)	(8,941,677)	(6,154,916)	(6,704,059)	(7,249,048)

Annual contract fee	(56,619)	(66,832)	(675,203)	(730,725)	(351,652)	(362,495)

Net increase (decrease) in net assets from principal transactions	(2,058,586)	(3,284,466)	(4,004,438)	(1,357,802)	(4,515,902)	(3,537,766)

Total increase (decrease) in net assets	(1,787,445)	(2,077,370)	(3,802,302)	1,445,724	(4,792,775)	(2,166,477)

Net assets at beginning of period	22,652,304	24,729,674	69,168,180	67,722,456	42,068,001	44,234,478

Net assets at end of period	$20,864,859	$22,652,304	$65,365,878	$69,168,180	$37,275,226	$42,068,001

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,032,605	1,186,898	5,371,077	5,485,644	3,588,272	3,903,200

Units issued	83,856	124,221	444,382	451,010	622,203	798,570

Units redeemed	(180,308)	(278,514)	(751,746)	(565,577)	(1,011,731)	(1,113,498)

Units, end of period	936,153	1,032,605	5,063,713	5,371,077	3,198,744	3,588,272

See accompanying notes.	56 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I

	2024	2023	2024	2023	2024	2023
Income:

Dividend distributions received	$208,830	$416,478	$130,418	$319,623	$109,927	$207,871

Expenses:

Mortality and expense risk and administrative charges	(648,877)	(576,666)	(675,766)	(588,836)	(68,130)	(66,966)

Net investment income (loss)	(440,047)	(160,188)	(545,348)	(269,213)	41,797	140,905

Realized gains (losses) on investments:

Capital gain distributions received	1,712,402	2,240,263	1,613,795	2,053,483	-	-

Net realized gain (loss)	1,709,683	567,814	1,474,951	973,271	163,709	(95,795)

Realized gains (losses)	3,422,085	2,808,077	3,088,746	3,026,754	163,709	(95,795)

Unrealized appreciation (depreciation) during the period	5,583,354	5,740,989	5,245,780	4,779,943	96,095	228,160

Net increase (decrease) in net assets from operations	8,565,392	8,388,878	7,789,178	7,537,484	301,601	273,270

Changes from principal transactions:

Purchase payments	20,948	26,837	24,028	24,354	-	-

Transfers between sub-accounts and the company	(577,777)	(791,131)	(1,051,981)	604,398	3,805,204	4,245,005

Withdrawals	(5,030,458)	(3,382,291)	(3,608,250)	(2,303,368)	(5,677,722)	(3,747,667)

Annual contract fee	(56,047)	(62,755)	(160,193)	(156,060)	(58,337)	(63,415)

Net increase (decrease) in net assets from principal transactions	(5,643,334)	(4,209,340)	(4,796,396)	(1,830,676)	(1,930,855)	433,923

Total increase (decrease) in net assets	2,922,058	4,179,538	2,992,782	5,706,808	(1,629,254)	707,193

Net assets at beginning of period	41,642,264	37,462,726	38,684,396	32,977,588	8,728,446	8,021,253

Net assets at end of period	$44,564,322	$41,642,264	$41,677,178	$38,684,396	$7,099,192	$8,728,446

	2024	2023	2024	2023	2024	2023

Units, beginning of period	983,162	1,091,154	752,165	786,372	703,700	671,856

Units issued	14,811	14,837	37,518	67,807	404,362	387,330

Units redeemed	(132,917)	(122,829)	(120,536)	(102,014)	(557,919)	(355,486)

Units, end of period	865,056	983,162	669,147	752,165	550,143	703,700

See accompanying notes.	57 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II

	2024	2023
Income:

Dividend distributions received	$2,402,162	$4,970,185

Expenses:

Mortality and expense risk and administrative charges	(2,534,387)	(2,786,525)

Net investment income (loss)	(132,225)	2,183,660

Realized gains (losses) on investments:

Capital gain distributions received	-	-

Net realized gain (loss)	2,405,455	(2,268,795)

Realized gains (losses)	2,405,455	(2,268,795)

Unrealized appreciation (depreciation) during the period	3,307,501	5,645,943

Net increase (decrease) in net assets from operations	5,580,731	5,560,808

Changes from principal transactions:

Purchase payments	239,693	430,870

Transfers between sub-accounts and the company	56,983,376	14,261,511

Withdrawals	(80,225,313)	(44,129,748)

Annual contract fee	(1,234,424)	(1,390,316)

Net increase (decrease) in net assets from principal transactions	(24,236,668)	(30,827,683)

Total increase (decrease) in net assets	(18,655,937)	(25,266,875)

Net assets at beginning of period	183,601,237	208,868,112

Net assets at end of period	$164,945,300	$183,601,237

	2024	2023

Units, beginning of period	16,358,149	19,135,375

Units issued	7,141,394	4,759,986

Units redeemed	(9,225,004)	(7,537,212)

Units, end of period	14,274,539	16,358,149

See accompanying notes.	58 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1. Organization

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 103 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Emerging Markets Value Trust Series II	Disciplined Value Emerging Markets Value Trust Series II	05/30/2024
Emerging Markets Value Trust Series NAV	Disciplined Value Emerging Markets Value Trust Series NAV	05/30/2024

59 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2024.

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2024, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

60 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

61 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2024. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, a s of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$19,500,664,088	-	-	19,500,664,088

Total	$19,500,664,088	-	-	19,500,664,088

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2024.

62 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2024 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$7,803,033	$25,161,613
500 Index Fund Series II	9,121,812	14,738,136
500 Index Fund Series NAV	4,705,186	35,474,824
Active Bond Trust Series I	2,023,536	3,194,067
Active Bond Trust Series II	12,972,817	16,324,005
American Asset Allocation Trust Series I	9,426,506	14,905,152
American Asset Allocation Trust Series II	50,527,932	103,944,283
American Asset Allocation Trust Series III	8,788,597	16,660,993
American Global Growth Trust Series II	13,557,242	20,601,253
American Global Growth Trust Series III	4,049,302	4,823,296
American Growth Trust Series II	46,864,744	108,435,144
American Growth Trust Series III	7,749,313	20,351,033
American Growth-Income Trust Series I	9,005,687	19,413,091
American Growth-Income Trust Series II	28,127,161	71,556,534
American Growth-Income Trust Series III	13,986,108	37,282,719
American International Trust Series II	13,412,009	28,053,764
American International Trust Series III	1,996,421	4,300,346
Blue Chip Growth Trust Series I	22,649,827	40,364,590
Blue Chip Growth Trust Series II	14,327,578	23,086,586
Capital Appreciation Trust Series I	10,968,830	28,605,419
Capital Appreciation Trust Series II	5,691,864	12,980,303
Capital Appreciation Value Trust Series II	5,451,803	35,612,056
Core Bond Trust Series I	4,274,396	7,313,424
Core Bond Trust Series II	3,697,576	7,469,521
Disciplined Value Emerging Markets Value Trust Series II	1,812,900	4,891,779
Disciplined Value Emerging Markets Value Trust Series NAV	94,216	168,604
Disciplined Value International Trust Series I	5,841,315	6,631,862
Disciplined Value International Trust Series II	5,172,100	5,899,613
Equity Income Trust Series I	10,820,356	22,624,973
Equity Income Trust Series II	7,233,256	17,503,525
Financial Industries Trust Series I	1,215,127	2,342,047
Financial Industries Trust Series II	1,287,415	2,493,032
Fundamental All Cap Core Trust Series II	7,330,276	9,809,736
Fundamental Large Cap Value Trust Series I	21,771,487	31,769,661
Fundamental Large Cap Value Trust Series II	15,673,765	23,677,177
Global Equity Trust Series I	19,404,238	33,643,415
Global Equity Trust Series II	1,504,870	3,149,842
Health Sciences Trust Series I	3,308,493	7,748,177
Health Sciences Trust Series II	5,392,721	10,091,207
High Yield Trust Series I	4,408,515	6,982,463
High Yield Trust Series II	3,283,789	5,386,479
International Equity Index Series I	695,156	2,737,129
International Equity Index Series II	1,097,638	3,035,213
International Equity Index Series NAV	248,814	1,799,393
International Small Company Trust Series I	670,377	1,912,204
International Small Company Trust Series II	653,110	1,362,991
Investment Quality Bond Trust Series I	9,870,447	12,457,803
Investment Quality Bond Trust Series II	7,548,835	8,147,281
Lifestyle Balanced Portfolio Series I	2,476,368	5,094,360

63 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Lifestyle Balanced Portfolio Series II	$64,420,584	$107,539,398
Lifestyle Conservative Portfolio Series I	2,197,589	2,547,448
Lifestyle Conservative Portfolio Series II	15,874,999	22,839,962
Lifestyle Growth Portfolio Series I	12,243,598	25,283,065
Lifestyle Growth Portfolio Series II	295,377,803	628,615,682
Lifestyle Growth Portfolio Series NAV	340,675	523,434
Lifestyle Moderate Portfolio Series I	730,598	1,076,021
Lifestyle Moderate Portfolio Series II	20,509,318	41,898,959
Managed Volatility Balanced Portfolio Series I	9,195,579	40,438,307
Managed Volatility Balanced Portfolio Series II	75,630,075	431,202,086
Managed Volatility Conservative Portfolio Series I	2,413,601	9,409,146
Managed Volatility Conservative Portfolio Series II	14,966,891	78,152,733
Managed Volatility Growth Portfolio Series I	8,571,165	48,114,756
Managed Volatility Growth Portfolio Series II	103,997,448	657,599,482
Managed Volatility Growth Portfolio Series NAV	10,699	26,410
Managed Volatility Moderate Portfolio Series I	2,522,914	14,145,213
Managed Volatility Moderate Portfolio Series II	24,342,528	147,226,043
Mid Cap Growth Trust Series I	1,566,325	18,985,555
Mid Cap Growth Trust Series II	1,765,840	11,368,882
Mid Cap Index Trust Series I	3,974,468	11,136,591
Mid Cap Index Trust Series II	2,818,404	7,352,906
Mid Value Trust Series I	3,055,581	7,879,545
Mid Value Trust Series II	3,917,260	9,534,232
Money Market Trust Series I	705,418	2,214,896
Money Market Trust Series II	3,406,008	11,460,588
Money Market Trust Series NAV	200,123	409,966
Opportunistic Fixed Income Trust Series I	971,701	2,547,146
Opportunistic Fixed Income Trust Series II	4,316,885	7,463,458
Real Estate Securities Trust Series I	1,602,892	4,280,310
Real Estate Securities Trust Series II	1,184,498	4,796,309
Science & Technology Trust Series I	4,539,793	23,363,855
Science & Technology Trust Series II	4,067,448	19,549,317
Select Bond Trust Series I	15,846,015	18,461,083
Select Bond Trust Series II	106,216,629	133,770,034
Short Term Government Income Trust Series I	1,895,502	3,002,295
Short Term Government Income Trust Series II	6,392,485	5,953,262
Small Cap Index Trust Series I	991,979	2,636,916
Small Cap Index Trust Series II	2,247,508	5,072,308
Small Cap Opportunities Trust Series I	2,875,070	5,187,483
Small Cap Opportunities Trust Series II	3,152,182	3,716,479
Small Cap Stock Trust Series I	31,693	48,211
Small Cap Stock Trust Series II	619,221	4,062,782
Small Cap Value Trust Series I	48,253	116,410
Small Cap Value Trust Series II	1,913,068	3,252,743
Small Company Value Trust Series I	1,780,065	5,889,145
Small Company Value Trust Series II	1,523,865	4,818,927
Strategic Income Opportunities Trust Series I	1,356,633	3,215,063
Strategic Income Opportunities Trust Series II	2,379,242	4,254,861
Total Bond Market Series Trust NAV	7,668,319	10,286,997
Total Bond Market Trust Series II	8,297,981	12,360,627
Total Stock Market Index Trust Series I	2,644,819	7,015,799

64 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Total Stock Market Index Trust Series II	$3,565,489	$7,293,439
Ultra Short Term Bond Trust Series I	5,170,045	7,059,103
Ultra Short Term Bond Trust Series II	82,631,684	107,000,578

65 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2024	2,977	$ 59.59 to $ 49.96	$157,068	1.90 % to 0.45%	1.04%	24.04 % to 22.24%
	2023	3,361	48.05 to 40.87	144,348	1.90 to 0.45	1.22	25.33 to 23.54
	2022	3,673	38.34 to 33.08	127,761	1.90 to 0.45	1.19	-18.74 to -19.90
	2021	4,042	47.17 to 41.30	174,547	1.90 to 0.45	1.32	27.72 to 25.88
	2020	4,339	36.94 to 32.81	148,171	1.90 to 0.45	1.80	17.58 to 15.88

500 Index Fund Series II(*)	2024	1,450	58.17 to 47.88	71,339	2.05 to 0.45	0.88	23.80 to 21.82
	2023	1,579	46.99 to 39.30	63,705	2.05 to 0.45	1.07	25.07 to 23.10
	2022	1,675	37.57 to 31.93	54,823	2.05 to 0.45	0.97	-18.88 to -20.16
	2021	1,921	46.31 to 39.99	76,883	2.05 to 0.45	1.14	27.46 to 25.44
	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43

500 Index Fund Series NAV(*)	2024	3,320	57.46 to 46.27	182,734	2.05 to 0.80	1.06	23.67 to 22.12
	2023	3,965	46.47 to 37.89	177,125	2.05 to 0.80	1.27	24.95 to 23.41
	2022	4,259	37.19 to 30.70	153,821	2.05 to 0.80	1.25	-18.96 to -19.96
	2021	4,633	45.89 to 38.36	206,968	2.05 to 0.80	1.33	27.33 to 25.75
	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73

Active Bond Trust Series I(*)	2024	769	24.08 to 18.10	15,128	1.90 to 0.45	3.72	1.79 to 0.31
	2023	847	23.65 to 18.04	16,539	1.90 to 0.45	3.50	5.95 to 4.43
	2022	896	22.32 to 17.28	16,740	1.90 to 0.45	3.34	-14.23 to -15.46
	2021	1,043	26.03 to 20.44	22,966	1.90 to 0.45	3.21	-1.02 to -2.44
	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74

Active Bond Trust Series II(*)	2024	4,626	16.90 to 12.80	84,710	2.05 to 1.00	3.53	1.04 to -0.02
	2023	4,895	16.90 to 12.67	89,301	2.05 to 1.00	3.32	5.15 to 4.06
	2022	5,034	16.24 to 12.05	87,947	2.05 to 1.00	2.98	-14.87 to -15.76
	2021	6,003	19.28 to 14.15	123,998	2.05 to 1.00	2.99	-1.76 to -2.79
	2020	6,337	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36

American Asset Allocation Trust Series I(*)	2024	2,936	36.77 to 28.45	90,283	1.90 to 0.45	1.70	15.49 to 13.82
	2023	3,311	31.84 to 25.00	89,085	1.90 to 0.45	1.77	13.39 to 11.76
	2022	3,873	28.08 to 22.37	93,482	1.90 to 0.45	2.31	-14.14 to -15.38
	2021	4,219	32.70 to 26.43	119,879	1.90 to 0.45	1.56	14.19 to 12.55
	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91

American Asset Allocation Trust Series II(*)	2024	21,981	30.71 to 27.20	650,579	2.05 to 1.00	1.59	14.76 to 13.55
	2023	25,275	26.76 to 23.95	654,742	2.05 to 1.00	1.71	12.55 to 11.38
	2022	28,500	23.78 to 21.50	659,778	2.05 to 1.00	2.17	-14.62 to -15.51
	2021	31,404	27.85 to 25.45	855,187	2.05 to 1.00	1.42	13.47 to 12.29
	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64

American Asset Allocation Trust Series III(*)	2024	2,730	38.61 to 34.01	103,612	1.55 to 0.80	2.01	15.56 to 14.69
	2023	3,150	33.41 to 29.65	103,601	1.55 to 0.80	2.23	13.33 to 12.48
	2022	3,460	29.48 to 26.36	100,583	1.55 to 0.80	2.68	-14.13 to -14.77
	2021	3,771	34.33 to 30.93	127,779	1.55 to 0.80	1.88	14.15 to 13.30
	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71

American Global Growth Trust Series II(*)	2024	2,762	39.16 to 34.29	103,145	2.05 to 1.00	1.01	12.01 to 10.83
	2023	3,236	34.96 to 30.94	108,366	2.05 to 1.00	0.41	20.81 to 19.55
	2022	3,761	28.94 to 25.88	104,915	2.05 to 1.00	0.40	-25.83 to -26.60
	2021	4,198	39.01 to 35.26	158,586	2.05 to 1.00	0.00	14.77 to 13.57
	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16

American Global Growth Trust Series III(*)	2024	568	47.66 to 41.99	26,550	1.55 to 0.80	1.43	12.67 to 11.82
	2023	648	42.30 to 37.55	26,894	1.55 to 0.80	0.86	21.58 to 20.67
	2022	725	34.79 to 31.12	24,771	1.55 to 0.80	0.94	-25.37 to -25.92
	2021	721	46.62 to 42.01	33,062	1.55 to 0.80	0.00	15.48 to 14.62
	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43

American Growth Trust Series II(*)	2024	4,977	140.08 to 99.03	499,128	2.05 to 0.45	0.00	30.43 to 28.35
	2023	6,056	107.39 to 77.16	469,470	2.05 to 0.45	0.07	37.27 to 35.10
	2022	7,242	78.24 to 57.12	412,684	2.05 to 0.45	1.31	-30.56 to -31.66
	2021	7,668	112.67 to 83.58	639,183	2.05 to 0.45	0.31	20.94 to 19.02
	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38

American Growth Trust Series III(*)	2024	1,149	80.19 to 70.65	90,234	1.55 to 0.80	0.07	30.54 to 29.56
	2023	1,422	61.43 to 54.53	85,653	1.55 to 0.80	0.07	37.35 to 36.33
	2022	1,725	44.72 to 40.00	75,805	1.55 to 0.80	1.88	-30.51 to -31.03
	2021	1,674	64.36 to 57.99	105,964	1.55 to 0.80	0.71	21.03 to 20.12
	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64

American Growth-Income Trust Series I(*)	2024	1,337	89.84 to 65.61	96,048	1.90 to 0.45	0.77	23.15 to 21.37
	2023	1,577	72.95 to 54.06	92,932	1.90 to 0.45	1.03	25.12 to 23.33
	2022	1,782	58.30 to 43.84	85,073	1.90 to 0.45	2.10	-17.15 to -18.34
	2021	2,018	70.37 to 53.68	117,447	1.90 to 0.45	0.72	23.06 to 21.29
	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97

66 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series II(*)	2024	5,487	$ 88.34 to $ 62.45	$349,872	2.05 % to 0.45%	0.70%	23.10 % to 21.13%
	2023	6,563	71.76 to 51.56	343,861	2.05 to 0.45	0.94	24.96 to 22.98
	2022	7,527	57.43 to 41.92	320,034	2.05 to 0.45	2.05	-17.21 to -18.53
	2021	8,633	69.37 to 51.46	448,548	2.05 to 0.45	0.64	22.96 to 21.01
	2020	10,493	56.42 to 42.52	448,301	2.05 to 0.45	1.26	12.52 to 10.72

American Growth-Income Trust Series III(*)	2024	3,125	57.72 to 50.85	176,853	1.55 to 0.80	1.11	23.17 to 22.24
	2023	3,800	46.87 to 41.60	174,829	1.55 to 0.80	1.38	25.14 to 24.21
	2022	4,416	37.45 to 33.49	162,592	1.55 to 0.80	2.53	-17.22 to -17.84
	2021	4,834	45.24 to 40.76	215,229	1.55 to 0.80	1.06	23.14 to 22.22
	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72

American International Trust Series II(*)	2024	5,797	31.37 to 18.66	171,632	2.05 to 1.00	0.64	1.58 to 0.51
	2023	6,182	31.21 to 18.37	182,062	2.05 to 1.00	0.83	14.09 to 12.90
	2022	6,828	27.65 to 16.10	177,206	2.05 to 1.00	1.99	-21.94 to -22.76
	2021	7,549	35.80 to 20.63	253,255	2.05 to 1.00	1.71	-2.94 to -3.95
	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09

American International Trust Series III(*)	2024	1,372	19.40 to 17.09	26,079	1.55 to 0.80	1.05	2.27 to 1.50
	2023	1,490	18.97 to 16.84	27,718	1.55 to 0.80	1.39	14.84 to 13.99
	2022	1,632	16.52 to 14.77	26,482	1.55 to 0.80	2.57	-21.43 to -22.02
	2021	1,726	21.02 to 18.94	35,682	1.55 to 0.80	2.21	-2.29 to -3.02
	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22

Blue Chip Growth Trust Series I(*)	2024	1,900	120.93 to 76.61	245,810	1.90 to 0.45	0.00	35.04 to 33.08
	2023	2,201	89.56 to 57.57	212,375	1.90 to 0.45	0.00	48.89 to 46.75
	2022	2,448	60.15 to 39.23	160,108	1.90 to 0.45	0.00	-38.36 to -39.25
	2021	2,685	97.59 to 64.58	286,987	1.90 to 0.45	0.00	16.34 to 14.67
	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77

Blue Chip Growth Trust Series II(*)	2024	1,152	91.56 to 66.98	98,271	2.05 to 1.00	0.00	34.00 to 32.59
	2023	1,361	69.06 to 49.99	87,160	2.05 to 1.00	0.00	47.77 to 46.24
	2022	1,554	47.22 to 33.83	67,861	2.05 to 1.00	0.00	-38.82 to -39.46
	2021	1,754	78.00 to 55.29	126,314	2.05 to 1.00	0.00	15.47 to 14.27
	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34

Capital Appreciation Trust Series I(*)	2024	2,536	80.00 to 76.32	160,528	1.90 to 0.45	0.00	30.22 to 28.33
	2023	2,941	61.43 to 59.47	144,462	1.90 to 0.45	0.00	52.16 to 49.98
	2022	3,317	40.37 to 39.65	108,678	1.90 to 0.45	0.00	-37.98 to -38.87
	2021	3,676	65.10 to 64.86	196,076	1.90 to 0.45	0.00	15.23 to 13.57
	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10

Capital Appreciation Trust Series II(*)	2024	626	102.66 to 73.80	55,666	2.05 to 1.00	0.00	29.23 to 27.87
	2023	751	80.28 to 57.10	52,019	2.05 to 1.00	0.00	51.00 to 49.43
	2022	857	53.72 to 37.82	39,632	2.05 to 1.00	0.00	-38.50 to -39.14
	2021	999	88.27 to 61.49	75,300	2.05 to 1.00	0.00	14.49 to 13.29
	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54

Capital Appreciation Value Trust Series II(*)	2024	5,341	40.21 to 39.82	220,145	2.05 to 1.00	0.63	11.02 to 9.85
	2023	6,102	36.60 to 35.87	227,571	2.05 to 1.00	1.54	16.84 to 15.62
	2022	6,773	31.65 to 30.70	217,019	2.05 to 1.00	0.73	-12.94 to -13.85
	2021	7,337	36.74 to 35.26	270,930	2.05 to 1.00	0.57	16.68 to 15.46
	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80

Core Bond Trust Series I(*)	2024	2,191	20.55 to 15.45	35,855	1.90 to 0.45	3.51	1.03 to -0.44
	2023	2,421	20.35 to 15.52	39,640	1.90 to 0.45	2.96	5.33 to 3.82
	2022	2,615	19.32 to 14.95	41,128	1.90 to 0.45	2.10	-14.06 to -15.30
	2021	2,999	22.48 to 17.65	55,323	1.90 to 0.45	1.78	-2.40 to -3.80
	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57

Core Bond Trust Series II(*)	2024	2,302	14.71 to 12.35	35,316	2.05 to 1.00	3.41	0.20 to -0.85
	2023	2,581	14.84 to 12.32	39,928	2.05 to 1.00	2.76	4.56 to 3.47
	2022	2,852	14.34 to 11.79	42,532	2.05 to 1.00	1.85	-14.67 to -15.56
	2021	3,414	16.98 to 13.81	60,036	2.05 to 1.00	1.55	-3.20 to -4.21
	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30

Disciplined Value Emerging Markets Value Trust Series II(*)	2024 (e)	1,430	13.59 to 12.11	18,051	2.05 to 0.45	3.68	-3.09 to -4.64
	2023	1,695	14.02 to 12.70	22,311	2.05 to 0.45	1.35	14.34 to 12.53
	2022	1,944	12.26 to 11.29	22,633	2.05 to 0.45	3.35	-12.27 to -13.66
	2021	2,193	13.98 to 13.07	29,400	2.05 to 0.45	2.15	10.58 to 8.83
	2020	2,379	12.64 to 12.01	29,116	2.05 to 0.45	2.25	2.89 to 1.25

Disciplined Value Emerging Markets Value Trust Series NAV(*)	2024 (f)	72	13.49 to 12.78	960	1.55 to 0.80	4.08	-3.22 to -3.95
	2023	80	13.94 to 13.31	1,098	1.55 to 0.80	1.67	14.24 to 13.39
	2022	80	12.20 to 11.74	961	1.55 to 0.80	3.57	-12.33 to -12.99
	2021	89	13.92 to 13.49	1,234	1.55 to 0.80	2.32	10.36 to 9.54
	2020	113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12

67 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Disciplined Value International Trust Series I(*)	2024	1,557	$ 33.89 to $26.01	$ 39,130	1.90 % to 0.45%	0.30%	-0.83 % to -2.27%
	2023	1,703	34.17 to 26.61	43,659	1.90 to 0.45	1.81	19.43 to 17.71
	2022	1,868	28.61 to 22.61	40,693	1.90 to 0.45	3.52	-5.19 to -6.56
	2021	2,087	30.18 to 24.19	48,476	1.90 to 0.45	2.52	12.55 to 10.93
	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33

Disciplined Value International Trust Series II(*)	2024	1,359	30.50 to 19.06	35,755	2.05 to 1.00	0.13	-1.56 to -2.60
	2023	1,483	31.32 to 19.37	39,917	2.05 to 1.00	1.66	18.50 to 17.27
	2022	1,602	26.70 to 16.34	36,711	2.05 to 1.00	3.34	-5.93 to -6.91
	2021	1,651	28.69 to 17.37	40,418	2.05 to 1.00	2.33	11.74 to 10.57
	2020	1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97

Equity Income Trust Series I(*)	2024	1,731	69.25 to 41.67	141,708	1.90 to 0.45	1.62	11.17 to 9.56
	2023	1,969	62.29 to 38.03	145,893	1.90 to 0.45	1.87	8.90 to 7.34
	2022	2,187	57.20 to 35.43	151,170	1.90 to 0.45	1.74	-3.84 to -5.22
	2021	2,411	59.48 to 37.39	173,873	1.90 to 0.45	1.93	24.85 to 23.06
	2020	2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89

Equity Income Trust Series II(*)	2024	2,091	55.78 to 45.57	87,884	2.05 to 0.45	1.44	10.86 to 9.08
	2023	2,435	50.32 to 41.78	93,432	2.05 to 0.45	1.70	8.77 to 7.05
	2022	2,731	46.26 to 39.03	97,550	2.05 to 0.45	1.57	-4.07 to -5.59
	2021	2,950	48.22 to 41.34	111,261	2.05 to 0.45	1.74	24.65 to 22.67
	2020	3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30

Financial Industries Trust Series I(*)	2024	170	40.18 to 36.68	6,715	1.90 to 1.40	1.11	28.41 to 27.76
	2023	200	31.29 to 28.71	6,148	1.90 to 1.40	1.71	3.76 to 3.24
	2022	225	30.15 to 27.81	6,688	1.90 to 1.40	2.15	-14.87 to -15.29
	2021	266	35.42 to 32.83	9,261	1.90 to 1.40	0.82	27.90 to 27.26
	2020	275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24

Financial Industries Trust Series II(*)	2024	266	42.70 to 37.11	10,706	2.05 to 1.00	0.89	28.69 to 27.34
	2023	301	33.53 to 28.84	9,437	2.05 to 1.00	1.49	3.93 to 2.85
	2022	362	32.60 to 27.75	10,948	2.05 to 1.00	2.03	-14.69 to -15.58
	2021	427	38.62 to 32.52	15,200	2.05 to 1.00	0.67	28.09 to 26.76
	2020	402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09

Fundamental All Cap Core Trust Series II(*)	2024	514	80.58 to 38.15	45,548	2.05 to 1.00	0.00	22.68 to 21.39
	2023	584	66.38 to 31.10	42,572	2.05 to 1.00	0.19	33.76 to 32.37
	2022	671	50.15 to 23.25	36,466	2.05 to 1.00	0.01	-25.19 to -25.97
	2021	751	67.74 to 31.08	54,490	2.05 to 1.00	0.00	29.04 to 27.70
	2020	808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07

Fundamental Large Cap Value Trust Series I(*)	2024	3,353	70.76 to 52.43	190,388	1.90 to 0.45	0.31	16.45 to 14.77
	2023	3,851	60.76 to 45.69	189,567	1.90 to 0.45	1.00	22.90 to 21.14
	2022	4,281	49.44 to 37.71	174,002	1.90 to 0.45	1.05	-8.37 to -9.68
	2021	4,755	53.96 to 41.76	212,868	1.90 to 0.45	0.76	29.38 to 27.52
	2020	5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85

Fundamental Large Cap Value Trust Series II(*)	2024	2,543	49.72 to 31.04	128,268	2.05 to 1.00	0.15	15.57 to 14.35
	2023	2,934	43.48 to 26.86	128,743	2.05 to 1.00	0.82	22.00 to 20.73
	2022	3,395	36.01 to 22.02	122,946	2.05 to 1.00	0.85	-9.04 to -9.99
	2021	3,802	40.01 to 24.20	152,418	2.05 to 1.00	0.56	28.43 to 27.09
	2020	4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48

Global Equity Trust Series I(*)	2024	6,775	37.05 to 25.85	202,655	1.90 to 0.45	1.14	9.97 to 8.38
	2023	7,586	33.69 to 23.85	208,034	1.90 to 0.45	0.77	19.56 to 17.84
	2022	8,482	28.18 to 20.24	195,697	1.90 to 0.45	2.67	-15.22 to -16.44
	2021	9,406	33.24 to 24.22	257,002	1.90 to 0.45	0.00	20.76 to 19.02
	2020	10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58

Global Equity Trust Series II(*)	2024	586	32.10 to 19.40	17,038	2.05 to 1.00	0.98	9.17 to 8.02
	2023	668	29.72 to 17.77	17,936	2.05 to 1.00	0.60	18.62 to 17.39
	2022	753	25.32 to 14.98	17,114	2.05 to 1.00	2.40	-15.85 to -16.73
	2021	894	30.40 to 17.81	24,130	2.05 to 1.00	0.00	19.81 to 18.56
	2020	1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26

Health Sciences Trust Series I(*)	2024	302	134.75 to 94.23	31,724	1.90 to 0.45	0.00	1.32 to -0.15
	2023	357	133.00 to 94.38	37,429	1.90 to 0.45	0.00	3.78 to 2.29
	2022	412	128.15 to 92.26	42,044	1.90 to 0.45	0.00	-13.48 to -14.72
	2021	455	148.11 to 108.19	54,184	1.90 to 0.45	0.00	10.69 to 9.10
	2020	507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77

Health Sciences Trust Series II(*)	2024	374	104.39 to 47.05	37,269	2.05 to 1.00	0.00	0.60 to -0.46
	2023	442	104.87 to 46.77	44,007	2.05 to 1.00	0.00	2.98 to 1.91
	2022	513	102.91 to 45.42	49,021	2.05 to 1.00	0.00	-14.10 to -15.00
	2021	570	121.06 to 52.87	65,318	2.05 to 1.00	0.00	9.86 to 8.72
	2020	700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31

68 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

High Yield Trust Series I(*)	2024	1,749	$ 37.50 to $ 28.79	$ 37,648	1.90 % to 0.45%	6.77%	8.45 % to 6.88%
	2023	1,972	34.58 to 26.93	39,521	1.90 to 0.45	2.54	12.54 to 10.93
	2022	2,135	30.72 to 24.28	38,718	1.90 to 0.45	5.67	-13.64 to -14.88
	2021	2,423	35.58 to 28.52	51,010	1.90 to 0.45	4.91	5.35 to 3.83
	2020	2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82

High Yield Trust Series II(*)	2024	1,059	27.47 to 18.26	27,976	2.05 to 1.00	6.46	7.62 to 6.49
	2023	1,197	25.80 to 16.96	29,527	2.05 to 1.00	2.35	11.58 to 10.42
	2022	1,353	23.36 to 15.20	30,200	2.05 to 1.00	5.23	-14.31 to -15.20
	2021	1,693	27.55 to 17.74	44,648	2.05 to 1.00	4.68	4.62 to 3.52
	2020	1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52

International Equity Index Series I(*)	2024	665	19.22 to 18.08	12,697	1.90 to 1.40	1.53	3.44 to 2.92
	2023	772	18.58 to 17.57	14,242	1.90 to 1.40	2.32	13.76 to 13.20
	2022	824	16.33 to 15.52	13,430	1.90 to 1.40	2.81	-17.42 to -17.83
	2021	881	19.78 to 18.89	17,387	1.90 to 1.40	2.64	6.10 to 5.57
	2020	877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56

International Equity Index Series II(*)	2024	778	21.05 to 17.32	14,269	2.05 to 0.45	1.38	4.14 to 2.48
	2023	879	20.21 to 16.91	15,682	2.05 to 0.45	2.26	14.66 to 12.85
	2022	901	17.63 to 14.98	14,202	2.05 to 0.45	2.61	-16.77 to -18.09
	2021	1,002	21.18 to 18.29	19,154	2.05 to 0.45	2.33	6.84 to 5.15
	2020	1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23

International Equity Index Series NAV(*)	2024	387	15.63 to 13.95	5,893	2.05 to 1.40	1.57	3.43 to 2.76
	2023	492	15.11 to 13.58	7,224	2.05 to 1.40	2.37	13.82 to 13.08
	2022	605	13.28 to 12.01	7,771	2.05 to 1.40	2.83	-17.32 to -17.86
	2021	656	16.06 to 14.62	10,219	2.05 to 1.40	2.57	6.10 to 5.41
	2020	717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50

International Small Company Trust Series I(*)	2024	464	27.65 to 22.20	11,017	1.90 to 0.45	2.62	2.60 to 1.11
	2023	524	26.95 to 21.95	12,268	1.90 to 0.45	1.92	12.94 to 11.32
	2022	606	23.86 to 19.72	12,703	1.90 to 0.45	1.88	-18.54 to -19.71
	2021	673	29.29 to 24.56	17,489	1.90 to 0.45	1.25	13.21 to 11.58
	2020	756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32

International Small Company Trust Series II(*)	2024	314	22.06 to 21.05	7,034	2.05 to 1.00	2.44	1.78 to 0.71
	2023	349	21.68 to 20.90	7,749	2.05 to 1.00	1.80	12.21 to 11.04
	2022	370	19.32 to 18.82	7,380	2.05 to 1.00	1.66	-19.16 to -20.00
	2021	432	23.90 to 23.53	10,694	2.05 to 1.00	0.99	12.34 to 11.16
	2020	528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97

Investment Quality Bond Trust Series I(*)	2024	4,305	31.48 to 18.86	83,741	1.90 to 0.45	3.34	1.54 to 0.06
	2023	4,538	31.00 to 18.85	87,461	1.90 to 0.45	1.52	6.01 to 4.49
	2022	4,704	29.24 to 18.04	86,508	1.90 to 0.45	3.05	-15.26 to -16.48
	2021	5,288	34.51 to 21.60	116,290	1.90 to 0.45	2.00	-1.70 to -3.12
	2020	5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31

Investment Quality Bond Trust Series II(*)	2024	2,255	15.66 to 13.25	39,711	2.05 to 0.35	3.19	1.46 to -0.27
	2023	2,329	15.70 to 13.06	40,868	2.05 to 0.35	1.33	5.91 to 4.13
	2022	2,454	15.08 to 12.33	41,220	2.05 to 0.35	2.78	-15.35 to -16.78
	2021	2,917	18.12 to 14.57	58,174	2.05 to 0.35	1.76	-1.80 to -3.45
	2020	3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93

Lifestyle Balanced Portfolio Series I(*)	2024	1,476	21.20 to 18.76	29,783	1.90 to 0.80	2.34	7.65 to 6.46
	2023	1,666	19.69 to 17.63	31,343	1.90 to 0.80	2.39	12.84 to 11.61
	2022	1,563	17.45 to 15.79	26,301	1.90 to 0.80	2.53	-16.12 to -17.04
	2021	1,683	20.80 to 19.03	33,904	1.90 to 0.80	2.59	8.57 to 7.38
	2020	1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56

Lifestyle Balanced Portfolio Series II(*)	2024	23,986	21.80 to 18.06	499,112	2.05 to 0.35	2.14	7.99 to 6.15
	2023	26,988	20.19 to 17.01	524,367	2.05 to 0.35	2.10	13.10 to 11.20
	2022	27,984	17.85 to 15.30	485,008	2.05 to 0.35	2.24	-15.89 to -17.31
	2021	32,150	21.22 to 18.50	674,475	2.05 to 0.35	2.34	8.83 to 7.00
	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18

Lifestyle Conservative Portfolio Series I(*)	2024	686	16.57 to 14.67	10,938	1.90 to 0.80	3.21	3.59 to 2.45
	2023	729	16.00 to 14.32	11,199	1.90 to 0.80	2.66	8.25 to 7.07
	2022	833	14.78 to 13.38	11,873	1.90 to 0.80	2.76	-15.30 to -16.22
	2021	905	17.45 to 15.97	15,287	1.90 to 0.80	2.86	2.14 to 1.02
	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66

Lifestyle Conservative Portfolio Series II(*)	2024	6,262	17.03 to 14.11	99,149	2.05 to 0.35	2.87	3.85 to 2.08
	2023	6,832	16.40 to 13.82	105,081	2.05 to 0.35	2.59	8.52 to 6.70
	2022	7,055	15.11 to 12.95	101,197	2.05 to 0.35	2.44	-15.01 to -16.44
	2021	8,495	17.78 to 15.50	144,765	2.05 to 0.35	2.65	2.32 to 0.60
	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28

69 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Growth Portfolio Series I(*)	2024	7,438	$ 24.83 to $21.99	$ 180,724	1.90 % to 0.80%	2.06%	10.42 % to 9.20%
	2023	8,366	22.49 to 20.13	184,446	1.90 to 0.80	1.92	16.07 to 14.80
	2022	9,356	19.38 to 17.54	178,497	1.90 to 0.80	2.36	-16.75 to -17.66
	2021	10,080	23.28 to 21.30	231,438	1.90 to 0.80	2.30	13.16 to 11.92
	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44

Lifestyle Growth Portfolio Series II(*)	2024	153,361	25.54 to 19.80	3,695,970	2.10 to 0.35	1.85	10.77 to 8.84
	2023	174,419	23.05 to 18.19	3,832,667	2.10 to 0.35	1.73	16.26 to 14.25
	2022	192,349	19.83 to 15.92	3,670,788	2.10 to 0.35	2.12	-16.53 to -17.98
	2021	212,026	23.76 to 19.41	4,909,854	2.10 to 0.35	2.05	13.44 to 11.47
	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07

Lifestyle Growth Portfolio Series NAV(*)	2024	279	19.05 to 18.51	5,659	1.60 to 1.20	2.14	10.04 to 9.59
	2023	302	17.31 to 16.89	5,561	1.60 to 1.20	2.04	15.58 to 15.12
	2022	321	14.98 to 14.67	5,115	1.60 to 1.20	2.42	-16.99 to -17.32
	2021	346	18.05 to 17.75	6,657	1.60 to 1.20	2.37	12.77 to 12.32
	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83

Lifestyle Moderate Portfolio Series I(*)	2024	550	19.52 to 17.28	10,282	1.90 to 0.80	2.71	6.28 to 5.11
	2023	588	18.37 to 16.44	10,396	1.90 to 0.80	2.39	11.26 to 10.04
	2022	649	16.51 to 14.94	10,339	1.90 to 0.80	2.59	-15.86 to -16.78
	2021	696	19.62 to 17.95	13,213	1.90 to 0.80	2.70	6.39 to 5.23
	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98

Lifestyle Moderate Portfolio Series II(*)	2024	7,424	20.08 to 16.63	141,888	2.05 to 0.35	2.39	6.54 to 4.73
	2023	8,810	18.85 to 15.88	159,446	2.05 to 0.35	2.22	11.52 to 9.64
	2022	9,315	16.90 to 14.49	152,100	2.05 to 0.35	2.33	-15.63 to -17.05
	2021	10,300	20.03 to 17.46	203,047	2.05 to 0.35	2.44	6.65 to 4.85
	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59

Managed Volatility Balanced Portfolio Series I(*)	2024	8,292	39.20 to 25.93	223,373	1.90 to 0.45	2.41	8.86 to 7.28
	2023	9,634	36.01 to 24.17	240,109	1.90 to 0.45	2.30	11.49 to 9.89
	2022	10,854	32.30 to 21.99	245,262	1.90 to 0.45	2.39	-15.46 to -16.68
	2021	12,096	38.20 to 26.39	326,559	1.90 to 0.45	2.44	9.27 to 7.70
	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11

Managed Volatility Balanced Portfolio Series II(*)	2024	104,452	26.75 to 23.47	2,540,996	2.05 to 0.35	2.25	8.75 to 6.90
	2023	120,789	25.03 to 21.58	2,731,742	2.05 to 0.35	2.10	11.40 to 9.53
	2022	138,386	22.85 to 19.37	2,843,530	2.05 to 0.35	2.22	-15.51 to -16.93
	2021	155,352	27.51 to 22.93	3,824,846	2.05 to 0.35	2.25	9.16 to 7.32
	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52

Managed Volatility Conservative Portfolio Series I(*)	2024	1,944	33.66 to 20.17	42,563	1.90 to 0.45	3.10	3.13 to 1.63
	2023	2,283	32.64 to 19.84	49,395	1.90 to 0.45	2.83	4.99 to 3.49
	2022	2,622	31.09 to 19.17	54,880	1.90 to 0.45	2.58	-15.18 to -16.40
	2021	3,025	36.65 to 22.94	75,487	1.90 to 0.45	2.84	3.01 to 1.53
	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44

Managed Volatility Conservative Portfolio Series II(*)	2024	19,882	19.47 to 14.68	363,799	2.10 to 0.35	2.92	3.07 to 1.27
	2023	23,683	18.89 to 14.50	425,280	2.10 to 0.35	2.68	4.84 to 3.02
	2022	27,256	18.02 to 14.08	473,588	2.10 to 0.35	2.46	-15.23 to -16.70
	2021	31,361	21.26 to 16.90	649,036	2.10 to 0.35	2.69	2.95 to 1.16
	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99

Managed Volatility Growth Portfolio Series I(*)	2024	9,767	37.61 to 26.52	266,033	1.90 to 0.45	1.95	11.44 to 9.82
	2023	11,392	33.75 to 24.14	280,928	1.90 to 0.45	1.93	13.18 to 11.55
	2022	12,862	29.82 to 21.64	283,530	1.90 to 0.45	2.23	-15.24 to -16.46
	2021	14,269	35.18 to 25.91	373,760	1.90 to 0.45	2.19	12.32 to 10.70
	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28

Managed Volatility Growth Portfolio Series II(*)	2024	149,142	24.16 to 22.35	3,842,623	2.10 to 0.35	1.78	11.30 to 9.36
	2023	172,749	21.71 to 20.44	4,045,116	2.10 to 0.35	1.73	13.15 to 11.19
	2022	195,625	19.19 to 18.38	4,099,192	2.10 to 0.35	2.04	-15.32 to -16.79
	2021	217,383	22.66 to 22.09	5,441,687	2.10 to 0.35	1.93	12.18 to 10.24
	2020	253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66

Managed Volatility Growth Portfolio Series NAV(*)	2024	15	26.43 to 26.43	402	1.20 to 1.20	2.12	10.62 to 10.62
	2023	16	23.89 to 23.89	384	1.20 to 1.20	2.09	12.46 to 12.46
	2022	17	21.25 to 21.25	363	1.20 to 1.20	2.37	-15.81 to -15.81
	2021	18	25.24 to 25.24	454	1.20 to 1.20	2.28	11.51 to 11.51
	2020	19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55

Managed Volatility Moderate Portfolio Series I(*)	2024	2,821	39.87 to 25.07	76,047	1.90 to 0.45	2.62	7.67 to 6.11
	2023	3,297	37.03 to 23.63	83,387	1.90 to 0.45	2.47	10.15 to 8.57
	2022	3,722	33.61 to 21.76	86,726	1.90 to 0.45	2.51	-15.26 to -16.47
	2021	4,196	39.67 to 26.05	116,588	1.90 to 0.45	2.61	7.41 to 5.87
	2020	4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36

70 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Moderate Portfolio Series II(*)	2024	33,747	$ 24.18 to $ 23.77	$ 773,524	2.05 % to 0.35%	2.46%	7.44 % to 5.61%
	2023	39,612	22.89 to 22.13	854,254	2.05 to 0.35	2.29	10.16 to 8.31
	2022	45,278	21.13 to 20.09	899,139	2.05 to 0.35	2.34	-15.39 to -16.82
	2021	51,184	25.41 to 23.74	1,214,885	2.05 to 0.35	2.44	7.38 to 5.57
	2020	58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96

Mid Cap Growth Trust Series I(*)	2024	1,711	91.96 to 74.32	110,437	1.90 to 0.45	0.00	24.58 to 22.77
	2023	1,991	73.81 to 60.54	103,844	1.90 to 0.45	0.00	18.18 to 16.48
	2022	2,220	62.46 to 51.97	99,035	1.90 to 0.45	0.00	-34.94 to -35.87
	2021	2,389	96.00 to 81.05	166,544	1.90 to 0.45	0.00	3.07 to 1.59
	2020	2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28

Mid Cap Growth Trust Series II(*)	2024	742	81.66 to 48.04	56,388	2.05 to 1.00	0.00	23.49 to 22.19
	2023	867	66.83 to 38.90	53,869	2.05 to 1.00	0.00	17.45 to 16.23
	2022	978	57.50 to 33.12	51,535	2.05 to 1.00	0.00	-35.42 to -36.09
	2021	1,108	89.97 to 51.28	91,045	2.05 to 1.00	0.00	2.27 to 1.20
	2020	1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66

Mid Cap Index Trust Series I(*)	2024	994	90.85 to 61.30	65,561	1.90 to 0.45	1.02	12.85 to 11.21
	2023	1,140	80.50 to 55.12	67,183	1.90 to 0.45	1.05	15.49 to 13.83
	2022	1,259	69.70 to 48.42	65,112	1.90 to 0.45	1.08	-13.82 to -15.06
	2021	1,426	80.88 to 57.01	86,257	1.90 to 0.45	0.86	23.65 to 21.87
	2020	1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08

Mid Cap Index Trust Series II(*)	2024	787	66.92 to 38.69	46,833	2.05 to 1.00	0.88	12.00 to 10.82
	2023	888	60.39 to 34.55	47,489	2.05 to 1.00	0.89	14.58 to 13.38
	2022	995	53.26 to 30.15	46,890	2.05 to 1.00	0.89	-14.44 to -15.34
	2021	1,138	62.91 to 35.24	62,799	2.05 to 1.00	0.65	22.72 to 21.44
	2020	1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68

Mid Value Trust Series I(*)	2024	660	73.21 to 54.55	39,612	1.90 to 0.80	0.34	15.31 to 14.04
	2023	771	63.49 to 47.84	40,394	1.90 to 0.80	1.09	17.57 to 16.29
	2022	889	54.00 to 41.14	39,855	1.90 to 0.80	0.87	-5.07 to -6.11
	2021	947	56.88 to 43.81	45,068	1.90 to 0.80	0.95	23.35 to 22.00
	2020	1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53

Mid Value Trust Series II(*)	2024	844	51.35 to 26.14	45,502	2.05 to 1.00	0.18	14.98 to 13.77
	2023	979	45.14 to 22.73	46,548	2.05 to 1.00	0.93	17.07 to 15.85
	2022	1,072	38.96 to 19.42	43,819	2.05 to 1.00	0.67	-5.47 to -6.45
	2021	1,104	41.65 to 20.54	48,791	2.05 to 1.00	0.78	22.86 to 21.58
	2020	1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15

Money Market Trust Series I(*)	2024	774	17.82 to 11.05	11,718	1.90 to 0.45	4.87	4.51 to 2.99
	2023	903	17.05 to 10.73	13,227	1.90 to 0.45	4.65	4.30 to 2.80
	2022	1,043	16.35 to 10.44	14,925	1.90 to 0.45	1.23	0.84 to -0.61
	2021	1,208	16.22 to 10.50	17,290	1.90 to 0.45	0.00	-0.45 to -1.88
	2020	1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58

Money Market Trust Series II(*)	2024	3,754	13.67 to 10.52	44,050	2.05 to 0.35	4.68	4.41 to 2.63
	2023	4,587	13.09 to 10.25	52,105	2.05 to 0.35	4.44	4.19 to 2.44
	2022	5,524	12.57 to 10.01	61,114	2.05 to 0.35	1.01	0.72 to -0.97
	2021	6,533	12.48 to 10.11	72,484	2.05 to 0.35	0.00	-0.35 to -2.03
	2020	8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80

Money Market Trust Series NAV(*)	2024	226	12.94 to 12.23	2,895	2.05 to 1.40	4.92	3.56 to 2.89
	2023	251	12.49 to 11.88	3,105	2.05 to 1.40	4.70	3.37 to 2.70
	2022	272	12.08 to 11.57	3,268	2.05 to 1.40	1.28	-0.06 to -0.71
	2021	321	12.09 to 11.65	3,857	2.05 to 1.40	0.00	-1.39 to -2.03
	2020	354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71

Opportunistic Fixed Income Trust Series I(*)	2024	438	22.32 to 17.42	13,319	1.90 to 0.80	3.11	-1.12 to -2.21
	2023	496	22.82 to 17.61	15,385	1.90 to 0.80	2.60	7.37 to 6.20
	2022	538	21.49 to 16.41	15,626	1.90 to 0.80	2.60	-11.83 to -12.79
	2021	628	24.64 to 18.61	21,070	1.90 to 0.80	2.71	-2.80 to -3.86
	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65

Opportunistic Fixed Income Trust Series II(*)	2024	1,706	16.49 to 12.51	32,679	2.05 to 1.00	3.10	-1.40 to -2.44
	2023	1,878	16.91 to 12.69	37,085	2.05 to 1.00	2.43	6.90 to 5.79
	2022	2,079	15.98 to 11.87	38,727	2.05 to 1.00	2.43	-12.15 to -13.06
	2021	2,362	18.38 to 13.51	50,328	2.05 to 1.00	2.58	-3.23 to -4.24
	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32

Real Estate Securities Trust Series I(*)	2024	261	83.75 to 61.07	19,406	1.90 to 0.45	2.05	10.21 to 8.61
	2023	300	75.99 to 56.23	20,384	1.90 to 0.45	2.16	12.51 to 10.90
	2022	334	67.54 to 50.71	20,395	1.90 to 0.45	1.05	-28.83 to -29.85
	2021	373	94.90 to 72.29	32,378	1.90 to 0.45	1.45	46.13 to 44.03
	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42

71 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Real Estate Securities Trust Series II(*)	2024	377	$ 76.90 to $ 52.28	$ 20,149	2.05 % to 0.45%	1.88%	9.99 % to 8.23%
	2023	454	69.91 to 48.30	22,042	2.05 to 0.45	1.96	12.29 to 10.52
	2022	549	62.26 to 43.70	24,323	2.05 to 0.45	0.87	-28.96 to -30.09
	2021	599	87.65 to 62.51	37,591	2.05 to 0.45	1.32	45.81 to 43.49
	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71

Science & Technology Trust Series I(*)	2024	1,186	120.89 to 76.03	121,556	1.90 to 0.45	0.00	37.28 to 35.29
	2023	1,376	88.06 to 56.20	103,634	1.90 to 0.45	0.00	53.99 to 51.78
	2022	1,536	57.19 to 37.03	75,826	1.90 to 0.45	0.00	-35.96 to -36.88
	2021	1,696	89.30 to 58.67	131,384	1.90 to 0.45	0.00	8.04 to 6.49
	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49

Science & Technology Trust Series II(*)	2024	467	129.41 to 93.84	53,256	2.05 to 1.00	0.00	36.20 to 34.76
	2023	603	96.03 to 68.90	51,094	2.05 to 1.00	0.00	52.84 to 51.25
	2022	647	63.49 to 45.08	36,140	2.05 to 1.00	0.00	-36.40 to -37.06
	2021	751	100.87 to 70.88	66,103	2.05 to 1.00	0.00	7.23 to 6.11
	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96

Select Bond Trust Series I(*)	2024	8,927	14.56 to 13.19	128,095	1.55 to 0.80	3.52	1.01 to 0.25
	2023	9,343	14.42 to 13.16	132,858	1.55 to 0.80	3.19	5.25 to 4.47
	2022	9,515	13.70 to 12.60	128,851	1.55 to 0.80	2.84	-14.88 to -15.52
	2021	10,658	16.09 to 14.91	169,753	1.55 to 0.80	2.78	-1.98 to -2.72
	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40

Select Bond Trust Series II(*)	2024	24,340	13.15 to 12.02	311,473	2.05 to 0.80	3.24	0.75 to -0.52
	2023	26,857	13.05 to 12.08	343,680	2.05 to 0.80	3.04	5.04 to 3.74
	2022	29,878	12.43 to 11.65	366,982	2.05 to 0.80	2.93	-15.06 to -16.11
	2021	24,764	14.63 to 13.88	358,759	2.05 to 0.80	2.57	-2.18 to -3.39
	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64

Short Term Government Income Trust Series I(*)	2024	1,242	13.42 to 10.84	14,308	1.90 to 0.45	0.83	2.20 to 0.71
	2023	1,331	13.13 to 10.77	15,155	1.90 to 0.45	1.62	3.45 to 1.96
	2022	1,462	12.69 to 10.56	16,347	1.90 to 0.45	1.46	-6.90 to -8.24
	2021	1,615	13.63 to 11.51	19,619	1.90 to 0.45	1.65	-2.03 to -3.44
	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64

Short Term Government Income Trust Series II(*)	2024	1,236	11.68 to 10.30	13,549	2.05 to 1.00	0.72	1.45 to 0.38
	2023	1,181	11.51 to 10.26	12,898	2.05 to 1.00	1.42	2.60 to 1.53
	2022	1,367	11.22 to 10.10	14,650	2.05 to 1.00	1.20	-7.60 to -8.56
	2021	1,523	12.15 to 11.05	17,768	2.05 to 1.00	1.37	-2.76 to -3.78
	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29

Small Cap Index Trust Series I(*)	2024	238	47.12 to 44.95	11,036	1.90 to 1.40	0.45	9.29 to 8.74
	2023	279	43.11 to 41.34	11,842	1.90 to 1.40	1.28	14.88 to 14.31
	2022	236	37.53 to 36.16	8,726	1.90 to 1.40	0.94	-21.75 to -22.14
	2021	279	47.96 to 46.45	13,182	1.90 to 1.40	0.55	12.90 to 12.34
	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04

Small Cap Index Trust Series II(*)	2024	465	59.07 to 50.96	21,179	2.05 to 0.45	0.29	10.10 to 8.34
	2023	533	53.65 to 47.03	22,435	2.05 to 0.45	1.04	15.70 to 13.87
	2022	594	46.37 to 41.30	21,900	2.05 to 0.45	0.80	-21.17 to -22.42
	2021	647	58.82 to 53.24	30,608	2.05 to 0.45	0.38	13.74 to 11.93
	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63

Small Cap Opportunities Trust Series I(*)	2024	421	80.60 to 58.86	27,139	1.90 to 0.45	0.53	8.09 to 6.52
	2023	479	74.57 to 55.26	28,828	1.90 to 0.45	0.39	17.52 to 15.83
	2022	543	63.45 to 47.71	28,129	1.90 to 0.45	0.49	-10.47 to -11.76
	2021	607	70.87 to 54.06	35,501	1.90 to 0.45	0.47	30.51 to 28.63
	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81

Small Cap Opportunities Trust Series II(*)	2024	387	54.79 to 36.18	22,970	2.05 to 1.00	0.39	7.29 to 6.16
	2023	417	51.61 to 33.72	23,141	2.05 to 1.00	0.22	16.66 to 15.44
	2022	470	44.71 to 28.90	22,526	2.05 to 1.00	0.31	-11.14 to -12.06
	2021	517	50.84 to 32.53	28,178	2.05 to 1.00	0.29	29.55 to 28.20
	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42

Small Cap Stock Trust Series I(*)	2024	21	42.58 to 37.51	886	1.55 to 0.80	0.00	10.75 to 9.91
	2023	21	38.45 to 34.13	807	1.55 to 0.80	0.00	15.18 to 14.32
	2022	22	33.38 to 29.85	721	1.55 to 0.80	0.00	-31.67 to -32.18
	2021	22	48.85 to 44.01	1,049	1.55 to 0.80	0.00	0.40 to -0.35
	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21

Small Cap Stock Trust Series II(*)	2024	343	64.09 to 46.77	17,190	2.05 to 0.45	0.00	10.79 to 9.01
	2023	408	57.85 to 42.91	18,697	2.05 to 0.45	0.00	15.37 to 13.54
	2022	470	50.14 to 37.79	18,865	2.05 to 0.45	0.00	-31.56 to -32.65
	2021	538	73.26 to 56.10	31,970	2.05 to 0.45	0.00	0.60 to -1.00
	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16

72 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Value Trust Series I(*)	2024	13	$ 41.34 to $ 36.42	$ 530	1.55 % to 0.80%	0.69%	5.07 % to 4.28%
	2023	16	39.34 to 34.92	602	1.55 to 0.80	0.38	13.10 to 12.26
	2022	17	34.79 to 31.11	596	1.55 to 0.80	0.88	-10.96 to -11.62
	2021	18	39.07 to 35.20	682	1.55 to 0.80	0.48	25.18 to 24.25
	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14

Small Cap Value Trust Series II(*)	2024	412	38.06 to 28.27	16,212	2.05 to 1.00	0.52	4.68 to 3.58
	2023	464	36.75 to 27.01	17,634	2.05 to 1.00	0.20	12.72 to 11.54
	2022	551	32.95 to 23.96	18,815	2.05 to 1.00	0.66	-11.38 to -12.30
	2021	624	37.57 to 27.04	24,197	2.05 to 1.00	0.32	24.72 to 23.42
	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84

Small Company Value Trust Series I(*)	2024	390	64.70 to 55.63	24,627	1.90 to 1.40	0.53	8.65 to 8.11
	2023	470	59.55 to 51.46	27,355	1.90 to 1.40	0.26	11.91 to 11.36
	2022	540	53.21 to 46.21	28,199	1.90 to 1.40	0.00	-19.86 to -20.26
	2021	593	66.40 to 57.95	38,602	1.90 to 1.40	0.30	21.00 to 20.39
	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18

Small Company Value Trust Series II(*)	2024	514	51.73 to 30.59	24,735	2.05 to 1.00	0.40	8.78 to 7.63
	2023	601	48.07 to 28.13	26,818	2.05 to 1.00	0.09	12.25 to 11.08
	2022	670	43.27 to 25.06	26,927	2.05 to 1.00	0.00	-19.75 to -20.59
	2021	740	54.49 to 31.22	37,401	2.05 to 1.00	0.13	21.29 to 20.03
	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85

Strategic Income Opportunities Trust Series I(*)	2024	757	29.98 to 22.21	18,347	1.90 to 0.45	2.62	2.64 to 1.15
	2023	844	29.21 to 21.96	20,136	1.90 to 0.45	3.40	6.89 to 5.35
	2022	912	27.32 to 20.84	20,708	1.90 to 0.45	3.35	-10.46 to -11.75
	2021	999	30.52 to 23.62	25,597	1.90 to 0.45	3.30	0.45 to -1.00
	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54

Strategic Income Opportunities Trust Series II(*)	2024	936	20.94 to 15.38	20,865	2.05 to 1.00	2.48	1.88 to 0.81
	2023	1,033	20.77 to 15.10	22,652	2.05 to 1.00	3.17	6.17 to 5.06
	2022	1,187	19.77 to 14.22	24,730	2.05 to 1.00	3.19	-11.19 to -12.12
	2021	1,239	22.50 to 16.01	29,301	2.05 to 1.00	3.19	-0.30 to -1.34
	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16

Total Bond Market Series Trust NAV(*)	2024	5,064	13.08 to 11.93	65,366	1.55 to 0.80	2.96	0.33 to -0.43
	2023	5,371	13.03 to 11.99	69,168	1.55 to 0.80	2.72	4.45 to 3.67
	2022	5,486	12.48 to 11.56	67,722	1.55 to 0.80	2.55	-14.05 to -14.69
	2021	6,183	14.52 to 13.55	88,904	1.55 to 0.80	2.28	-2.64 to -3.37
	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73

Total Bond Market Trust Series II(*)	2024	3,199	12.56 to 10.82	37,275	2.10 to 0.35	2.66	0.45 to -1.31
	2023	3,588	12.50 to 10.96	42,068	2.10 to 0.35	2.41	4.66 to 2.85
	2022	3,903	11.94 to 10.66	44,234	2.10 to 0.35	2.34	-13.88 to -15.37
	2021	4,191	13.87 to 12.59	55,825	2.10 to 0.35	1.88	-2.44 to -4.14
	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88

Total Stock Market Index Trust Series I(*)	2024	865	65.76 to 56.38	44,564	1.90 to 0.45	0.48	22.92 to 21.14
	2023	983	53.50 to 46.55	41,642	1.90 to 0.45	1.06	24.97 to 23.17
	2022	1,091	42.81 to 37.79	37,463	1.90 to 0.45	1.03	-20.77 to -21.90
	2021	1,210	54.03 to 48.39	53,032	1.90 to 0.45	1.07	23.89 to 22.11
	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
Total Stock Market Index Trust Series II(*)	2024	669	67.90 to 32.85	41,677	2.05 to 1.00	0.32	21.99 to 20.71
	2023	752	56.25 to 26.93	38,684	2.05 to 1.00	0.89	24.01 to 22.72
	2022	786	45.84 to 21.71	32,978	2.05 to 1.00	0.86	-21.33 to -22.15
	2021	845	58.88 to 27.60	45,303	2.05 to 1.00	0.89	22.96 to 21.67
	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72

Ultra Short Term Bond Trust Series I(*)	2024	550	13.04 to 11.71	7,099	1.55 to 0.80	1.44	4.12 to 3.34
	2023	704	12.53 to 11.33	8,728	1.55 to 0.80	2.75	3.77 to 3.00
	2022	672	12.07 to 11.00	8,021	1.55 to 0.80	1.44	-1.63 to -2.36
	2021	690	12.27 to 11.27	8,392	1.55 to 0.80	1.61	-1.26 to -2.00
	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10

Ultra Short Term Bond Trust Series II(*)	2024	14,275	13.52 to 10.50	164,945	2.10 to 0.35	1.38	4.41 to 2.58
	2023	16,358	12.95 to 10.24	183,601	2.10 to 0.35	2.56	4.05 to 2.25
	2022	19,135	12.44 to 10.01	208,868	2.10 to 0.35	1.36	-1.39 to -3.09
	2021	16,167	12.62 to 10.33	180,830	2.10 to 0.35	1.49	-1.01 to -2.73
	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83

73 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account”. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the under lying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II.

(f) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

74 of 75

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

10. Operating Segments

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the US Head of Inforce Management. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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